Registration No. 333-216513

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   /X/

Pre-Effective Amendment No. 1      /X/

Post-Effective Amendment No.      //

T. ROWE PRICE HIGH YIELD FUND, INC.

Exact Name of Registrant as Specified in Charter

100 East Pratt Street, Baltimore, Maryland 21202
Address of Principal Executive Offices

410-345-2000
Registrant’s Telephone Number, Including Area Code

David Oestreicher

100 East Pratt Street, Baltimore, Maryland 21202
Name and Address of Agent for Service

Approximate Date of Proposed Public Offering
As soon as practicable after this Registration Statement becomes effective.

Calculation of Registration Fee under the Securities Act of 1933:

Title of the securities being registered: Shares of common stock, par value $0.01 per share of the T. Rowe Price High Yield Fund, Inc. The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no filing fee is payable herewith in reliance upon Section 24(f).

This Registration Statement shall become effective in accordance with Section 8(a) of the Securities Act of 1933 or on such earlier date as the Commission acting pursuant to said Section 8(a), may determine.

April 21, 2017

HENDERSON GLOBAL FUNDS
737 North Michigan Avenue, Suite 1700
Chicago, Illinois 60611

Dear Shareholder:

A special meeting (the “Meeting”) of the shareholders of the Henderson High Yield Opportunities Fund (the “Acquired Fund”), a series of Henderson Global Funds (the “Henderson Trust”) will be held at 8:00 a.m. Central Time at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611 on Monday, May 15, 2017. The purpose of the Meeting is to vote on an important proposal that affects the Acquired Fund, as disclosed in the enclosed Notice of Special Meeting of Shareholders (the “Notice”).

The Board of Trustees of the Henderson Trust (the “Henderson Funds Board”) has approved, under an Agreement and Plan of Reorganization (a “Plan”), the transition of the Acquired Fund to the T. Rowe Price mutual fund platform (the “Reorganization”), by transferring the assets and liabilities of the Acquired Fund to the T. Rowe Price U.S. High Yield Fund (the “Acquiring Fund”), a newly-formed series of T. Rowe Price High Yield Fund, Inc. The Acquiring Fund has substantially similar investment objectives, principal investment strategies, and risks as the Acquired Fund. In addition, the portfolio manager of the Acquired Fund is expected to serve as the portfolio manager of the Acquiring Fund, and the investment professionals supporting the portfolio manager are expected to remain substantially the same. Henderson Global Investors (North America) Inc. (“Henderson”), the investment adviser to the Acquired Fund, recommended that the Henderson Funds Board approve the Reorganization after exploring and considering strategic alternatives for the Acquired Fund.

The Henderson Board believes reorganizing the Acquired Fund into the Acquiring Fund will offer shareholders a number of potential benefits, including, among other things, the potential benefits to the Acquired Fund and its shareholders by making it part of the larger T. Rowe Price family of funds.

The Henderson Funds Board believes that the proposed Reorganization is in the best interests of the Acquired Fund and has recommended that shareholders vote FOR the Plan to authorize the Reorganization.

You can vote in one of four ways:

• By Internet through the website listed in the proxy voting instructions;

• By telephone by calling the toll-free number listed on your proxy card(s) and following recorded instructions;

• By mail with the enclosed proxy card(s); or

• In person at the special shareholder meeting on May 15, 2017.

The enclosed proxy statement/prospectus describes the proposal and compares the Acquired Fund to the Acquiring Fund. Your vote is extremely important, so please read the enclosed proxy statement/prospectus carefully and submit your vote. If you have any questions about the proposal, please call our proxy solicitor, Computershare Fund Services at 1-800-337-3503.

Thank you for your consideration of this important proposal.

Sincerely,

/s/James G. O’Brien
James G. O’Brien
President
Henderson Global Funds

HENDERSON GLOBAL FUNDS
737 North Michigan Avenue, Suite 1700
Chicago, Illinois 60611

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Board of Trustees of Henderson Global Funds has called a Special Meeting of Shareholders of the Henderson High Yield Opportunities Fund (the “Acquired Fund”), to be held at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611, on Monday, May 15, 2017, at 8:00 a.m. Central Time (together with any postponements or adjournments thereof, the “Meeting”).

At the Meeting, shareholders of the Acquired Fund will be asked to vote to approve an Agreement and Plan of Reorganization (the “Plan”), which provides for the transfer of all of the assets and all the stated liabilities of the Acquired Fund to the T. Rowe Price U.S. High Yield Fund (the “Acquiring Fund”), a newly-formed series of T. Rowe Price High Yield Fund, Inc. (the “Reorganization”). The Acquiring Fund will have substantially similar investment objectives, principal investment strategies, and risks as the Acquired Fund.

Any shareholder who owned shares of the Acquired Fund as of the close of business on March 1, 2017 will receive notice of the Meeting and will be entitled to vote on the Plan at the Meeting. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting, including any adjournment or postponement of the Meeting.

Shareholders are urged to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s), or complete, sign, and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

The Board of Trustees recommends that shareholders of the Acquired Fund vote FOR the Plan to authorize the Reorganization.

By Order of the Board of Trustees,

/s/James G. O’Brien
President
Henderson Global Funds

April 21, 2017

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1. Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Account

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr. Executor

THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED APRIL 21, 2017

COMBINED PROXY STATEMENT

OF

HENDERSON HIGH YIELD OPPORTUNITIES FUND

(the “Acquired Fund”)

(a series of HENDERSON GLOBAL FUNDS)

The address and telephone number of the Acquired Fund is:

737 North Michigan Avenue, Suite 1700
Chicago, Illinois 60611

(312) 871-6200

AND

PROSPECTUS FOR

T. ROWE PRICE U.S. HIGH YIELD FUND

(the “Acquiring Fund”)

(a series of T. ROWE PRICE HIGH YIELD FUND, INC.)

The address and telephone number of the Acquiring Fund is:

100 East Pratt Street
Baltimore, Maryland 21202

(410) 345-2000

 Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed on upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 An investment in either the Acquired Fund or the Acquiring Fund (each sometimes referred to herein as a “Fund”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 This Proxy Statement/Prospectus sets forth information about the Acquiring Fund that an investor needs to know before investing. Please read this Proxy Statement/Prospectus carefully before investing and keep it for future reference.

The date of this Proxy Statement/Prospectus is April 21, 2017.

 For more complete information about each Fund, please read the Fund’s Prospectus and Statement of Additional Information, as they may be amended and/or supplemented. Each Fund’s Prospectus and Statement of Additional Information, and other additional information about each Fund, have been filed with the SEC (www.sec.gov) and are available upon request and without charge by calling the toll-free numbers shown below.

INTRODUCTION

 This combined proxy statement/prospectus, dated April 21, 2017 (the “Proxy Statement/Prospectus”), is being furnished to shareholders of the Acquired Fund in connection with the solicitation by Henderson Global Funds’ Board of Trustees of proxies to be used at a special meeting of the shareholders of the Acquired Fund to be held at the offices of Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611 on May 15, 2017, at 8:00 a.m., Central Time. The Proxy Statement/Prospectus is being mailed to shareholders of the Acquired Fund on or about April 21, 2017.

 The purpose of this Proxy Statement/Prospectus is to obtain shareholder approval of a proposed Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”).

 The Henderson Global Funds’ Board of Trustees recommends that you vote FOR this proposal.

 The Acquired Fund is a series of Henderson Global Funds, an open-end management investment company organized as a Delaware statutory trust (the “Henderson Trust”). The Acquiring Fund is a newly-organized series of T. Rowe Price High Yield Fund, Inc. (the “T. Rowe Price Corporation”), an open-end management investment company organized as a Maryland corporation. The Acquiring Fund will commence operations upon consummation of the proposed reorganization.

 The Proxy Statement/Prospectus contains information you should know before voting on the proposed Plan. A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus, including the exhibit, carefully.

Where to Get More Information

Acquired Fund’s current prospectus, statement of additional information and any applicable supplements, and the most recent annual or semi-annual report to shareholders.	On file with the SEC (http://www.sec.gov) and available at no charge by calling: 866.3HENDERSON (or 866.343.6337) or on the Acquired Fund’s website (http://www.henderson.com).

A statement of additional information for this Proxy Statement/Prospectus, dated April 19, 2017 (the “SAI”). The SAI contains additional information about the Acquired Fund and the Acquiring Fund.	On file with the SEC (http://www.sec.gov) and available at no charge by calling: 866.3HENDERSON (or 866.343.6337). The SAI is incorporated by reference into this Proxy Statement/Prospectus.

 The Acquired Fund’s summary prospectus dated March 27, 2017, as supplemented, and prospectus and statement of additional information dated March 27, 2017, as supplemented, are incorporated by reference into this Proxy Statement/Prospectus.

Background to the Reorganization

 Following the October 3, 2016, announcement of a planned merger of Henderson Group plc (“Henderson Group”), the indirect parent of Henderson Global Investors (North America) Inc. (“Henderson”), with another investment management firm, it was determined that the Acquired Fund and the portfolio manager and investment team that manage the Acquired Fund (the “Henderson U.S. High Yield Team”) would not be a part of the strategic combination of those firms’ combined business.

 Instead, the Acquired Fund and the Acquiring Fund have entered into the Plan, which provides for the proposed Reorganization. The Reorganization involves the transfer of all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund has a substantially similar investment objective and substantially similar principal investment strategies as the Acquired Fund, with differences only existing in the language of the disclosure based on the different approaches to such disclosure taken by Henderson and T. Rowe Price. The Acquiring Fund also discloses certain investment policies in its prospectus, as a result of such different approaches.

 In conjunction with the Reorganization, Henderson, the Acquired Fund’s investment adviser, has entered into an Asset Transfer Agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Asset Transfer Agreement, similar to the Plan, requires Henderson to transfer and deliver to T. Rowe Price the books and records that Henderson maintains for the Acquired Fund, and Henderson has also agreed to transfer to T. Rowe Price certain books and records related to the Acquired Fund’s portfolio management team (the “T. Rowe Price-Henderson Transaction”). As a result of the T. Rowe Price-Henderson Transaction, the portfolio manager of the Acquired Fund is expected to serve as the portfolio manager of the Acquiring Fund, and the investment professionals supporting the portfolio manager are expected to remain substantially the same. The T. Rowe Price-Henderson Transaction is expected to close concurrently with, and is contingent upon, closing of the Reorganization.

 The Board of Trustees of the Henderson Trust (the “Henderson Funds Board” and the members of the Henderson Funds Board individually, the “Henderson Trustees”), having received a recommendation to approve the Reorganization from Henderson, has approved the Reorganization. Prior to making its recommendation to the Henderson Funds Board, Henderson explored and considered strategic alternatives for the Acquired Fund, including reorganizing the Acquired Fund into another fund complex or liquidation, in order to present the Henderson Funds Board with a recommendation that Henderson believes is in the best interests of the Acquired Fund and its shareholders. In this connection, Henderson considered the proposed transition of the Acquired Fund to the T. Rowe Price family of funds. For this purpose, Henderson conducted a comparative evaluation of T. Rowe Price and the T. Rowe Price family of funds, including (i) T. Rowe Price’s investment processes and capabilities, (ii) T. Rowe Price’s administrative capabilities, (iii) T. Rowe Price’s distribution capabilities, (iv) the other types of funds available as part of the T. Rowe Price family of funds, (v) the compliance culture and infrastructure of T. Rowe Price and the T. Rowe Price family of funds, and (vi) the reputation of T. Rowe Price and the T. Rowe Price family of funds in the marketplace. In addition, as noted above, it is expected that the current portfolio manager of the Acquired Fund will continue to serve as portfolio manager of the Acquiring Fund following the completion of the Reorganization utilizing substantially the same investment strategies as the Acquired Fund’s current investment strategies. In view of the foregoing considerations and other factors described below, Henderson believes that the proposed Reorganization is in the best interests of the Acquired Fund and its shareholders.

 The Henderson Funds Board requested and received such information from T. Rowe Price and Henderson as it determined to be necessary to evaluate the proposed Reorganization. At its meeting, the Henderson Funds Board received and evaluated materials regarding T. Rowe Price and the T. Rowe Price family of funds, including the effect of the proposed Reorganization on the Acquired Fund’s shareholders, and the quality of the services offered by T. Rowe Price. In addition to these general factors, the Henderson Funds Board also considered the factors discussed below in the context of the Reorganization. The Henderson Trustees who are not “interested person[s],” as defined by Section 2(a)(19) of the Investment Company Act of 1940 Act, as amended (the “1940 Act”), of the Henderson Trust (the “Henderson Independent Trustees”), were assisted in their consideration of the proposed Reorganization by independent trustees’ counsel.

 On February 24, 2017, the Henderson Funds Board, including all of the Henderson Independent Trustees, unanimously voted to approve the Reorganization. The Henderson Funds Board, including the Henderson Independent Trustees, also considered and approved the terms and conditions of the Plan for the proposed Reorganization. The Henderson Funds Board, including all of the Henderson Independent Trustees, believes that the Reorganization is in the best interests of the Acquired Fund and its shareholders and recommends that shareholders of the Acquired Fund approve the Plan.

Questions and Answers

 How Will the Reorganization Work?

• The Reorganization is scheduled to occur on May 22, 2017, but may occur on such earlier or later date (but no later than May 30, 2017) as the parties may agree in writing (the “Closing Date”).

• The Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume the Acquired Fund’s stated liabilities, as contemplated by the Plan. The Acquired Fund then will be liquidated and terminated.

• As detailed in the following table, shareholders of Class A and Class C shares of the Acquired Fund will receive Advisor Class shares of the Acquiring Fund, and shareholders of Class I and Class R6 of the Acquired Fund will receive I Class shares of the Acquiring Fund, in proportion to the relative net asset value of their shareholdings of Class A, Class C, Class I, and/or Class R6 shares, respectively, of the Acquired Fund, on the Closing Date. In addition to the Advisor Class and I Class shares to be issued in the Reorganization, the Acquiring Fund will also offer another class of shares called Investor Class shares.

Acquiring Fund and its Classes	Acquired Fund and its Corresponding Classes
T. Rowe Price U.S. High Yield Fund	Henderson High Yield Opportunities Fund
Investor Class	No corresponding class
Advisor Class	Class A Shares Class C Shares
I Class	Class I Shares Class R6 Shares

Therefore, on the Closing Date, shareholders of the Acquired Fund will hold shares of the Acquiring Fund in amounts equal to the aggregate net asset value of the shares of the applicable class of shares of the Acquired Fund that the shareholder held immediately prior to the Reorganization, subject to any changes in valuation of portfolio securities resulting from the fact that portfolio securities will be valued using the pricing policies and procedures of the Acquiring Fund, which may differ from those of the Acquired Fund.

• No sales load, contingent deferred sales charge (“CDSC”), commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. Acquired Fund Class A and Class C shareholders will not be subject to a CDSC as a result of their shares being exchanged as part of the Reorganization. Although the Acquiring Fund will charge a redemption fee on shares that are held for 90 days or less, any shares of the Acquiring Fund that are received by Acquired Fund shareholders as a result of the Reorganization will not be subject to the redemption fee. Any Acquiring Fund shares that are purchased after the Reorganization will be subject to the redemption fee, if applicable, upon redemption.

• T. Rowe Price will act as investment adviser to the Acquiring Fund; however, as a result of the T. Rowe Price-Henderson Transaction, it is expected that the current portfolio manager of the Acquired Fund will continue to serve as the portfolio manager of the Acquiring Fund following the completion of the Reorganization.

• Based upon an opinion of counsel, the exchange of Acquired Fund shares for Acquiring Fund shares in the Reorganization will not result in the recognition of income, gain or loss, for federal income tax purposes, by an exchanging shareholder. The Reorganization generally will not result in the recognition of gain or loss for federal income tax purposes by the Acquired Fund or the Acquiring Fund.

• If shareholders of the Acquired Fund do not vote to approve the Reorganization, the Reorganization will not occur. Prior to recommending that the Henderson Funds Board approve the Reorganization, Henderson considered strategic alternatives for the Acquired Fund, including reorganizing the Acquired Fund into another fund complex or liquidating the Acquired Fund. If the Reorganization is not approved, the Henderson Funds Board would determine what further action is in the best interest of the Acquired Fund and its shareholders, including potential liquidation of the Acquired Fund.

• If you redeem your shares prior to the Reorganization and your shares are subject to a CDSC, your redemption proceeds will be reduced by the applicable sales charge.

 This Proxy Statement/Prospectus relates only to the Acquiring Fund’s Advisor Class and I Class shares to be issued to Acquired Fund shareholders in the Reorganization.

 What Did the Henderson Funds Board Consider in Assessing and Approving the Plan and Determining to Submit the Plan to the Acquired Fund’s Shareholders for Approval?

 In assessing and approving the Plan and determining to submit the Plan to the Acquired Fund’s shareholders for approval, the Henderson Funds Board considered a variety of factors deemed relevant in their business judgement, including, but not limited to, the following:

• The reputation, financial strength and resources of T. Rowe Price and T. Rowe Price Group, Inc. (the “Firm”);

• The investment objective, principal investment strategies, and risks of the Acquired Fund are substantially similar to the investment objective, principal investment strategies, and risks of the Acquiring Fund;

• The Henderson U.S. High Yield Team, which currently manages the Acquired Fund, will transition to T. Rowe Price and continue to manage the Acquiring Fund after the Reorganization;

• As of the time of the Reorganization, the management fee rate to be paid by the Acquiring Fund will be higher than the current management fee rate paid by the Acquired Fund;

• T. Rowe Price’s commitment that the total annual expense ratio of each class of the Acquiring Fund (after waivers and expense reimbursements) will be the same or lower than the total annual expense ratio (after waivers and expense reimbursements) of the corresponding class of the Acquired Fund until at least September 30, 2019;

• There is not expected to be any diminution in the nature, quality and extent of services provided to the Acquired Fund and its shareholders as a result of the Reorganization, including the transition from the Acquired Fund’s current service providers to the Acquiring Fund’s service providers;

• The Acquiring Fund will adopt the historical performance record of the Acquired Fund;

• The access to T. Rowe Price’s distribution capabilities may create the potential for asset growth and a more stable asset base;

• The potential for increased economies of scale from operational efficiencies within a significantly larger mutual fund complex;

• The Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and that no gain or loss is expected to be recognized by the Acquired Fund or its shareholders for federal income tax purposes as a result of the Reorganization;

• The composition and qualifications of the T. Rowe Price Corporations board of directors;

• Shareholder access to additional investment options, by virtue of certain exchange rights, within the T. Rowe Price fund complex;

• The uncertainty of the future of the Acquired Fund if the Reorganization is not effected, including potential liquidation;

• The terms and conditions of the Plan;

• Shareholders of the Acquired Fund will have the opportunity to vote on the proposed Reorganization;

• All costs and expenses associated with the Acquired Fund’s participation in the proposed Reorganization will be paid by T. Rowe Price, and not by the shareholders of the Acquired Fund;

• No sales charge, CDSC, commission, redemption fee or other transactional fee will be charged as a result of the proposed Reorganization; and

• The strong support for the Reorganization expressed by senior management of Henderson and the Henderson U.S. High Yield Team.

In its deliberations, the Henderson Funds Board considered all of the information it received, including the information described above, with no single factor or piece of information identified as paramount or controlling, and each Henderson Trustee may have attributed different weights to various factors.

 Are there any significant differences in the total annual fund operating expenses between the Acquired Fund and the Acquiring Fund?

 As disclosed in the “The Fund’s Fees and Expenses” section below, “other expenses” for the Acquiring Fund are higher than “other expenses” for the Acquired Fund. The amount of “other expenses” for the Acquiring Fund results primarily from the expenses associated with the organizational costs of the Acquiring Fund in its first year of operations. Organizational costs which comprise “other expenses” could be deemed to be costs associated with the Reorganization, although the expenses associated with the proxy statement and solicitation will be borne by T. Rowe Price. Shareholders of the Acquired Fund will incur the costs associated with the organization and creation of the Acquiring Fund as shareholders in the Acquiring Fund after the Reorganization. These organizational costs include fees to incorporate and register the Acquiring Fund (including blue sky, SEC, and Maryland incorporation fees), costs associated with the preparation of the Acquiring Fund’s registration statement on Form N-1A, and costs incurred in connection with the Acquiring Fund’s organizational Board meeting (including the preparation of the Acquiring Fund’s investment management agreement, 12b-1 Plan, and other fund agreements). These costs are not associated with the day-to-day operation of the Acquiring Fund as a mutual fund (unlike, for example, custody and accounting fees) and T. Rowe Price anticipates that these expenses will not be a component of “other expenses” after the first year of operations for the Acquiring Fund. Accordingly, it is expected that beginning with the second year of operation, “other expenses” for the Acquiring Fund will be reduced and become more closely aligned with the current “other expenses” for the Acquired Fund. Any remaining difference in “other expenses” for the Acquiring Fund relative to “other expenses” for the Acquired Fund will be the result of a different cost structure of the Acquiring Fund that may include the selection of different service providers to perform essential functions.

 The Acquired and Acquiring Funds’ “other expenses” consist of expenses for the following services. The services for the Acquired and Acquiring Funds are generally made up of the same or similar service components. However, as noted above, “other expenses” for the Acquiring Fund’s first year of operations will include costs associated with the organization of the Acquiring Fund, and such costs are not similarly included in “other expenses” for the Acquired Fund.

Acquired Fund’s “other expenses”	Acquiring Fund’s “other expenses”

Transfer agent services, custodial services, fund administration services, fund accounting services, independent public accounting services for audit and tax purposes, legal services, the services of the Henderson Funds Board, a fidelity bond, directors and officers/errors and omissions insurance, and such other services necessary to the conduct of Acquired Fund’s business.

Services related to organization and offering of the Acquiring Fund, transfer agent services, custody and accounting services, audit and tax services, legal services, printing services, state “blue sky” fees, insurance, the services of the T. Rowe Price Corporation’s Board of Directors, and such other services necessary to the conduct of the Acquiring Fund’s business.

 In addition, as disclosed in “The Fund’s Fees and Expenses” section below, the management fee of the Acquiring Fund consists of two components–an individual fund fee rate of 0.30% and a group fee that declines at certain asset levels and is calculated daily based on the combined net assets of all funds in the T. Rowe Price family of funds (except the Fund-of-Funds, T. Rowe Price Reserve Funds, Multi-Sector Account Portfolios, and any index or private label mutual funds). The individual fund fee rate of 0.30% when combined with the current group fee rate results in a total management fee rate of 0.59%. Although this total management fee is slightly higher than that of the Acquired Fund, which has a management fee of 0.50%, the Acquiring Fund’s total management fee is consistent with other T. Rowe Price funds in the same strategy.

 Because of the difference in the management fee and the “other expenses” for the Acquiring Fund relative to those for the Acquired Fund, T. Rowe Price has agreed (through September 30, 2019) to waive its fees and/or bear any expenses (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired funds fees and expenses) that would cause the Advisor Class’ ratio of expenses to average daily net assets to exceed 0.94%. In addition, T. Rowe Price has agreed (through September 30, 2019) to pay the operating expenses of the Acquiring Fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes and brokerage; nonrecurring, extraordinary expenses; and acquired funds fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The net expense ratio for the I Class is estimated to be 0.64%.

 As a result of the expense limitations, at the time of the Reorganization (and through at least September 30, 2019), the net expense ratio for each class of the Acquiring Fund will be the same as or lower than the current net expense ratio for the corresponding classes of the Acquired Fund. Upon expiration of these T. Rowe Price agreements there is no guarantee that additional agreements to limit the net expense ratios of the Acquiring Fund will be entered into for a future period.

 As explained further in the section “Other Important Information Concerning the Reorganization—Portfolio Securities,” shareholders of the Acquired Fund may incur indirect costs related to the disposition of certain holdings of the Acquired Fund prior to or following the Reorganization, which are expected to be minimal. Prior to the Reorganization, the Acquired Fund will continue to pursue its investment strategy. Any dispositions of portfolio securities prior to the Reorganization are expected to primarily result from the Acquired Fund’s investment strategies and are not expected to arise solely for the purpose of repositioning the Acquired Fund to complete the Reorganization.

 What are the material operational or administration differences in the Acquired Fund and the Acquiring Fund?

 In addition to the change in the investment adviser to T. Rowe Price, there will be certain other service provider changes.

 T. Rowe Price will provide administration services to the Acquiring Fund. T. Rowe Price Services, Inc. (“Services”), a wholly owned subsidiary of T. Rowe Price, will act as the Acquiring Fund’s transfer agent and dividend disbursing agent and provide shareholder and administrative services. Fund accounting services will be provided to the Acquiring Fund by T. Rowe Price and The Bank of New York Mellon. T. Rowe Price Retirement Plan Services, Inc. (“RPS”), also a wholly owned subsidiary of T. Rowe Price, will provide recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans that may invest in the Acquiring Fund. T. Rowe Price Investment Services, Inc. (“Investment Services”), a wholly owned subsidiary of T. Rowe Price, will serve as distributor of the Acquiring Fund. The Acquiring Fund’s independent registered public accounting firm will be PricewaterhouseCoopers LLP. State Street Bank and Trust Company (“State Street”) will serve as the Acquiring Fund’s custodian.

 State Street serves as the Acquired Fund’s custodian, administrator and transfer agent. Ernst & Young LLP serves as the Acquired Fund’s independent registered public accounting firm. The Acquired Fund’s distributor is Foreside Fund Services, LLC.

 There is not expected to be any material change in the quality or nature of services provided to the Acquiring Fund following the Reorganization and change in service providers.

 Who is T. Rowe Price?

 T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202 was founded in 1937 and is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. (the “Firm”). The Firm is a publicly traded parent holding company of T. Rowe Price and its affiliated entities. T. Rowe Price is a leading global investment management firm. As of December 31, 2016, the Firm had approximately $810 billion in assets under management and provided investment management services for more than 8 million individual and institutional investor accounts.

 Who will pay the expenses associated with the proxy statement and solicitation?

 The expenses associated with the proxy statement and solicitation will be borne by T. Rowe Price. It is estimated that the total expenses associated with the proxy statement and solicitation will be $6,184. The Funds will not pay any expenses associated with the proxy statement and solicitation.

 Will T. Rowe Price or Henderson Benefit from the Reorganization?

 T. Rowe Price will benefit from adding a complementary investment strategy to the T. Rowe Price family of funds. The Acquiring Fund will provide an additional high yield investment opportunity for T. Rowe Price clients as the existing T. Rowe Price High Yield Fund is closed to new investors. T. Rowe Price also is acquiring certain assets of Henderson associated with its management of the Acquired Fund. Specifically, pursuant to an Asset Transfer Agreement dated February 27, 2017, Henderson agreed to transfer to T. Rowe Price, among other things, such books and records that Henderson maintains under the 1940 Act directly related to the Acquired Fund, including performance, fund accounting and shareholder records and underlying data used to produce those books and records and all books and records related to the Acquired Fund’s portfolio management team, including, but not limited to, any books and records which Henderson maintains that are necessary to support the calculation of the investment performance of the Acquired Fund’s portfolio management team with respect to the Acquired Fund since the inception of the Acquired Fund; and all of the equipment, technology and other property used by the Acquired Fund’s portfolio management team in the current office space premises (subject to the terms and conditions set forth in the Asset Transfer Agreement). In approving the Reorganization, the Henderson Funds Board was informed that T. Rowe Price would benefit from the Reorganization. The T. Rowe Price–Henderson Transaction is expected to close concurrently with, and is contingent upon, closing of the Reorganization.

 What are the Federal Income Tax Consequences of the Reorganization?

 As a condition to the closing of the Reorganization, the Funds must receive an opinion of counsel to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Code. Accordingly, subject to the limited exceptions described below under the heading “Tax Status of the Reorganization,” neither you as a shareholder nor the Acquired Fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the Acquiring Fund’s shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization.

 What Happens if the Reorganization is Not Approved?

 If shareholders of the Acquired Fund do not vote to approve the Reorganization, the Reorganization will not occur. Prior to recommending that the Henderson Funds Board approve the Reorganization, Henderson considered strategic alternatives for the Acquired Fund, including reorganizing the Acquired Fund into another fund complex or liquidating the Acquired Fund. If the Reorganization is not approved, the Henderson Funds Board would determine what further action is in the best interest of the Acquired Fund and its shareholders, including potential liquidation of the Acquired Fund.

 Who is Eligible to Vote?

 Shareholders of record of the Acquired Fund on March 1, 2017 are entitled to attend and vote at the meeting or any adjourned meeting. All shareholders of the Acquired Fund will vote together as a single class. Each shareholder of the Acquired Fund is entitled to one vote for each share standing in such shareholder’s name on the books of the Acquired Fund. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Plan. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

TABLE OF CONTENTS

HENDERSON HIGH YIELD OPPORTUNITIES FUND

AND

T. ROWE PRICE U.S. HIGH YIELD FUND

SUMMARY

 The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

 Shareholders are being asked to consider and vote upon a proposal to reorganize the Henderson High Yield Opportunities Fund into the T. Rowe Price U.S. High Yield Fund (the “Proposal”).

 If the Proposal is approved, the Acquired Fund will be reorganized into the Acquiring Fund, a newly organized open-end fund that will commence operations upon consummation of the proposed Reorganization, as described in this Proxy Statement/Prospectus.

 The Acquired Fund and the Acquiring Fund have substantially similar investment objectives, principal investment strategies, policies, and related risks, with differences only existing in the language of the disclosure based on the different approaches to such disclosure taken by Henderson and T. Rowe Price. Certain investment strategies that were listed as “principal investment strategies” by the Acquired Fund are no longer included as “principal investment strategies” by the Acquiring Fund because these strategies have been deemed to be non-principal at the current time. In addition, the Acquiring Fund has certain operating policies disclosed in its prospectus that are not disclosed in the Acquired Fund’s prospectus. These operating policies were added for consistency with other funds in the T. Rowe Price family of funds and are consistent with the Acquired Fund’s investment strategies and historical portfolio holdings. Because the Acquired Fund and the Acquiring Fund have substantially similar investment objectives and investment strategies, T. Rowe Price and Henderson do not believe that any of these disclosure differences are the result of any differences in how the Acquired Fund has been managed and how the Acquiring Fund is expected to be managed. T. Rowe Price will act as investment adviser of the Acquiring Fund following the Reorganization. In addition, it is expected that the current portfolio manager of the Acquired Fund will continue to serve as the portfolio manager of the combined Fund upon consummation of the Reorganization.

 In anticipation of the Reorganization, effective upon the close of business (4:00 pm Eastern) on May 18, 2017, the Acquired Fund will not accept purchase orders, including with respect to additional investments for existing shareholders of the Acquired Fund. Any purchase orders for shares of the Acquired Fund received upon or after the close of business on May 18, 2017 will not be accepted and the transaction will not be processed. In addition, effective immediately, the Acquired Fund will not accept purchase orders for Class C shares subject to a contingent deferred sales charge.

Comparison of Henderson High Yield Opportunities Fund with T. Rowe Price U.S. High Yield Fund

	Henderson High Yield Opportunities Fund	T. Rowe Price U.S. High Yield Fund
Investment Objective	The Fund’s investment objective is to seek total return with current income as a secondary objective	The Fund seeks total return, and secondarily, current income.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield securities (commonly referred to as “junk bonds”) that are, at the time of purchase, rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by Standard & Poor’s Ratings Services, (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, considered to be of equivalent quality. The Fund seeks to achieve its investment objectives by investing primarily in

The Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in U.S. high yield instruments (commonly referred to as “junk” bonds), which are debt instruments that are, at the time of purchase, rated below investment grade by a credit rating agency (i.e., Baa3 by Moody’s Investors Service, Inc. or below BBB- by S&P Global Ratings or Fitch Ratings, Inc.), or, if not rated by any major credit rating agency, deemed to be below investment grade by T. Rowe Price. The Fund considers U.S.

Henderson High Yield Opportunities Fund	T. Rowe Price U.S. High Yield Fund

high yield corporate bonds. The Fund may also invest in other income producing securities and instruments including loans, municipal bonds, mortgage-backed and asset-backed securities, convertible securities, warrants, preferred stocks and common stocks. In selecting bonds, the portfolio manager evaluates the income provided by the bond and the bond’s appreciation potential as well as the issuer’s ability to make income and principal payments. For purposes of this investment strategy, assets of the Fund mean net assets plus the amount of any borrowings for investment purposes.

The Fund also may invest in investment-grade fixed income securities, including U.S. and foreign government securities, corporate bonds and collateralized bond obligations. The Fund may invest in debt securities of foreign issuers or denominated in foreign currency, including emerging market countries. The Fund has no requirements as to the range of maturities of the fixed income securities it may invest in or as to the market capitalization of the issuers of those securities.

Other securities in which the Fund may invest include: all types of bonds, debentures, loans, mortgage-related and other asset-backed securities, foreign securities, distressed securities subordinated bank debt, private placements and floating rate notes.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the 1940 Act, currently up to 33⅓% of its total assets, including the amount borrowed.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements. However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

high yield instruments to include below investment grade bonds, bank loans, and other debt instruments issued by U.S. issuers, as well as bonds denominated in U.S. dollars that are issued by foreign banks and corporations and registered with the SEC for sale in the U.S. (such as Yankee bonds). If a holding is split rated (i.e., rated investment grade by at least one rating agency and below investment grade by another rating agency), the lower rating will be used for purposes of the Fund’s 80% investment policy. The Fund focuses its investments on high yield corporate bonds but may also invest in other income producing instruments including bank loans, convertible securities, and preferred stocks. In selecting bonds, the portfolio manager generally evaluates the income provided by the bond and the bond’s appreciation potential, as well as the issuer’s ability to make income and principal payments.

High yield instruments tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the Fund may be senior or subordinate obligations of the borrower. The Fund may invest up to 15% of its net assets in bank loans.

The Fund may purchase securities of any maturity, and its weighted average maturity and duration will vary with market conditions. In selecting investments, the Fund relies extensively on rigorous credit research and analysis.

While most assets will typically be invested in U.S. issued instruments and U.S. dollar-denominated instruments, the Fund may also invest in non-U.S. dollar-denominated bonds of foreign issuers (including securities of issuers in emerging markets). The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated foreign instruments.

While most assets will typically be invested directly in bonds and other debt instruments, the Fund may buy or sell credit default swaps involving a specific issuer or an index in order to adjust the Fund’s overall credit quality, to protect against fluctuations in the prices of certain holdings, to gain exposure to a particular issuer or security, or to manage certain investment risks such as changes in an issuer’s creditworthiness.

	Henderson High Yield Opportunities Fund	T. Rowe Price U.S. High Yield Fund

The Fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality, to shift assets into and out of higher-yielding securities, or to reduce its exposure to certain securities.

Investment Adviser	Henderson	T. Rowe Price
Portfolio Manager	Kevin Loome	Kevin Loome
Fiscal Year End	July 31	May 31
Business	A diversified series of the Henderson Trust, an open-end management investment company organized as a Delaware statutory trust.	A diversified series of T. Rowe Price High Yield Fund, Inc., an open-end management investment company organized as a Maryland corporation.

Net Assets (as of December 31, 2016)	$51,720,930	None (The Fund is a newly-organized fund that will commence operations upon consummation of the proposed Reorganization).

Temporary Investments/Reserve Position

As a temporary measure for defensive purposes, the Fund may invest up to 100% of its assets in U.S. or non-U.S. currency denominated short-term investments, including cash or cash equivalents, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, money market instruments, bank obligations, commercial paper, corporate notes and repurchase agreements. The Fund may make these investments or increase its investment in these securities when the portfolio manager is unable to find enough attractive long-term investments, to reduce exposure to the Fund’s primary investments when the portfolio managers believe it is advisable to do so or when adverse or unusual market, economic, political or other conditions exist. The Fund may take such portfolio positions for as long a period as deemed necessary.

As part of its normal operations, the Fund may hold cash or invest a portion of its portfolio in short-term interest bearing U.S. dollar-denominated securities, pending investments or to provide for possible redemptions. Investments in such short-term debt securities can be sold easily and have limited risk of loss, but earn only limited returns. The Fund may increase its cash holdings and/or such short-term investments in anticipation of a greater than normal number of shareholder redemptions.

A certain portion of the Fund’s assets may be held in reserves. The Fund’s reserve positions will primarily consist of: 1) shares of a T. Rowe Price internal money fund or short-term bond fund (which does not charge any management fees); 2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and 3) U.S. dollar or non-U.S. dollar currencies. In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in reserves.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 174% of the average value of its portfolio.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A portfolio turnover rate is not shown since the Fund had not commenced operations during its most recent fiscal year.

Comparison of Principal Risks of Investing in the Funds

 Because the Acquired Fund and the Acquiring Fund have substantially similar investment objectives and principal investment strategies, with differences only existing in the language of the disclosure based on the different approaches to such disclosure taken by Henderson and T. Rowe Price, they are subject to substantially similar principal risks. Accordingly, the Acquired Fund’s and the Acquiring Fund’s principal risks listed below are substantially similar, except that the Acquired Fund’s risks differ from those of the Acquiring Fund’s risks to the extent necessary to conform the risk disclosure with that of other funds in the T. Rowe Price family of funds, including removing certain risk factors associated with investment strategies that T. Rowe Price does not consider to be principal. Because the Acquired Fund and the Acquiring Fund have substantially similar investment objectives and investment strategies, T. Rowe Price and Henderson do not believe that any differences between the Acquired Fund’s and the Acquiring Fund’s risks are the result of any differences in how the Acquired Fund has been managed and how the Acquiring Fund is expected to be managed. For your convenience, the principal risks of both the Acquired Fund and the Acquiring Fund are reproduced below.

Acquired Fund’s Principal Risks	Acquiring Fund’s Principal Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objectives, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks that could adversely affect the total return on your investment include:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The principal risks of investing in this Fund are summarized as follows:

Credit/Default Risk. Credit risk is the risk that a debt security will decline in price, or the issuer of the security fails to pay interest or principal when due, because the issuer experiences an actual or perceived decline in its financial status. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Below investment grade securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

Credit risk This is the risk that an issuer of a debt security could suffer an adverse change in financial condition that results in a payment default, rating downgrade, or inability to meet a financial obligation.

High Yield Securities Risk. High yield securities (commonly referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed. The ratings assigned by credit rating agencies to a security are based on their analyses of the security’s credit quality and may not take into account every risk related to whether interest or principal will be timely paid.

Junk investing risk The Fund is exposed to greater credit risk and volatility than other bond funds. High yield bond issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Fixed income markets risk Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Acquired Fund’s Principal Risks	Acquiring Fund’s Principal Risks

Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Investments in debt securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Typically, interest rate changes have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

Interest rate risk This is the risk that the prices of, and the income generated by, the debt instruments held by the Fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, securities with longer maturities or durations, and funds with longer weighted average maturities or durations, carry greater interest rate risk because a longer maturity or duration is typically associated with an increased sensitivity to interest rates changes. The Fund may be subject to greater interest rate risk due to the current period of historically low interest rates and the potential effect of any government fiscal policy initiatives.

While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be “called,” or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. As a result, the Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Liquidity of individual debt securities varies considerably. High yield debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Judgment of the managers plays a larger role in valuing these investments as compared to valuing more liquid investments.

Liquidity risk This is the risk that the Fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.

Changing Distribution Levels Risk. The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

Valuation Risk. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. The fair value of securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when securities are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Acquired Fund’s Principal Risks	Acquiring Fund’s Principal Risks

Bank Loans and Other Direct Indebtedness Risk. The Fund may not receive payment of principal, interest, and other amounts due in connection with bank loans and other direct indebtedness. These payments will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain, in a segregated account, cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Bank loan risk To the extent the Fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Bank loans can experience extended settlement periods and may take significantly longer than seven days to settle. As a result, there is a risk that investors redeeming shares from the fund may not receive their proceeds in a timely manner, or that the fund may be forced to incur losses in order to pay redemption proceeds on time. In addition, since bank loans are not typically registered under the federal securities laws like stocks and bonds, investors in loans have less protection against improper practices than investors in registered securities.

Floating Rate Notes (FRNs) Risk. The Fund may purchase FRNs, which are instruments that provide for adjustments in the interest rate whenever a specified interest rate index changes or on certain reset dates. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Highly Leveraged Transactions Risk. The loans and other securities in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Foreign Investments Risk. The risks of investing outside the U.S. include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

Foreign investing risk This is the risk that the Fund’s investments in foreign securities may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are heightened for the Fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Acquired Fund’s Principal Risks	Acquiring Fund’s Principal Risks

Derivatives Risk. Derivatives involve special risks different from and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives may also involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

Derivatives risk The Fund uses credit default swaps and is therefore exposed to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments can be illiquid and difficult to value, and may not properly correlate to the underlying securities or index. In addition, derivative instruments not traded on an exchange are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. Credit default swaps involve the risk that the creditworthiness of an issuer or likelihood of a credit event will not be accurately predicted, which could significantly harm the Fund’s performance. Changes in regulations could significantly impact the Fund’s ability to invest in specific types of derivatives, which could limit the Fund’s ability to employ certain strategies that use derivatives.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or similar investments or techniques. The use of leverage may make any change in the Fund’s NAV even greater and thus result in increased volatility of returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that the Fund’s leveraging strategy will be successful.

Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

Active management risk The Fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Portfolio turnover risk The Fund may actively and frequently trade its portfolio securities or other instruments to carry out its investment strategies. High portfolio turnover may adversely affect the Fund’s performance and increase transaction costs, which could increase the Fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared to a fund with less active trading policies, which could have an adverse tax impact if the Fund’s shares are held in a taxable account.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties, issuers of securities held by the Fund or other market participants may adversely impact the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Acquired Fund’s Principal Risks	Acquiring Fund’s Principal Risks

Convertible securities and preferred stock risk Investments in convertible securities and preferred stocks subject the Fund to risks associated with both equity and fixed income securities, depending on the price of the underlying security and the conversion price. Stocks generally fluctuate in value more than bonds and tend to move in cycles, with periods of rising and falling prices. The value of a stock may decline due to general weakness in the stock market or because of factors that affect a particular company or industry. Convertible securities are typically issued by smaller-capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital. Preferred stockholders would be paid after corporate bondholders, but before common stockholders, in the event a company fails.

The Funds’ Fees and Expenses

 Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below for the Acquired Fund are based on the expenses of the Acquired Fund for the six-month period ended January 31, 2017. The Acquiring Fund is a newly-organized fund that will commence operations upon consummation of the proposed Reorganization and has no operating history. Therefore, the fees and expenses for the Acquiring Fund have been estimated using the Acquiring Fund’s proposed fees and estimated expenses assuming the Reorganization occurred on February 1, 2017. For financial statement purposes, the Acquired Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Acquired Fund’s operating history will be used for the Acquiring Fund’s financial reporting purposes. The tables also show the pro forma expenses of the combined Fund after giving effect to the Reorganization based on pro forma net assets as of January 31, 2017.

 The sales charge and redemption fee structures for the Acquired Fund and the Acquiring Fund are different and are compared in more detail below. Each class of the Acquiring Fund is expected to have the same net total expense ratio as or a lower net total expense ratio than the current net total expense ratio for the corresponding class of the Acquired Fund. T. Rowe Price currently has in place written agreements that contractually limit the net total expense ratios of each class of the Acquiring Fund to an amount at or below the current limits Henderson has in place for the corresponding classes of the Acquired Fund. Upon expiration of these T. Rowe Price agreements there is no guarantee that additional agreements to limit the net expense ratios of the Acquiring Fund will be entered into in the future.

Acquired Fund Class A and Class C Shares / Acquiring Fund Advisor Class Shares

				Pro forma

Shareholder Fees (paid directly from your investment)	Henderson High Yield Opportunities Fund (Class A)	Henderson High Yield Opportunities Fund (Class C)	T. Rowe Price U.S. High Yield Fund (Advisor Class)	T. Rowe Price U.S. High Yield Fund (Advisor Class)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None [a]	1.00%[b]	None	None

Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	None	None	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.59%	0.59%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.25%	0.25%

Other Expenses	0.42%	0.39%	0.74%[d]	0.74%[d]

Acquired Fund Fees and Expenses	0.01%[c]	0.01%[c]	None	None

Total Annual Fund Operating Expenses	1.18%	1.90%	1.58%	1.58%

Fee Waiver and/or Expense Reimbursement	(0.24)%[e]	(0.21)%[e]	(0.64)%[f]	(0.64)%[f]

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.94%[e]	1.69%[e]	0.94%[f]	0.94%[f]

a A 1.00% deferred sales charge, also known as a contingent deferred sales charge, applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Acquired Fund’s distributor paid a sales commission on the purchase.

b A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

c Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Acquired Fund’s investments in underlying investment companies. The current estimates are based on the underlying fund holdings during the most recent semiannual period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from U.S. investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Acquired Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

d Other expenses are estimated for the current fiscal year.

e Henderson has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.68% of the Acquired Fund’s average daily net assets. The Acquired Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020 (in the event the proposed Reorganization is not consummated).

f T. Rowe Price has agreed (through September 30, 2019) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes and brokerage; extraordinary expenses; and acquired fund fees and expenses) that would cause the Advisor Class’ ratio of expenses to average daily net assets to exceed 0.94%. The agreement may be terminated at any time beyond September 30, 2019, with approval by the Acquiring Fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price by the Acquiring Fund whenever the Advisor Class’ expense ratio is below 0.94%. However, no reimbursement will be made more than three years after the date of waiver or payment, or if it would result in the expense ratio exceeding 0.94% (excluding interest; expenses related to borrowings, taxes and brokerage; extraordinary expenses; and acquired fund fees and expenses).

Example. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A & C Shares/Advisor Class Shares	1 year	3 years	5 years	10 years
Henderson High Yield Opportunities Fund (Class A)	$566	$774	$1,037	$1,787
Henderson High Yield Opportunities Fund (Class C)	272	545	977	2,178
T. Rowe Price U.S. High Yield Fund (Advisor Class)	96	323	691	1,726
Pro Forma T. Rowe Price U.S. High Yield Fund (Advisor Class)–After Reorganization	96	323	691	1,726

You would pay the following if you did not redeem your shares:

Class A & C Shares/Advisor Class Shares	1 year	3 years	5 years	10 years
Henderson High Yield Opportunities Fund (Class A)	$566	$774	$1,037	$1,787
Henderson High Yield Opportunities Fund (Class C)	172	545	977	2,178
T. Rowe Price U.S. High Yield Fund (Advisor Class)	96	323	691	1,726
Pro Forma T. Rowe Price U.S. High Yield Fund (Advisor Class)–After Reorganization	96	323	691	1,726

Acquired Fund Class I and Class R6 Shares / Acquiring Fund I Class Shares

				Pro forma

Shareholder Fees (paid directly from your investment)	Henderson High Yield Opportunities Fund (Class I)	Henderson High Yield Opportunities Fund (Class R6)	T. Rowe Price U.S. High Yield Fund (I Class)	T. Rowe Price U.S. High Yield Fund (I Class)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None

Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering or price)	None	None	None	None

Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	None	None	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.59%	0.59%

Distribution and/or Service (12b-1) Fees	None	None	None	None

Other Expenses	0.40%	0.35%	0.58%[b,c]	0.58%[b,c]

Acquired Fund Fees and Expenses	0.01%[a]	0.01%[a]	None	None

Total Annual Fund Operating Expenses	0.91%	0.86%	1.17%	1.17%

Fee Waiver and/or Expense Reimbursement	(0.22)%[d]	(0.17)%[d]	(0.53)%[c]	(0.53)%[c]

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.69%	0.69%	0.64%[c]	0.64%[c]

a Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Acquired Fund’s investments in underlying investment companies. The current estimates are based on the underlying fund holdings during the most recent semiannual period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from U.S. investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Acquired Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Acquired Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

b Other expenses are estimated for the current fiscal year.

c T. Rowe Price has agreed (through September 30, 2019) to pay the operating expenses of the Acquiring Fund’s I Class excluding management fees; interest; expenses related to borrowings; taxes and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price by the Acquiring Fund whenever the Acquiring Fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years after the payment of the I Class Operating Expenses or if such reimbursement would cause the fund’s I Class Operating Expenses to exceed 0.05%. The agreement may be terminated at any time beyond September 30, 2019, with approval by the Acquiring Fund’s Board of Directors.

d Henderson has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.68% of the Acquired Fund’s average daily net assets. The Acquired Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020 (in the event the proposed Reorganization is not consummated).

Example. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class I & R6 Shares/ I Class Shares	1 year	3 years	5 years	10 years
Henderson High Yield Opportunities Fund (Class I)	$70	$234	$449	$1,068
Henderson High Yield Opportunities Fund (Class R6)	70	231	434	1,021
T. Rowe Price U.S. High Yield Fund (I Class)	65	225	501	1,288
Pro Forma T. Rowe Price U.S. High Yield Fund (I Class)–After Reorganization	65	225	501	1,288

You would pay the following if you did not redeem your shares:

Class I & R6 Shares/I Class Shares	1 year	3 years	5 years	10 years
Henderson High Yield Opportunities Fund (Class I)	$70	$234	$449	$1,068
Henderson High Yield Opportunities Fund (Class R6)	70	231	434	1,021
T. Rowe Price U.S. High Yield Fund (I Class)	65	225	501	1,288
Pro Forma T. Rowe Price U.S. High Yield Fund (I Class)–After Reorganization	65	225	501	1,288

The Fund’s Past Performance

 The Acquiring Fund is a newly-organized fund that will commence operations upon consummation of the Reorganization, and therefore, has no performance history. As accounting successor to the Acquired Fund, the Acquiring Fund will assume the Acquired Fund’s historical performance after the consummation of the Reorganization.

 The bar chart and table below provide some indication of the risk of an investment in the Acquired Fund by showing changes in the Acquired Fund’s performance from year to year and by showing the Acquired Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Acquired Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Acquired Fund will perform in the future. You can obtain updated performance information for the Acquired Fund on Henderson’s website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

 The annual returns in the bar chart that follows are for the Class A shares of the Acquired Fund without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

 During the three-year period ended December 31, 2016, the Acquired Fund’s highest and lowest quarterly returns were 5.49% and -4.41% for the quarters ended September 30, 2016 and September 30, 2015, respectively. The year-to-date return through March 31, 2017 was 2.84%.

Average Annual Total Returns
(for periods ended December 31, 2016)

Average Annual Total Returns For Periods Ended December 31, 2016 (including maximum sales charges)	1 Year %	Since Inception %
Class A (Inception April 30, 2013)
Return Before Taxes	10.58%	4.87%
Return After Taxes on Distributions	7.87%	2.04%
Return After Taxes on Distributions and Sale of Fund Shares	5.88%	2.39%
Class C (Inception April 30, 2013)
Return Before Taxes	15.26%	5.47%
Class I (Inception April 30, 2013)
Return Before Taxes	16.38%	6.50%
Class R6 (Inception November 30, 2015)[1]
Return Before Taxes	16.47%	6.52%
Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index	17.49%	4.60%

1 The performance for Class R6 shares for the period prior to November 30, 2015 is based on the performance of Class A shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class R6 shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares of the Acquired Fund. The after-tax returns of the Class C, Class I and Class R6 shares of the Acquired Fund will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Classes of Shares, Fees and Expenses

	The Acquired Fund	The Acquiring Fund
Class A and Class C / Advisor Class Shares Sales Charges and Fees

Class A:

- Front end sales charge (that can be reduced under certain circumstances)

- No CDSC, except purchases over $1 million for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within one year of investment

- 12b-1 fee: up to 0.25%

Advisor Class shares do not impose a front-end sales charge or a CDSC. Advisor Class shares may make 12b-1 fee payments at an annual rate of up to 0.25% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets.

Class C:

- No front end sales charge

- Individual purchase transactions are limited to amounts less than $1,000,000.

- 1% CDSC for redemptions made within 12 months of investing; no CDSC thereafter (can be waived in certain circumstances)

- 12b-1 fee: up to 1.00%

- Eligible for conversion once the CDSC period has been met.

Class I and Class R6 / I Class Shares Sales Charges and Fees

Class I:

- No front end sales charge

- No CDSC

- Available to high net worth individuals and institutions (including certain financial intermediaries)

- May be eligible to conversion to Class A if eligibility requirements are no longer met.

I Class shares do not impose a front-end sales charge or a CDSC. I Class shares do not make 12b-1 fee payments or administrative fee payments.
Class R6 - No front end sales charge - No CDSC - No 12b-1 fee - Available to employee benefit plans, individuals affiliated with Henderson, certain other types of institutional investors.
Redemption Fee	None	2.00% (as a percentage of amount redeemed on shares held for 90 days or less)

The Acquired Fund		The Acquiring Fund
Management Fees	The Fund pays Henderson a monthly fee at an annual rate of 0.50% of the Fund’s average daily net assets.

The management fee consists of two components—an “individual fund fee,” which reflects the Fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of the Firm, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the Funds-of-Funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private label mutual funds). The group fee schedule (in the following table) is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule

	The Acquired Fund	The Acquiring Fund
	0.334%*	First $50 billion
	0.305%	Next $30 billion
	0.300%	Next $40 billion
	0.295%	Next $40 billion
	0.290%	Next $60 billion
	0.285%	Next $80 billion
	0.280%	Next $100 billion
	0.275%	Next $100 billion
	0.270% 0.265%	Next $150 billion Thereafter

* Represents a blended group fee rate containing various breakpoints.

The Fund’s group fee is determined by applying the group fee rate to the Fund’s average daily net assets. On February 28, 2017, the annual group fee rate was 0.29%. The individual fund fee, also applied to the Fund’s average daily net assets, is 0.30%.

Expense Limitation

Henderson has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Acquired Fund to the extent necessary to limit total annual operating expenses (excluding any distribution and service fees under Rule 12b-1 under the 1940 Act and/or shareholder service fees, acquired fund fees and expenses on underlying funds owned, interest, taxes, brokerage commissions and other investment-related costs, including dividend and interest expenses on securities sold short and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) to 0.68% of the Acquired Fund’s average daily net assets. The Acquired Fund’s Expense Limitation Agreement agreed to by Henderson is scheduled to remain in effect through July 31, 2020. The Acquired Fund’s Expense Limitation Agreement will terminate upon completion of the Reorganization.

With respect to the Fund’s I Class, T. Rowe Price has agreed (through September 30, 2019) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes and brokerage; nonrecurring, extraordinary expenses; and acquired funds fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the Fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years after the date of the payment of the I Class Operating Expenses or if such reimbursement would cause the Fund’s I Class Operating Expenses to exceed 0.05%. The agreement may be terminated at any time beyond September 30, 2019, with approval by the fund’s Board of Directors.

With respect to the Fund’s Advisor Class, T. Rowe Price has agreed (through September 30, 2019) to waive its fees and/or bear any expenses (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired funds fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.94%. The agreement may be terminated at any time beyond September 30, 2019, with approval by the Fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price by the Fund whenever the class’ expense ratio is below 0.94%. However, no reimbursement will be made more than three years after the date of the waiver or payment, or if it would result in the expense ratio exceeding 0.94% (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired funds fees and expenses).

The Acquired Fund	The Acquiring Fund
A discussion regarding the basis for the Henderson Funds Board’s approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated July 31, 2016.

A discussion about the factors considered by the T. Rowe Price Corporation’s Board of Directors and its conclusions in approving the Fund’s investment management agreement will appear in the Fund’s annual report to shareholders for the period ended May 31.

Reasons for the Proposed Reorganization

 Following the announcement of the planned merger of Henderson and another investment management firm, it was determined that the Henderson U.S. High Yield Team would not be a part of the strategic combination of those firms’ combined business. After exploring and considering strategic alternatives for the Acquired Fund, including reorganizing the Acquired Fund into another fund complex or liquidation, Henderson recommended the proposed Reorganization. In connection with the Reorganization, the Henderson U.S. High Yield Team would transition to T. Rowe Price and continue to manage the Acquired Fund following the Reorganization as employees of T. Rowe Price. Henderson believes that the Reorganization is in the best interests of the Acquired Fund and its shareholders.

 The Board of Trustees of Henderson Global Funds (the “Henderson Funds Board” and the members of the Henderson Funds Board individually, the “Henderson Trustees”), including all of the Henderson Trustees who are not “interested persons” of Henderson Global Funds, as defined in section 2(a)(19) of the 1940 Act (the “Henderson Independent Trustees”), reviewed and considered information regarding the proposed Reorganization and the Plan at a telephonic meeting held on February 13, 2017 and an in-person meeting held on February 24, 2017. The Henderson Independent Trustees met with senior management of Henderson and T. Rowe Price, as well as the Chief Compliance Officer of Henderson Global Funds, and conferred privately on the Reorganization with their independent counsel. Based on their evaluation of all of the information presented and discussed, the Henderson Funds Board, on behalf of the Acquired Fund, including all of the Henderson Independent Trustees, unanimously approved the Plan for the Reorganization, and unanimously recommended that shareholders of the Acquired Fund vote to approve the Plan. The Henderson Funds Board, including all of the Henderson Independent Trustees, believes that the Reorganization is in the best interests of the Acquired Fund and its shareholders.

 Prior to approving the Plan and the Reorganization, the Henderson Independent Trustees requested and received information provided by Henderson and T. Rowe Price regarding, among other things: the terms of the Plan; information regarding T. Rowe Price, including, among other things, organization and personnel, business strategy, ownership structure, financial strength, asset management and compliance practices and capabilities, and legal and regulatory matters; information regarding the T. Rowe Price Corporation; and the transition of the Henderson U.S. High Yield Team to T. Rowe Price. Among the various information reviewed and discussed were T. Rowe Price’s investment reputation, broad U.S. product line and presence in the U.S. retail market, service quality, industry relationships, and distribution capabilities. The Henderson Funds Board considered the views of Henderson and T. Rowe Price that the Reorganization would make the Acquired Fund a part of a larger fund family that offers a broader range of investment options for investors and presents the opportunity to achieve asset growth through T. Rowe Price’s substantial distribution capabilities, as well as economies of scale and potential cost savings for the Acquired Fund and its shareholders over time. The Henderson Funds Board reviewed and discussed the characteristics and steps of the Reorganization, and the management fees and total expenses of the Acquiring Fund relative to those of the Acquired Fund. The Henderson Funds Board considered the differences in methodologies for setting management fees and fee waiver and expense limitation amounts, and noted that, while the management fees for the Acquiring Fund initially would be higher than the management fees of the Acquired Fund, the total expense ratio of each class of the Acquiring Fund (after waivers and expense reimbursements) would be equal to, or lower than, the expense ratio of the corresponding class of the Acquired Fund (after waivers and expense reimbursements). The Henderson Funds Board reviewed the characteristics of the share classes offered by the Acquired Fund and the Acquiring Fund, and noted that holders of Class A and Class C shares of the Acquired Fund would receive Advisor Class shares of the Acquiring Fund, and holders of Class I and Class R6 shares of the Acquired Fund would receive I Class shares of the Acquiring Fund in connection with the Reorganization.

 The Henderson Funds Board also considered that, following the Reorganization, T. Rowe Price would provide the Acquired Fund’s shareholders with transfer agency and distribution services that currently are provided to the Acquired Fund by third parties. In assessing and approving the Plan and the Reorganization and determining to submit the Plan to the Acquired Fund’s shareholders for approval, the Henderson Funds Board considered a variety of factors deemed relevant in their business judgment, including, but not limited to, the following:

• The reputation, financial strength and resources of T. Rowe Price and the Firm;

• The investment objective, principal investment strategies, and risks of the Acquired Fund are the same as the investment objective, principal investment strategies, and risks of the Acquiring Fund;

• The Henderson U.S. High Yield Team, which currently manages the Acquired Fund, will transition to T. Rowe Price and continue to manage the Acquiring Fund after the Reorganization;

• As of the time of the Reorganization, the management fee rate to be paid by the Acquiring Fund will be higher than the current management fee rate paid by the Acquired Fund;

• T. Rowe Price’s commitment that the total annual expense ratio of each class of the Acquiring Fund (after waivers and expense reimbursements) will be the same or lower than the total annual expense ratio (after waivers and expense reimbursements) of the corresponding class of the Acquired Fund until at least September 30, 2019;

• There is not expected to be any diminution in the nature, quality and extent of services provided to the Acquired Fund and its shareholders as a result of the Reorganization, including the transition from the Acquired Fund’s current service providers to the Acquiring Fund’s service providers;

• The Acquiring Fund will adopt the historical performance record of the Acquired Fund;

• The access to T. Rowe Price’s distribution capabilities may create the potential for asset growth and a more stable asset base;

• The potential for increased economies of scale from operational efficiencies within a significantly larger mutual fund complex;

• The Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and that no gain or loss is expected to be recognized by the Acquired Fund or its shareholders for federal income tax purposes as a result of the Reorganization;

• The composition and qualifications of the T. Rowe Price Corporations’ board of directors;

•  Shareholder access to additional investment options, by virtue of certain exchange rights, within the T. Rowe Price fund complex;

• The uncertainty of the future of the Acquired Fund if the Reorganization is not effected, including potential liquidation;

• The terms and conditions of the Plan;

• Shareholders of the Acquired Fund will have the opportunity to vote on the proposed Reorganization;

• All costs and expenses associated with the Acquired Fund’s participation in the proposed Reorganization will be paid by T. Rowe Price, and not by the shareholders of the Acquired Fund;

• No sales charge, CDSC, commission, redemption fee or other transactional fee will be charged as a result of the proposed Reorganization; and

• The strong support for the Reorganization expressed by senior management of Henderson and the Henderson U.S. High Yield Team.

 In its deliberations, the Henderson Funds Board considered all of the information it received, including the information described above, with no single factor or piece of information identified as paramount or controlling, and each Henderson Trustee may have attributed different weights to various factors.

 Similarly, the Board of Directors of the T. Rowe Price Corporation, including a majority of the directors who are not “interested persons” of the Acquiring Fund or the T. Rowe Price Corporation within the meaning of Section

2(a)(19) of the 1940 Act, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Acquiring Fund.

 The Henderson Trustees recommend that shareholders of the Acquired Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION

Portfolio Securities

 If the Reorganization is effected, portfolio management will analyze and evaluate the portfolio securities of the Acquired Fund being transferred to the Acquiring Fund. The extent and duration to which the portfolio securities of the Acquired Fund will be maintained by the Acquiring Fund will be determined consistent with the Acquiring Fund’s investment objective and policies, any restrictions imposed by the Code and in the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Acquired Fund). It is not currently anticipated that it will be necessary to materially dispose of portfolio securities of the Acquired Fund to effect the Reorganization. However, it is possible that there may be dispositions of some of the portfolio securities of the Acquired Fund prior to or following the Reorganization. Prior to the Reorganization, the Acquired Fund will continue to pursue its investment strategy and any dispositions of portfolio securities prior to the Reorganization are expected to primarily be a result of the Acquired Fund’s investment strategies and not solely for the purpose of repositioning the Acquired Fund to complete the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the Acquiring Fund may result in a capital gain or loss for the Acquiring Fund. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquired Fund’s ability (for dispositions prior to the Reorganization) and the Acquiring Fund’s ability (for dispositions following the Reorganization), respectively, to use any available tax loss carryforwards. The disposition of portfolio securities also may result in increased transaction expenses to the Funds.

Operational/Administration Differences

 In addition to the change in the investment adviser to T. Rowe Price, there will be certain other service provider changes. T. Rowe Price will provide administration services to the Acquiring Fund. Services, a wholly owned subsidiary of T. Rowe Price, will act as the Acquiring Fund’s transfer agent and dividend disbursing agent and provide shareholder and administrative services. Fund accounting services will be provided to the Acquiring Fund by T. Rowe Price and The Bank of New York Mellon. RPS, also a wholly owned subsidiary of T. Rowe Price, will provide recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans that may invest in the Acquiring Fund. Investment Services, a wholly owned subsidiary of T. Rowe Price, will serve as distributor of the Acquiring Fund. The Acquiring Fund’s independent registered public accounting firm will be PricewaterhouseCoopers LLP. State Street will serve as the Acquiring Fund’s custodian.

 State Street serves as the Acquired Fund’s custodian, administrator and transfer agent. Ernst & Young LLP serves as the Acquired Fund’s independent registered public accounting firm. The Acquired Fund’s distributor is Foreside Fund Services, LLC.

 There is not expected to be any material change in the nature or quality of services provided to the Acquiring Fund following the Reorganization and change in service providers.

Tax Capital Loss Carryforwards

 Federal income tax law permits a regulated investment company to carry forward its net capital losses indefinitely except for an eight-year limit applicable to certain pre-2011 losses. The amount of capital losses that can be carried forward and used in any single year, however, may be limited if a fund experiences an “ownership change” within the meaning of Section 382 of the Code. An ownership change generally results when the shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period. An ownership change could occur as a result of the Reorganization or in the normal course of shareholder purchases and redemptions. Moreover, because of circumstances beyond a fund’s control, there can be no assurance that a fund will not experience, or has not already experienced, an ownership change. An increase in the amount of taxable gains distributed to a fund’s shareholders could result from an ownership change. As of January 31, 2017, the Acquired Fund had $1,383,075 in net capital loss carryforwards for federal income tax purposes, and all are with no expiration.

 The ability of the Acquiring Fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

CAPITALIZATION

 The following table sets forth the capitalization of the Acquired Fund as of March 31, 2017. The Acquiring Fund is a newly formed series of the T. Rowe Price Corporation that will commence operations upon consummation of the proposed Reorganization. Therefore, the Acquiring Fund had no assets or shares outstanding as of March 31, 2017. The table also sets forth the pro forma combined capitalization of the combined fund as if the Reorganization had occurred on March 31, 2017. If the Reorganization is consummated, the net assets, net asset value per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the portfolio securities of the Acquired Fund between March 31, 2017 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Acquired Fund during that period resulting from income and distributions, and changes in the accrued liabilities of the Acquired Fund during the same period.

	Acquired Fund (unaudited)	Acquiring Fund (unaudited)	Pro Forma Adjustments to Capitalization (unaudited)	Pro Forma Acquiring Fund (unaudited)
Net assets
Class A/Advisor Class	$12,466,765	$—	$2,997,925	$15,464,690
Class C	2,997,925	Not applicable	(2,997,925)	Not applicable
Class I/I Class	16,040,852	—	23,219,865	39,260,717
Class R6	23,219,865	Not applicable	(23,219,865)	Not applicable
Shares Outstanding
Class A/Advisor Class	$1,241,548	$—	$298,559	$1,540,108
Class C	299,392	Not applicable	(299,392)	Not applicable
Class I/I Class	1,603,809	—	2,321,586	3,925,396
Class R6	2,323,496	Not applicable	(2,323,496)	Not applicable
Net asset value per share
Class A/Advisor Class	$10.04	$—	$—	$10.04
Class C	10.01	Not applicable	(10.01)	Not applicable
Class I/I Class	10.00	—	—	10.00
Class R6	9.99	Not applicable	(9.99)	Not applicable

It is impossible to predict how many shares of each class of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the Closing Date. The table should not be relied upon to determine the amount of the Acquiring Fund’s shares that will actually be received and distributed.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

• The Reorganization is scheduled to occur on May 22, 2017. The Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume the Acquired Fund’s stated liabilities, as contemplated under the Agreement and Plan of Reorganization. The Acquired Fund then will be liquidated and terminated.

• The following chart shows the Acquiring Fund and its classes of shares of common stock (par value $0.01 per share) and the Acquired Fund with its corresponding classes of shares of beneficial interest (no par value):

Acquiring Fund and its Classes	Acquired Fund and its Corresponding Classes
T. Rowe Price U.S. High Yield Fund	Henderson High Yield Opportunities Fund
Investor Class	No corresponding class
Advisor Class	Class A Shares Class C Shares
I Class	Class I Shares Class R6 Shares

• Shareholders of each class of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund in proportion to the relative net asset value of their shareholdings of the Acquired Fund on the Closing Date of the Reorganization. Therefore, on the Closing Date, the Acquired Fund shareholder will hold shares of the Acquiring Fund in amounts equal to the aggregate net asset value of the shares of the Acquired Fund that the shareholder held immediately prior to the Reorganization, subject to any changes in valuation of portfolio securities resulting from the fact that portfolio securities will be valued using the pricing policies and procedures of the Acquiring Fund, which may differ from those of the Acquired Fund. See “Buying, Selling and Exchanging Shares of the Funds; Valuation of the Funds; Certain Other Comparisons of the Funds – Pricing Fund Shares” below.

• There may be pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquired Fund and those determined in accordance with the pricing policies and procedures of the Acquiring Fund. If such differences result in a decrease in the aggregate net asset value of Acquiring Fund shares received by Acquired Fund shareholders as compared to the aggregate net asset value of Acquired Fund shares held immediately prior to the Reorganization, T. Rowe Price may contribute an amount of cash to the combined Fund necessary to offset such difference. Such contribution would have the effect of ensuring that an Acquired Fund shareholder will hold shares of the Acquiring Fund in amounts equal to the aggregate net asset value of the shares of the Acquired Fund that the shareholder held immediately prior to the Reorganization.

• No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

• T. Rowe Price will act as investment adviser to the Acquiring Fund, and it is expected that the current portfolio manager of the Acquired Fund will continue to serve as the portfolio manager of the Acquiring Fund following the completion of the Reorganization.

• Based upon an opinion of counsel, the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder or by the Acquired Fund or the Acquiring Fund. The Reorganization will not take place unless both Funds involved in the Reorganization receive a tax opinion from Willkie Farr & Gallagher LLP, counsel to the T. Rowe Price Corporation, as described below under the heading “Tax Status of the Reorganization.”

Agreement and Plan of Reorganization

 The shareholders of the Acquired Fund are being asked to approve an Agreement and Plan of Reorganization substantially in the form attached as Exhibit A (the “Plan”). The description of the Plan contained herein includes certain material provisions of the Plan and is qualified by reference to the full text of the Plan.

 Determination of Net Asset Value. If the Reorganization is approved, the Acquiring Fund will issue to the Acquired Fund the number of Acquiring Fund’s shares, including fractional shares, with an aggregate net asset value equal to the net asset value of the corresponding class of the Acquired Fund’s shares. The number of full and fractional Acquiring Fund shares shall be determined by dividing: (A) the aggregate value of the Acquired Fund’s net assets by (B) the net asset value of one share of the Acquiring Fund. The aggregate net asset value of each class of the Acquiring Fund’s shares to be so credited to the corresponding class of the Acquired Fund’s shareholders shall be equal to the aggregate net asset value of the Acquired Fund’s shares owned by the Acquired Fund’s shareholders on the business day immediately preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”). The value of the assets of the Acquired Fund shall be the value of such assets as of the Valuation Date, computed using the valuation procedures set forth in the then-current prospectus of the Acquiring Fund and the valuation procedures established by the Board of Directors of the T. Rowe Price Corporation.

 Conditions to Closing the Reorganization. The obligation of each Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including each Fund’s performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6, 7 and 8 of the Plan). The obligations of the Acquiring Fund and the Acquired Fund are subject to the approval of the Plan by the necessary vote of the outstanding shares of the Acquired Fund with respect to the Reorganization, in accordance with the provisions of the Henderson Trust’s Declaration of Trust. The Funds’ obligations are also subject to the receipt of a favorable opinion of Willkie Farr & Gallagher LLP as to the United States federal income tax consequences of the Reorganization (see Section 8.7 of the Plan). If shareholders of the Acquired Fund do not vote to approve the Reorganization, the Acquired Fund will not be reorganized.

 Termination of the Plan. The Henderson Funds Board or the Board of Directors of the T. Rowe Price Corporation may terminate the Plan (even if the shareholders of the Acquired Fund have already approved it) at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Plan inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. The Plan may also be terminated prior to the Closing Date (i) by written consent of each of the parties; (ii) because of a breach of any representation, warranty, covenant or agreement contained in the Plan to be performed at or prior to the Closing Date and failure to cure such breach; (iii) upon the occurrence of an event that has a material adverse effect upon any of the parties; (iv) because of a final, non-appealable order of a federal or state court in effect preventing consummation of the Plan; or (v) because of a final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Reorganization by any governmental entity which would make the consummation of the Reorganization illegal; or (vi) if the Reorganization shall not have been consummated by May 30, 2017.

TAX STATUS OF THE REORGANIZATION

 The Reorganization is conditioned upon the receipt by the Henderson Trust and the T. Rowe Price Corporation of an opinion from Willkie Farr & Gallagher LLP, counsel to the T. Rowe Price Corporation, substantially to the effect that, for federal income tax purposes:

• The transfer to the Acquiring Fund of all of the Acquired Fund’s assets in exchange solely for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of all of the Acquired Fund’s liabilities by the Acquiring Fund (other than those liabilities specifically excluded under the Plan, if any), followed by the distribution of the Acquiring Fund’s shares to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code and of the type described in section 368(a)(1)(F) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

• No gain or loss will be recognized by the Acquired Fund upon (1) the transfer of all of its assets to the Acquiring Fund as described above or (2) the distribution (whether actual or constructive) by the Acquired Fund of the Acquiring Fund’s shares to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund, except for gain or loss that may be required to be recognized upon the transfer of an asset of the Acquired Fund regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

• The tax basis of each asset of the Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of that asset in the hands of the Acquired Fund immediately before the transfer of the asset, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

• The holding period of each asset of the Acquired Fund in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized, will include the period during which that asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

• No gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Fund’s assets solely in exchange for shares of the Acquiring Fund and the assumption of the Acquired Fund’s liabilities;

• No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of their Acquired Fund’s shares for the Acquiring Fund’s shares as part of the Reorganization;

• The aggregate tax basis of the Acquiring Fund’s shares received by the Acquired Fund’s shareholders in the Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

• The Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the holding period of the shares of the Acquired Fund that were surrendered in exchange therefor, provided that the shareholder held the Acquired Fund shares as capital assets on the date of the exchange; and

• The Acquiring Fund will succeed to and take into account the items of the Acquired Fund as described in Section 381(c) of the Code.

 In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Henderson Trust, on behalf of the Acquired Fund, and of the T. Rowe Price Corporation, on behalf of the Acquiring Fund.

 No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

 The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign tax consequences of the Reorganization. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

VOTING RIGHTS AND REQUIRED VOTE

 Each shareholder of the Acquired Fund is entitled to one vote for each whole share that they hold, and a fractional vote for each fractional share held in such shareholder’s name. A quorum is required to conduct business at the meeting. One-third (33⅓%) of the outstanding shares entitled to vote at the meeting constitutes of quorum for the transaction of business at the meeting. Since the Proposal must be approved by “a majority of the outstanding voting securities,” as defined under the 1940 Act, at least 50% of the outstanding shares must have submitted votes to approve the Proposal. For this purpose, a “majority of the outstanding shares of the Acquired Fund” means the affirmative vote of the lesser of:

 (1) 67% or more of the shares of the Acquired Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Acquired Fund entitled to vote are present or represented by proxy, or

 (2) more than 50% of the outstanding shares of the Acquired Fund.

 The table below shows how shares will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted toward a quorum.	Shares “present” in person will be voted in person at the meeting. Shares present by proxy will be voted in accordance with instructions.
Signed Proxy with no Voting Instruction (other than Broker Non-Vote)	Considered “present” at meeting for purposes of quorum.	Voted “for” the proposal.

Broker Non-Vote (where the underlying holder had not voted and the broker does not have discretionary authority to vote the shares)	Considered “present” at meeting for purposes of quorum.	Any broker non-votes do not count as a vote “for” a proposal and effectively result in a vote “against” a proposal.

Signed Proxy with Vote to Abstain	Considered “present” at meeting for purposes of quorum.	Abstentions do not constitute a vote “for” the proposal and effectively result in a vote “against” the proposal.

If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company, or other financial intermediary, that financial intermediary may request that you instruct it how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

COMPARISON OF CHARTER DOCUMENTS OF HENDERSON TRUST AND THE T. ROWE PRICE CORPORATION

 The Henderson Trust is organized as a Delaware statutory trust and the T. Rowe Price Corporation is organized as a Maryland corporation. The operations of the Henderson Trust are governed by the Henderson Trust’s Declaration of Trust and Bylaws. The operations of the T. Rowe Price Corporation are governed by the T. Rowe Price Corporation’s Articles of Incorporation and Bylaws. The operations of the Henderson Trust are governed by applicable Delaware law and the operations of the T. Rowe Price Corporation are governed by applicable Maryland law. Both are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder. In general, the documents governing the Henderson Trust are similar to those documents governing the T. Rowe Price Corporation. The following is a summary of certain provisions of, and principal differences between, the Henderson Trust, its Declaration of Trust (the “Henderson Charter”), and applicable Delaware law, on the one hand, and the T. Rowe Price Corporation, its Articles of Incorporation (the “T. Rowe Price Charter”), and applicable Maryland law, on the other.

 Authorized shares. The Henderson Charter provides that the number of shares of beneficial interests (“Interest”) authorized shall be unlimited, and the Interests so authorized may be represented in part by fractional Interests. From time to time, the Henderson Trustees may divide or combine the Interests of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class. The Henderson Trustees may issue Interests of any series or class thereof for such consideration and on such terms as they may determine (or for no consideration if pursuant to an Interest dividend or split- up), all without action or approval of the shareholders. All Interests when so issued on the terms determined by the Henderson Trustees shall be fully paid and non-assessable. The Henderson Trustees may classify or reclassify any unissued Interests or any Interests previously issued and reacquired of any series or class thereof into one or more series or classes thereof that may be established and designated from time to time. The Henderson Trustees may hold as treasury Interests, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Interests of any series or class thereof reacquired by the Henderson Trust.

 The T. Rowe Price Charter provides that the T. Rowe Price Corporation has authority to issue a specific number of shares of capital stock, at par value One Cent ($0.01) per share, and all shares will initially be classified and designated as shares of common stock. Under the T. Rowe Price Charter, the Board of Directors is authorized to classify and reclassify any unissued shares of capital stock in other classes or series of stock and authorize the issuance of such shares without obtaining stockholder approval. As permitted by the Maryland General Corporation Law (“Maryland law”), the T. Rowe Price Charter provides that a majority of the entire board of directors, without any action by the stockholders, may amend the T. Rowe Price Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that the T. Rowe Price Corporation has authority to issue.

 Trustees of the Henderson Trust and Directors of the T. Rowe Price Corporation. Subject to the provisions of the T. Rowe Price Charter, the operations of the T. Rowe Price Corporation are supervised by the T. Rowe Price Corporation’s Directors and, subject to the provisions of the Henderson Charter, the operations of the Henderson Trust are supervised by the Henderson Trustees. The responsibilities, powers and fiduciary duties of the T. Rowe Price Corporation are substantially the same as those of the Henderson Trustees. The Henderson Charter permits the Board of Trustees to remove a Trustee with cause, by the action of two-thirds (2/3) of the remaining Trustees, or without cause, by the action of eighty percent (80%) of the remaining Trustees. The T. Rowe Price Charter does not expressly permit the Board of Directors to remove a Director with or without cause. The Henderson Charter provides that any of the Trustees may be removed with or without cause by the affirmative vote of the shareholders of two-thirds (2/3) of the interests or (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by the Henderson Charter). The T. Rowe Price Charter provides that, by the affirmative vote of the holders of the majority of the votes entitled to be cast in the election of directors at a meeting at which a quorum is present, the shareholders may remove any director or directors from office either with or without cause and may elect a successor or successors to fill any resulting vacancies.

 Liability and Indemnification of the Henderson Trust Trustees and T. Rowe Price Directors. The Henderson Trust indemnifies each of its Henderson Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Henderson Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct or by a reasonable determination, based upon a review of the facts, that such person was not liable by reason of such conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the Henderson Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion from independent legal counsel approved by the Henderson Trustees. The rights accruing to any person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted in the Henderson Charter or to which he or she may be otherwise entitled except out of the Trust Property (as defined in the Henderson Charter). The Henderson Trustees may make advance payments in connection with indemnification under the Henderson Charter, provided that the indemnified person shall have given a written undertaking to reimburse the Henderson Trust in the event it is subsequently determined that he or she is not entitled to such indemnification. All payments shall be made in compliance with Section 17(h) of the 1940 Act.

 In addition, the Henderson Charter provides that no Trustee, officer, employee or agent of the Henderson Trust when acting in such capacity shall be subject to any personal liability whatsoever, in his or her individual capacity, to any person, other than the Henderson Trust or its shareholders, in connection with Trust Property or the affairs of the Henderson Trust; and all such persons shall look solely to the Trust Property for satisfaction of claims of any nature against a Trustee, officer, employee or agent of the Henderson Trust arising in connection with the affairs of the Henderson Trust. No Trustee, officer, employee or agent of the Henderson Trust shall be liable to the Henderson Trust, its shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust), except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

 The T. Rowe Price Charter contains an exculpation provision that eliminates liability of its present and former directors and officers to the maximum extent permitted by Maryland law, subject to the limitations of the 1940 Act. Under Maryland law, the only exceptions to the liability limitation permitted in the charter are: (a) actual receipt of an improper benefit or profit in money, property or services actually received, and (b) active and deliberate dishonesty established by a final judgment as material to the cause of action. Under the 1940 Act, the T. Rowe Price Corporation is prohibited from protecting any of its directors or officers for any liability to the T. Rowe Price Corporation or its stockholders arising from such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Maryland law requires the T. Rowe Price Corporation to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law (and the T. Rowe Price Corporation’s Bylaws) permits the T. Rowe Price Corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities to which such person is or was serving at the request of the T. Rowe Price Corporation unless it is established that: (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty; (b) the director or officer actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, however, a Maryland corporation may not indemnify a director or officer for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.

 Subject to the limitations of the 1940 Act, the T. Rowe Price Charter authorizes the T. Rowe Price Corporation to obligate itself, and its Bylaws obligate it, to the maximum extent permitted by Maryland law in effect, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to: (a) any present or former director or officer who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity; or (b) any individual who, while a director or officer of the T. Rowe Price Corporation and at the T. Rowe Price Corporation’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or any other enterprise as a director, officer, partner, manager, managing member or trustee and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. Under the 1940 Act, the T. Rowe Price Corporation may not indemnify any director or officer for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The T. Rowe Price Corporation’s charter and Bylaws also permit the T. Rowe Price Corporation to indemnify and advance expenses to any person who served a predecessor of the T. Rowe Price Corporation in any of the capacities described above and to any employee or agent of the T. Rowe Price Corporation or a predecessor of the T. Rowe Price Corporation.

 The T. Rowe Price Board has entered into an indemnification agreement with the T. Rowe Price Corporation to ensure that an independent trustee’s rights to indemnification cannot be repealed by a subsequent amendment to the Articles of Incorporation or Bylaws.

 Shareholder Liability. The T. Rowe Price Corporation is subject to applicable Maryland law. Maryland law limits shareholder liability by statute. Under Maryland law, the T. Rowe Price Corporation’s stockholders generally are not personally liable for the T. Rowe Price Corporation’s debts or obligations. Under Delaware law, shareholders generally are shielded from personal liability for the Henderson Trust’s debts or obligations to the same extent a shareholder is shielded from a corporation’s debts. Furthermore, the Henderson Charter provides that the Henderson Trust shall indemnify and hold each shareholder harmless from and against any claim or liability to which such shareholder may become subject solely by reason of his or her being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, and shall reimburse such shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability

(upon proper and timely request by the shareholder); provided, however, that no shareholder shall be entitled to indemnification by any series established in accordance with the Henderson Charter unless such shareholder is a shareholder of Interests of such series. The rights accruing to a shareholder under the Henderson Charter do not exclude any other right to which such shareholder may be lawfully entitled, nor shall anything in the Henderson Charter restrict the right of the Henderson Trust to indemnify or reimburse a shareholder in any appropriate situation even though not specifically provided therein.

 Voting Rights of Shareholders of the Henderson Trust and the T. Rowe Price Corporation. Neither the Henderson Trust nor the T. Rowe Price Corporation is required to hold annual meetings of shareholders and the Henderson Trust and the T. Rowe Price Corporation do not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Henderson Trust and the T. Rowe Price Corporation will be entitled, as determined by the applicable Trustees/Directors without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees/Directors. However, to the extent required by the 1940 Act or otherwise determined by the Trustees/Directors, series and classes of the Henderson Trust and the T. Rowe Price Corporation will vote separately from each other.

 Except when a larger vote is required by law, both the Henderson Charter and the T. Rowe Price Charter require the presence in person or by proxy of at least one-third of the votes entitled to be cast on any particular matter, provided however, that any lesser number shall be sufficient for matters upon which the shareholders vote at adjournments. In general, both Charters provide that a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting, (or a plurality in the case of the election of Trustees/Directors), unless a different vote is required or permitted by any provision of the 1940 Act, other applicable laws, or the Charter.

 Under Maryland law and the T. Rowe Price Corporation’s Bylaws, a written consent to any action in lieu of a meeting of stockholders requires the written or electronically transmitted consent of the holders of all outstanding shares entitled to vote on the matter. Under Delaware law and the Henderson Charter, any action which may be taken by the shareholders may be taken without notice and without a meeting if shareholders holding more than 50% of the total Interests entitled to vote (or such larger proportion thereof as shall be required by any express provision of the Henderson Charter) shall consent to the action in writing and the written consents shall be filed with the records of the meetings of shareholders. Such consents shall be treated for all purposes as votes taken at a meeting of the shareholders.

 Amendment of Charter Documents. The T. Rowe Price Corporation is subject to the applicable Maryland law provisions. Under Maryland law, a Maryland corporation may amend its charter by the affirmative vote of two-thirds of all outstanding stock entitled to vote or of each class if more than one class is entitled to vote on such amendment. The T. Rowe Price Charter provides the T. Rowe Price Corporation the right to make any amendments to the charter (as authorized by the 1940 Act and relevant Maryland provisions), including any amendment altering the terms or contract rights, of any shares of its outstanding stock by classification, reclassification, or otherwise. Pursuant to the T. Rowe Price Charter, a majority of the board of directors has the power, without stockholder approval, to amend the T. Rowe Price Charter to increase or decrease the aggregate number of shares of stock, or the number of shares of any class or series of stock, that the T. Rowe Price Corporation is authorized to issue. In general, any amendment or repeal of the T. Rowe Price Bylaws must be approved by the affirmative vote of a majority of either: (a) the holders of record of the outstanding shares of stock of the T. Rowe Price Corporation entitled to vote; or (b) the Directors present at any meeting at which a quorum is present. No amendment of the T. Rowe Price Charter or repeal of any of its provisions shall limit or eliminate the indemnification rights provided in the charter with respect to acts or omissions occurring prior to such amendment or repeal. In addition, no amendment of the T. Rowe Price Charter or repeal of any of its provisions shall limit or eliminate the limitation on liability provided to directors and officers in the charter with respect to any act or omission occurring prior to such amendment or repeal.

 The Henderson Charter provides that all rights granted to the shareholders under the Declaration of Trust are granted subject to the reservation of the right of the Trustees to amend the Declaration of Trust, except as set forth in the Henderson Charter to the contrary. Subject to the foregoing, the provisions of the Declaration of Trust (whether or not related to the rights of shareholders) may be amended at any time, so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the Trustees (or by an officer of the Henderson Trust pursuant to the vote of a majority of such Trustees). The Henderson Charter further provides that no amendment may be made which would change any rights with respect to any Interest in the Henderson Trust by reducing the amount payable thereon upon liquidation of the Henderson Trust, by repealing the limitations on personal liability of any shareholders or Trustee, or by diminishing or eliminating any voting rights, except with the affirmative vote of the lesser of: (1) 67% or more of the shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund entitled to vote are present or represented by proxy, or (2) more than 50% of the outstanding shares of the fund. In addition, the Henderson Charter provides that the Trustees may adopt and, from time to time, amend or repeal the Bylaws for the conduct of the business of the Henderson Trust not inconsistent with the Henderson Charter.

 Termination of the Henderson Trust/T. Rowe Price Corporation and its Series or Classes. The Henderson Charter provides that the Henderson Trust may be terminated (i) by the affirmative vote of the shareholders of not less than two-thirds of the Interests in the Henderson Trust at any meeting of the shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the shareholders of not less than two-thirds of such Interests, or (iii) by the Trustees by written notice to the shareholders.

 Under Maryland law and the T. Rowe Price Charter, the board of directors of a Maryland corporation may dissolve the corporation by resolution of a majority of the board of directors that declares that the dissolution is advisable. A vote of a majority of all votes entitled to be cast on the proposed dissolution is required to approve the dissolution. In addition, Maryland law provides that shareholders of a corporation entitled to cast at least twenty-five percent (25%) of all the votes that may be cast in the election of directors may petition a court of equity for an involuntary dissolution of the corporation on certain enumerated grounds set forth in Maryland law (including, among other things, failure of the shareholders to elect directors).

 Reorganization and Mergers. The Henderson Charter provides that the Henderson Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of its property, including its good will, upon such terms and conditions and for such consideration when and as authorized by no less than a majority of the Trustees and by a Majority Interests Vote of the Henderson Trust or by an instrument or instruments in writing without a meeting, consented to by the shareholders of not less than 50% of the total Interests of the Henderson Trust or such series, as the case may be, and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware. In accordance with Delaware law, an agreement of merger or consolidation may affect any amendment to the Declaration or Bylaws or effect the adoption of a new declaration of trust or bylaws of the Henderson Trust if the Henderson Trust is the surviving or resulting business trust. A certificate of merger or consolidation of the Henderson Trust shall be signed by a majority of the Trustees.

 Under Maryland law and the T. Rowe Price Charter, the T. Rowe Price Corporation generally may not dissolve, amend its charter, merge, consolidate, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the board of directors and approved by a majority of the votes entitled to be cast on the matter.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

Fundamental Policies

 Each Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund represented at the meeting, if at least 50% of all outstanding shares of the Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the Fund entitled to vote at the meeting. The following table lists the fundamental investment restrictions for the Acquired Fund and the Acquiring Fund. In general, there are no substantial differences between the Funds’ fundamental policies.

	The Acquired Fund	The Acquiring Fund
Borrowing	The Fund may not borrow money, except as permitted under the 1940 Act.

The Fund may not borrow money, except that the Fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund’s investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law.

Underwriting

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

The Fund may not underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of Fund portfolio securities in the ordinary course of pursuing their investment programs.

	The Acquired Fund	The Acquiring Fund
Real Estate

The Fund may not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund’s ownership of securities.

The Fund may not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The Fund may not purchase commodities or contracts relating to commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and Statement of Additional Information.

The Fund may not purchase or sell commodities, except to the extent permitted by applicable law.

For purposes of this fundamental policy, the Fund may not directly purchase or sell commodities that require physical storage unless acquired as a result of ownership of securities or other instruments but the Fund may invest in any derivatives and other financial instruments that involve commodities or represent interests in commodities to the extent permitted by the 1940 Act or other applicable law.

Loans

The Fund may not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans.

The Fund may not make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund’s total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt.

For purposes of this fundamental policy, the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

	The Acquired Fund	The Acquiring Fund
Diversification	The Fund may not, with respect to 75% it’s total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer.

The Fund may not purchase a security if, as a result, with respect to 75% of the value of the Fund’s total assets, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer, except for cash, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities and securities of other investment companies; and the Fund may not purchase a security if, as a result, with respect to 75% of the value of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities).

For purposes of this fundamental policy, the Fund will treat bonds which are refunded with escrowed U.S. government securities as U.S. government securities. In addition, the Fund will consider a repurchase agreement fully collateralized with U.S. government securities to be U.S. government securities.

Concentration

The Fund may not invest more than 25% of its total assets in any one industry provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to this limitation.

The Fund may not purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry.

For purposes of this fundamental policy: (i) U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry; and (ii) Industries are determined by reference to industry classifications set forth in their semiannual and annual reports. T. Rowe Price reserves the right to classify a particular holding into a different industry or sub-industry than the classification made by an index provider in situations where the index provider’s classification does not accurately reflect the company’s principal business activities or is deemed to no longer be appropriate (for example, due to significant changes to the company’s business or operations that were not yet taken into consideration by the index provider).

Senior Securities	The Fund may not issue senior securities, except as permitted under the 1940 Act.

The Fund may not issue senior securities except in compliance with the 1940 Act.

Under the 1940 Act, open-end investment companies (such as the Price Funds) can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the investment company must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to satisfy the 300% requirement. Any borrowings by a Price Fund from a bank and transactions by a Price Fund that may be considered to result in the issuance of a senior security will comply with the requirements of the 1940 Act, including any interpretations of the 1940 Act by the Staff or the SEC. In addition, any transactions involving reverse repurchase agreements will be covered in accordance with the 1940 Act and applicable SEC guidance. Any borrowings from other Price Funds will comply with the terms and conditions of the Price Funds’ interfund lending exemptive order.

Non-Fundamental Policies

 Each Fund has adopted certain non-fundamental operating policies which are subject to change without shareholder approval. The following table lists each Fund’s non-fundamental policies. The Acquiring Fund has certain operating policies disclosed in its prospectus that are not disclosed in the Acquired Fund’s prospectus. These operating policies were added to the Acquiring Fund’s prospectus for consistency with the approach to disclosure of other funds in the T. Rowe Price family of funds and are consistent with the Fund’s investment strategies and historical portfolio holdings.

	The Acquired Fund	The Acquiring Fund
Illiquid Securities

It is a non-fundamental policy of the Fund that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund’s net assets.

The Fund may not purchase illiquid securities if, as a result, more than 15% of net assets would be invested in such securities.
Short Sales of Securities	No stated investment restriction.

The Fund’s short sales of specific securities are limited to situations where the Fund owns a debt security of a company and sells short a different type of security issued by the same company, such as common or preferred stock or a senior or junior debt security. The total market value of all securities sold short may not exceed 2% of the Fund’s net assets.

Bank Loans	No stated investment restriction.	The Fund’s investments in bank loans, including loan participations and assignments, are limited to 15% of its total assets.
Trade claims	No stated investment restriction.	The Fund’s investments in trade claims are limited to 5% of its total assets.
Foreign investments	No stated investment restriction.

The Fund may invest up to 20% of total assets (excluding reserves) in non-U.S. dollar securities and may invest without limit in bonds denominated in U.S. dollars that are issued by foreign banks and corporations, and registered with the SEC for sale in the U.S. (i.e., Yankee bonds). Subject to the overall limit on the Fund’s investments in non-U.S dollar-denominated foreign securities, there is no limit on the amount of foreign investments that may be made in emerging markets.

Mortgage- and asset-backed securities	No stated investment restriction.	The Fund’s investments in mortgage- and asset-backed securities are limited to 10% of its total assets.
Margin	No stated investment restriction.

Purchase securities on margin, except (i) for use of short term credit necessary for clearance of purchases of portfolio securities and (ii) they may make margin deposits in connection with futures contracts or other permissible investments.

Margin purchases are not considered borrowings and effecting a short sale will be deemed to not constitute a margin purchase.

Initial margin deposits on futures and premiums on options	No stated investment restriction.

Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of the Fund’s net asset value. The total market value of securities covering call or put options may not exceed 25% of its total assets. No more than 5% of its total assets will be committed to premiums when purchasing call or put options.

Swaps	No stated investment restriction.	A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets

	The Acquired Fund	The Acquiring Fund

or if the net amount owed or to be received by the Fund under all outstanding swap agreements will exceed 10% of its total assets. (Swap agreements that are cleared and settled through a clearinghouse, or traded on an exchange or swap execution facility, are not subject to these limits.) For swaptions, the total market value of securities covering call or put options may not exceed 25% of the Fund’s total assets. No more than 5% of its total assets will be committed to premiums when purchasing call or put swaptions.

Hybrid Instruments	No stated investment restriction.	The Fund’s investments in hybrid instruments are limited to 10% of its total assets.
Currency Derivatives	No stated investment restriction.	The Fund will not commit more than 20% of its total assets to any combination of currency derivatives.
Equity securities

No stated investment restriction; however, because the Fund is required to invest at least 80% of its net assets in high yield securities (commonly referred to as “junk bonds”), it has an implied 20% limit on equity securities.

The Fund may invest up to 20% of its total assets in equity securities, including no more than 10% of its net assets in warrants.
Borrowing	No stated investment restriction.	The Fund may not purchase additional securities when money borrowed exceeds 5% of total assets.
Control of Portfolio Companies	No stated investment restriction.	The Fund may not invest in companies for the purpose of exercising management or control.
Investment Companies	No stated investment restriction.

The Fund may not purchase securities of open-end or closed-end investment companies except (i) securities of the TRP Reserve Funds (provided that the investing fund does not invest more than 25% of its net assets in such funds); (ii) securities of T. Rowe Price institutional funds; or (iii) otherwise consistent with the 1940 Act.

Mortgaging	No stated investment restriction.

The Fund may not mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the Funds as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments, and then such mortgaging, pledging, or hypothecating may not exceed 33⅓% of the Fund’s total assets at the time of borrowing or investment.

Oil and Gas Programs	No stated investment restriction.

Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs.

Warrants	No stated investment restriction.	The Fund may not invest in warrants if, as a result, more than 10% of the value of the Fund’s net assets would be invested in warrants.
Futures Contracts	No stated investment restriction.

The Fund may not purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund’s net asset value.

Transferring Assets	No stated investment restriction.

The Fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33⅓% of its total assets.

BUYING, SELLING AND EXCHANGING SHARES OF THE FUNDS; VALUATION OF THE FUNDS; CERTAIN OTHER COMPARISONS OF THE FUNDS

 The following is a comparison of how shareholders may buy, sell and exchange shares of the Acquired Fund and the Acquiring Fund; how each Fund determines its net asset value; and certain other comparisons between the Acquired Fund and Acquiring Fund.

	The Acquired Fund	The Acquiring Fund
Purchasing shares

You may purchase Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary, or directly through the Fund. You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange (“NYSE”) is open). Purchase and redemption orders for Fund shares are processed at the NAV next calculated after an order is received by the Fund.

The I Class may be purchased directly from T. Rowe Price or through a financial intermediary. I Class shares are designed to be sold to corporations, endowments and foundations, charitable trusts, defined benefit and defined contribution retirement plans, brokers, registered investment advisers, banks and bank trust programs, investment companies and other pooled investment vehicles, and certain individuals meeting the investment minimum or other specific criteria.

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and financial advisors. The Advisor Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of Advisor Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the Advisor Class may be converted to the Investor Class following notice to the financial intermediary or investor.

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. In the event of an emergency closing of the NYSE, the fund’s shareholders will receive the next share price calculated by the fund.

If you invest in T. Rowe Price Funds through a financial intermediary, you should review the financial intermediary’s materials carefully or consult with the financial intermediary directly to determine the trading policy that will apply to your trades in the funds as well as any other rules or conditions on transactions that may apply.

	The Acquired Fund			The Acquiring Fund
Minimum Initial and Subsequent Investments	Investment Minimums for Class A and Class C Shares:

The fund generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, custodial account for a minor, or small business retirement plan account). Additional purchases generally require a $100 minimum.

These investment minimums may be waived or modified for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class generally requires a $1,000,000 initial investment minimum, although the minimum may be waived for retirement plans, financial intermediaries maintaining omnibus accounts for their customers, client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, and certain other accounts. For investors holding the I Class through a T. Rowe Price managed account program, the fees and terms and conditions of the managed account program will be applicable.

	Type of Account	Minimum to Open an Account	Minimum Balance
	Regular	$500	$500
	IRA and Roth IRA	500	500
	Coverdell Education Savings Account (Educational IRA)	500	500
	Automatic Investment Plan	500	500

Investment Minimums for Class I and Class R6 Shares:

Please contact your individual consultant, financial intermediary, plan administrator or third party record-keeper for minimum investment requirements for Class I and Class R6 Shares.

Class I shares may be converted to Class A shares if a shareholder ceases to satisfy the Class I share eligibility requirements.

Except as noted below, the Fund requires that you maintain a minimum account balance as listed above with respect to Class A and Class C. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, the Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety days of the notice from the Fund.

Exchanging Shares

To be eligible for exchange, shares of the Fund must be registered in your name or in the name of your financial advisor or financial intermediary for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

You may purchase shares of the fund using the proceeds from the redemption of shares from another fund. The redemption and purchase will receive the same trade date and the new account will have the same registration as the account from which you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

You can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is available for sale and institutional investors are restricted from exchanging into a fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis.

	The Acquired Fund	The Acquiring Fund
Selling Shares

You may redeem your shares by having your financial advisor or financial intermediary process your redemption or by contacting shareholder services directly. The Fund normally sends your redemption proceeds within seven calendar days after your request is received in good order. “Good order” means shareholder services has received a letter with the name of your Fund, your account number and the number of shares or dollar amount to be sold, as described below for redemptions processed by telephone or mail.

Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

Redemption proceeds can be mailed to your account address by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. You can set up systematic redemptions and have the proceeds automatically sent via check or Automated Clearing House on a regular basis. If your request is received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day. However, if you request a redemption from a money market fund on a business day prior to noon ET and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale (except for wire redemptions from money market funds received prior to noon ET). A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees your financial institution may charge for an incoming wire.

If for some reason your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

If you change your address on an account, proceeds will not be mailed to the new address for 15 calendar days after the address change, unless we receive a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling Shareholder Services.

Financial Intermediaries: Unless otherwise indicated, redemption proceeds will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services. Normally, the fund transmits proceeds to financial intermediaries for redemption orders received in correct form on either the next business day or third business day after receipt of the order, depending on the arrangement with the financial intermediary. Proceeds for redemption orders received prior to noon ET for a money market fund may be sent via wire the same business day. You must contact your financial intermediary about procedures for receiving your redemption proceeds.

The Acquired Fund	The Acquiring Fund

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Financial Institution Services.

Under certain circumstances, and when deemed to be in the fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order.

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but will generally delay sending the proceeds for up to 10 calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned marked “uncollected.” (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

	The Acquired Fund	The Acquiring Fund
Redemption Fee	None

2.00% on shares held for 90 days or less.

However, any Acquired Fund shareholders who do not wish to become Acquiring Fund shareholders may redeem their shares without penalty prior to the Reorganization, although they may realize a taxable gain. In addition, all shares of the Acquiring Fund that are received in connection with the Reorganization will not be subject to the redemption fee. However, any Acquiring Fund shares purchased after the Reorganization and any Acquiring Fund shares that are exchanged to another T. Rowe Price fund that charges a redemption fee will be subject to any applicable redemption fee.

Computation of Holding Period. When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the “first-in, first-out” method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The day after the date of your purchase is considered Day 1 for purposes of computing the holding period. For a fund with a 365-day holding period, a redemption fee will be charged on shares sold before the end of the required holding period. For funds with a 90-day holding period, a redemption fee will be charged on shares sold on or before the end of the required holding period. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee. If you purchase shares through a financial intermediary, consult your financial intermediary to determine how the holding period will be applied.

Transactions Not Subject to Redemption Fees. The T. Rowe Price Funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe

The Acquired Fund	The Acquiring Fund

Price Funds will not be subject to redemption fees:

• Shares redeemed through an automated, systematic withdrawal plan;

• Shares redeemed through or used to establish certain rebalancing, asset allocation, wrap, and advisory programs, as well as non-T. Rowe Price fund-of-funds products, if approved in writing by T. Rowe Price;

• Shares purchased through the reinvestment of dividends or capital gain distributions;*

• Shares converted from one share class to another share class of the same fund;*

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees (e.g., for failure to meet account minimums);

• Shares purchased by rollover or changes of account registration within the same fund;*

• Shares redeemed to return an excess contribution from a retirement account;

• Shares of T. Rowe Price Funds purchased by another T. Rowe Price Fund and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that other shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares that are redeemed in-kind;

• Shares transferred to T. Rowe Price or a financial intermediary acting as a service provider when the age of the shares cannot be determined systematically;* and

• Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter or other approved time period, if approved in writing by T. Rowe Price.

* Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.

Redemption Fees on Shares Held in Retirement Plans. If shares are held in a retirement plan, redemption fees generally will be assessed on shares redeemed by exchange only if they were originally purchased by a participant-directed exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan’s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.

Omnibus Accounts. If your shares are held through a financial intermediary in an omnibus account, T. Rowe Price relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to enter into agreements with financial intermediaries establishing omnibus accounts that require the

	The Acquired Fund	The Acquiring Fund

intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all financial intermediaries or that the intermediaries will properly assess the fees.

Certain financial intermediaries may not apply the exemptions previously listed to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain financial intermediaries may exempt transactions not listed from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through a financial intermediary should check with their respective intermediary to determine which transactions are subject to the fees.

Pricing Fund Shares

The price of each Class of the Fund’s shares is based on its NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is expected to be closed are listed in the SAI. To determine NAV, the Fund values its assets at current market values, or at a fair value, if current market values are not readily available.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

• shareholder services’ close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

• the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

The Fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s holdings may change on days when you will not be able to purchase or redeem its shares.

Current market values may be considered to be not readily available for a security under certain circumstances, including when transactions in the

The trade date for your transaction request depends on the day and time that T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by T. Rowe Price or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund). The share price, also called the net asset value, for each share class of the fund is calculated as of the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4 p.m. ET, on each day that the NYSE is open for business. Net asset values are not calculated for the fund on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, the fund’s assets are valued and totaled, liabilities are subtracted, and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds.

The Acquired Fund	The Acquiring Fund

security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings or trading for a security is restricted or halted or a significant event occurs after the close of a related exchange but before the determination of the Fund’s NAV. In addition, significant events or movements in the U.S. markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the U.S. market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent. The Fund uses an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated using last reported prices. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Also, the use of fair value pricing may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques.

The Board has adopted policies and procedures for valuing the Fund’s securities. Securities are fair valued according to methodologies approved by the Board in advance or as determined by the Adviser’s Pricing Committee and presented to the Board for review. Any securities that are fair valued will be reviewed by the Board at the next regularly scheduled quarterly meeting of the Board. In addition, the Board reviews the continuing appropriateness of the methods employed by the Pricing Committee to fair value a security as to any methodology not previously adopted by the Board.

The fund uses various pricing services to provide closing market prices and information used to adjust those prices and to value most fixed income securities. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

The fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges which trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, the fund may make a price adjustment depending on the nature and significance of the event. The fund also evaluates a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

	The Acquired Fund	The Acquiring Fund
Purchase and Redemption Programs

Automatic Investment Plan (Class A, C and I Shares only). You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.

Automatic Exchange Plan. If you have an account balance of at least $5,000 in the Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in the Fund for shares of the same Class of other the Henderson Trust. Exchanges are taxable for federal income tax purposes. You may make exchanges with any of the other funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the plan at any time on five business days’ notice.

Reinvest Without a Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

Distribution Investment Program. You may purchase shares of the Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Henderson Global Fund.

Systematic Withdrawal Plan. This plan is available to IRA accounts and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive regular periodic payments on any day between the fourth and the last day of the month. If you do not specify a date, the payment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class C shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the plan at any time on five business days’ notice.

Systematic Purchases (Automatic Asset Builder) You can instruct T. Rowe Price to automatically transfer money from your account at your bank or other financial institution at least once per month, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds that you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. To automatically transfer money to your account from a bank account or through payroll deductions, complete the appropriate section of the New Account Form when opening a new account or complete an Account Services Form to add the service to an existing account. Prior to establishing payroll deductions, you must set up the service with T. Rowe Price so that the appropriate instructions can be provided to your employer.

	The Acquired Fund	The Acquiring Fund
Automatic/Involuntary redemption or conversion

The Fund also reserves the right to liquidate your account regardless of size. If an account declines below this amount, the Fund may notify a shareholder of its intent to liquidate the account unless the amount is increased.

The Fund reserves the right to reject or restrict any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take

Shares held by any investors or financial intermediaries that are no longer eligible to invest in the I Class or who fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption at any time or conversion to the Investor Class of the same fund (which may have a higher expense ratio). Investments in Advisor Class shares that are no longer held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class of the same fund following notice to the financial intermediary or shareholder.

	The Acquired Fund	The Acquiring Fund

such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Henderson Global Fund, the Fund considers the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

T. Rowe Price conducts periodic reviews of account balances and may, if your account balance in the fund exceeds the minimum amount required for the I Class, automatically convert your Investor Class shares to I Class shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct T. Rowe Price not to effect the conversion.

Rejecting a purchase

The Fund reserves the right to reject or restrict any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Henderson Global Fund, the Fund considers the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

The fund reserves the right to refuse any purchase or exchange order.

If a check or Automated Clearing House transfer does not clear or payment for an order is not received in a timely manner, your purchase may be canceled. You (or the financial intermediary) will be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares in your account or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

When you open an account, you will be asked for the name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number or taxpayer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law.

The Acquired Fund	The Acquiring Fund

Institutional investors and financial intermediaries should call Financial Institution Services at 1-800-638-8790 for more information on these requirements, as well as to be assigned an account number and instructions for opening an account. Other investors should call Investor Services at 1-800-638-5660 for more information on these requirements.

	The Acquired Fund	The Acquiring Fund
Conversion

You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain eligibility requirements are met. Your shares may be automatically converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class I shares of a Fund may be converted to Class A shares of the same Fund or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

You may convert from one share class of a fund to another share class of the same fund. Although the conversion has no effect on the dollar value of your investment in the fund, the number of shares owned after the conversion may be greater or less than the number of shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same fund is a nontaxable event. The new account will have the same registration as the account from which you are converting.

	The Acquired Fund	The Acquiring Fund
Reinstatement Privilege

Once a year, you may decide to reinstate Class A and Class C shares that you have redeemed within the past 180 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your investment. For purposes of determining the amount eligible for reinstatement, the shares will be valued at either the public offering price originally paid or the NAV on the date of redemption, whichever is higher. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class. If shares were redeemed from a Class C account, or a Class A account within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Distributor paid a sales commission on the purchase, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed. The redemption and repurchase of fund shares may result in a tax liability for federal income tax purposes.

Not applicable.

ADDITIONAL INFORMATION ON THE INVESTMENT PRACTICES, SECURITIES AND RISKS OF THE ACQUIRING FUND

 As noted above, the Funds have substantially similar investment objectives and principal investment strategies, with differences only existing in the language of the disclosure based on the different approaches to such disclosure taken by Henderson and T. Rowe Price. This section provides further information on certain types of securities and investment techniques that may be used by the Acquiring Fund, including associated risks.

Additional Information on Investment Strategies

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you are a long-term, risk-tolerant investor seeking a high level of current income and some appreciation potential, the Acquiring Fund may be appropriate but should not represent a significant portion of your assets. If you are investing primarily for stability and liquidity, the Acquiring Fund is not appropriate.

The Acquiring Fund could generate higher income than higher-quality bond funds and could have greater potential for capital appreciation. Because the high yield bond and loan markets can be more sensitive to changes in economic growth than interest rates, the Acquiring Fund may outperform high-quality bond funds when the outlook for the economy is positive.

While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the Acquiring Fund may be senior or subordinate obligations of the borrower, and may or may not be secured by collateral. The Acquiring Fund may acquire bank loans directly from a lender or through the agent, as an assignment from another lender who holds a floating rate loan, or as a participation interest in another lender’s floating rate loan or portion thereof.

The Acquiring Fund’s yield will vary. The Acquiring Fund’s yield is the annualized dividends earned for a given period (typically 30 days for bond funds), divided by the share price at the end of the period. The Acquiring Fund’s total return includes distributions from income and capital gains and the change in share price for a given period.

Credit quality refers to a bond issuer’s expected ability to make all required interest and principal payments on time. Because highly-rated issuers represent less risk, they can borrow at lower interest rates than less-creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.

Bonds and loans have a stated maturity date when their entire principal value must be repaid to the investor. However, many loans are prepayable at par at the borrower’s discretion and many bonds are “callable,” meaning their principal can be repaid before the stated maturity date. Fixed rate bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage when interest rates fall. In that environment, a bond’s “effective maturity” is usually its nearest call date. For example, the rate at which homeowners pay down their mortgage principal determines the effective maturity of mortgage-backed bonds.

A bond fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond’s maturity “weighted” by the percentage of the Acquiring Fund’s assets it represents. (The Acquiring Fund’s average effective maturity takes into consideration the possibility that an issuer may call a bond before its maturity date or, with respect to a pool of mortgages, the likelihood of prepayments on the mortgages.) Some funds utilize effective maturities rather than stated maturities when managing a fund to a certain average maturity, which provides additional flexibility in portfolio management.

Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond’s life. Future interest and principal payments are discounted to reflect their present value and then multiplied by the number of years they will be received to produce a value expressed in years–the duration. “Effective” duration takes into account call features and sinking fund payments that may shorten a bond’s life.

Since duration can be computed for bond funds, you can estimate the effect of interest rate fluctuations on share prices by multiplying the Acquiring Fund’s duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. A bond fund with a longer duration will generally be more sensitive to changes in interest rates than a bond fund with a shorter duration. (A bond fund’s duration is shown in its shareholder report.)

Duration measures only sensitivity to interest rate changes—the dominant source of risk for high-quality bond funds. It does not reflect risk from other sources, such as bond defaults. Therefore, duration may not be as significant an indicator of overall risk for a fund such as this one that invests in noninvestment-grade bonds.

In addition to investments in high yield corporate bonds and other income-producing securities, the Acquiring Fund may buy or sell credit default swaps involving a specific issuer or an index in order to adjust the Acquiring Fund’s overall credit quality, to hedge against fluctuations in instruments’ prices, to gain exposure to a particular issuer or security, or to manage certain investment risks.

As with any mutual fund, there is no guarantee the Acquiring Fund will achieve its objective. The Acquiring Fund’s share price fluctuates, which means you could lose money when you sell your shares of the Acquiring Fund. The income level of the Acquiring Fund will change with market conditions and interest rate levels.

Some particular risks affecting the Acquiring Fund include the following:

Market risk The market price of investments owned by the Acquiring Fund may go up or down, sometimes rapidly or unpredictably. The Acquiring Fund’s investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer’s financial condition, changes in interest or currency rates, or adverse investor sentiment generally. The value of a holding may also decline due to factors which negatively affect a particular industry or industries, such as labor shortages, increased production costs, or competitive conditions within an industry. The Acquiring Fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment in the Acquiring Fund to decline.

Interest rate risk This is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and that prices will decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Prices fall because the bonds and notes in the Acquiring Fund’s portfolio become less attractive to other investors when securities with higher yields become available. Generally, securities with longer maturities or durations and funds with longer weighted average maturities or durations have greater interest rate risk. As a result, in a rising interest rate environment, the net asset value of a fund with a longer weighted average maturity typically decreases at a faster rate than the net asset value of a fund with a shorter weighted average maturity or duration. In addition, some markets have recently experienced negative interest rates on bank deposits, and the debt instruments of certain issuers have traded at negative yields. Extremely low or negative interest rates may increase the Acquiring Fund’s susceptibility to interest rate risk and reduce the Acquiring Fund’s yield.

Call risk This is the risk that during periods of falling interest rates, issuers of callable bonds may redeem securities with higher interest rates before their maturity. The Acquiring Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Acquiring Fund’s income.

Credit risk This is the risk that an issuer of a debt security held by the Acquiring Fund will default (fail to make scheduled payments), potentially reducing the Acquiring Fund’s income and share price. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of an issuer or counterparty deteriorates. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest and principal payments. Therefore, the credit risk for the Acquiring Fund’s portfolio increases when the U.S. economy slows or enters a recession.

The loans and debt securities held by the Acquiring Fund typically will be noninvestment grade. These investments are usually considered speculative and involve a greater risk of default and price decline due to deterioration in the credit quality of the company or issuer. The companies in which the Acquiring Fund invests are not as strong financially as those with higher credit ratings and are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest and principal payments. Therefore, the credit risk for the Acquiring Fund’s portfolio increases when the economy slows or enters a recession.

The Acquiring Fund may be more vulnerable to interest rate risk if it is focusing on BB rated bonds since better-quality “junk” bonds follow the investment-grade market to some extent. If the Acquiring Fund focuses on bonds rated B and below, credit risk will probably predominate.

Other risks of “junk” investing The entire noninvestment-grade bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds, but “junk” bond investors should be prepared for it.

Any investments in distressed or defaulted securities subject the Acquiring Fund to even greater credit risk than investments in other below investment-grade bonds. Investments in obligations of restructured, distressed and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may be considered illiquid. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and result in only partial recovery of cash payments or no recovery at all. In addition, recovery could involve an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative and be valued by the Acquiring Fund at significantly less than its original purchase price.

Impairment of collateral risk The terms of the floating rate loans held by the Acquiring Fund may require that the borrowing company maintain collateral to support payment of its obligations. However, the value of the collateral securing a floating rate loan can decline or be insufficient to meet the obligations of the company. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower, or may be difficult to liquidate. The Acquiring Fund’s access to the collateral may be limited by bankruptcy, other insolvency laws, or by the type of loan the Acquiring Fund has purchased. For example, if the Acquiring Fund purchases a participation interest instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

Liquidity risk This is the risk that the Acquiring Fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the Acquiring Fund may not be able to sell a holding readily at a price that reflects what the Acquiring Fund believes it should be worth. Less liquid securities can also become more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional broker-dealers to make a market in fixed income securities or the lack of an active market. The potential for price movements related to liquidity risk may be magnified by a rising interest rate environment or other circumstances where selling activity from fixed income investors may be higher than normal, potentially causing increased supply in the market.

Floating rate loans often have contractual restrictions on resale. These restrictions can delay or impede the Acquiring Fund’s ability to sell loans and may adversely affect the price that can be obtained.

Loans and unlisted securities are typically less liquid than securities traded on national exchanges. The secondary market for loans may be subject to irregular trading activity and extended settlement periods, and the liquidity of individual floating rate loans can vary significantly over time. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a floating rate loan can be more difficult and buying or selling a floating rate loan at an acceptable price may not be possible or may be delayed. A delay in selling a floating rate loan or security can result in a loss and cause the Acquiring Fund’s price to decline.

Foreign investing risk To the extent the Acquiring Fund holds foreign securities, it will be subject to special risks, whether the securities are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse local, political, social, and economic conditions overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the U.S. dollar, lowering the value of securities denominated in those currencies and possibly the Acquiring Fund’s share price. These risks are heightened for the Acquiring Fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Derivatives risk The Acquiring Fund’s use of credit default swaps and options exposes the Acquiring Fund to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments can experience reduced liquidity and become difficult to value, and any of these instruments not traded on an exchange are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The use of these instruments involves the risks that anticipated changes in the creditworthiness of an issuer or appreciation in an underlying security will not be accurately predicted.

Efforts to reduce risk The portfolio manager may mitigate but not eliminate risk through one or more of the following:

• Thorough credit research performed by T. Rowe Price analysts;

• Extensive diversification, which helps limit the Acquiring Fund’s exposure to any one industry or issuer;

• Variations in the amount of assets invested in various types of securities; and

• Employing an active sell discipline to reduce unwanted securities.

Additional strategies and risks

In addition to the Acquiring Fund’s normal investments, the Acquiring Fund may employ other strategies that are not considered part of its principal investment strategies. Such investments may include other securities including equity securities (such as common stocks), municipal bonds, mortgage-backed and asset-backed securities, private placements, and, to a limited extent, other types of derivatives than those described in the Acquiring Fund’s principal investment strategies.

Mortgage-backed securities, certain asset-backed securities, and other debt securities that have embedded call options can be negatively impacted when interest rates fall because borrowers tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the Acquiring Fund to reinvest proceeds at lower interest rates, which reduces the Acquiring Fund’s total return and yield, and could result in a loss if bond prices fall below the level that the Acquiring Fund paid for them.

Mortgage-backed and asset-backed securities are also subject to extension risk, which is the risk that a rise in interest rates or lack of refinancing opportunities can cause the Acquiring Fund’s average maturity to lengthen unexpectedly due to a drop in expected prepayments of mortgage-backed securities, asset-backed securities, and callable debt securities. This would increase the Acquiring Fund’s sensitivity to rising rates and its potential for price declines.

Private placement securities are considered to be restricted securities since they cannot be resold without registration or an exemption from registration, features that make them difficult to sell and may negatively impact the price at which they can be ultimately sold. In addition, the issuer typically does not have an obligation to provide liquidity to investors by buying the securities back when the investor wants to sell. Since the offering is not registered with the SEC, investors in a private placement have less protection under the federal securities laws against improper practices than investors in registered securities.

Many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and gauging how the investment is likely to perform over time. The more limited financial information and lack of publicly available prices require the Acquiring Fund to determine a fair value for such investments. The assignments of fair value prices to private placements consider a wide variety of factors and are reviewed on a regular basis and updated as additional information becomes available. However, the valuation involves a significant amount of judgment and the fair value prices determined for the Acquiring Fund could differ from those of other market participants.

A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Derivatives can be highly volatile, illiquid, and difficult to value. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The Acquiring Fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation, which could adversely impact the value and liquidity of a derivatives contract subject to such regulation.

Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. The SEC has proposed a rule that would change the regulation of derivatives and how they are used by registered investment companies, such as the T. Rowe Price Funds. If adopted as proposed, the rule could require significant changes to the Acquiring Funds’ use of derivatives. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.

Bonds

A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem or “call” a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates. Bonds can be issued by U.S. and foreign governments, states, and municipalities, as well as a wide variety of companies.

A bond’s annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond’s price usually rises when interest rates fall and vice versa, so its yield generally stays consistent with current market conditions. High yield bond prices may be less directly responsive to interest rate changes than investment-grade issues and may not always follow this pattern.

Conventional fixed rate bonds offer a coupon rate for a fixed maturity with no adjustment for inflation. Real rate of return bonds also offer a fixed coupon but include ongoing inflation adjustments for the life of the bond.

Bonds may be unsecured (backed by the issuer’s general creditworthiness only) or secured (also backed by specified collateral). Most high yield “junk” bonds are unsecured. Bonds include asset- and mortgage-backed securities.

Certain bonds have floating or variable interest rates that are adjusted periodically based on a particular index. These interest rate adjustments tend to minimize fluctuations in the bonds’ principal values. The maturity of certain floating rate securities may be shortened under certain specified conditions.

Zero Coupon Bonds and Pay-in-Kind Bonds

A zero coupon bond does not make cash interest payments during a portion or all of the life of the bond. Instead, it is sold at a deep discount to face value, and the interest consists of the gradual appreciation in price as the bond approaches maturity. Zero coupon bonds can be an attractive financing method for issuers with near-term cash-flow problems or seeking to preserve liquidity. Pay-in-kind bonds pay interest in cash or additional securities, at the issuer’s option, for a specified period. Like zero coupon bonds, they may help a corporation conserve cash flow. Pay-in-kind prices reflect the market value of the underlying debt plus any accrued interest. Zero coupon bonds and pay-in-kinds can be higher- or lower-quality debt, and both are more volatile than coupon bonds. There is no limit on the Acquiring Fund’s investments in these securities.

The Acquiring Fund is required to distribute to shareholders income imputed to any zero coupon bonds or pay-in-kind investments even though such income may not be received by the Acquiring Fund as distributable cash. Such distributions could reduce the Acquiring Fund’s reserve position and require it to sell securities and incur a gain or loss at a time it may not otherwise want to in order to provide the cash necessary for these distributions.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Acquiring Fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Convertible Securities, Contingent Capital Securities, and Warrants

Investments may be made in debt or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Contingent capital securities are securities issued by banks and other financial institutions that are intended to provide a buffer (i.e., loss absorption) under scenarios when it may be difficult for the institution to raise new capital. Many of these securities are designed with features to either convert into equity of the issuer or have their principal written down by a predetermined percentage upon the occurrence of certain triggers. The principal write-down features may be triggered upon conditions such as the issuer’s capital ratio falling below a certain level or the financial system being deemed in crisis based on an assessment by regulators or objective indicators such as aggregate losses. Contingent capital securities carry the risk that conditions could cause the principal to be written down to zero and that a coupon could be cancelled at the financial institution’s discretion or at the request of regulators to help the institution absorb losses. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Bank Loans and Floating Rate Debt Securities

Floating rate bank loans and floating rate and variable rate debt securities have interest rates that reset periodically. Floating rate loans may include term loans, delayed draw term loans, bridge loans, and synthetic (or funded) letters of credit. Floating rate debt securities include variable rate bonds and notes.

Floating rate loans may be senior or subordinated obligations of the borrower and may be unsecured or secured by collateral of the borrower. Senior floating rate loans have a claim to the assets of the borrower that is senior to certain other creditors of the borrower and to certain other floating rate loans (such as second lien loans). The proceeds of floating rate loans are used by the borrower for a variety of purposes, including financing leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and to finance internal growth. The Acquiring Fund may invest in loans where a company is in uncertain financial condition, where the borrower has defaulted in the payment of interest or principal or performance of its covenants or agreements, or is involved in bankruptcy proceedings, reorganizations, or financial restructurings.

A term loan is a loan that has a specified repayment schedule. A delayed draw loan is a special feature in a term loan that permits the borrower to withdraw predetermined portions of the total amount borrowed at certain times. A bridge loan is a short-term loan arrangement typically made by a borrower in anticipation of longer-term permanent financing. Most bridge loans are structured so that their interest rates rise the longer the loans remain outstanding. A letter of credit is a guarantee by a bank that the borrower’s payment to the lender will be received on time and for the correct amount. If the Acquiring Fund enters into a commitment with a borrower regarding a delayed draw term loan or bridge loan, the Acquiring Fund will be obligated on one or more dates in the future to lend the borrower monies (up to an aggregate stated amount) if called upon to do so by the borrower.

Floating rate loans may be acquired as an assignment from another lender who holds a direct interest in the loan, as a participation interest in another lender’s portion of the loan, or directly through an agent acting on behalf of the lenders participating in the loan. In addition, the Acquiring Fund may gain exposure to bank loans through investments in another T. Rowe Price Fund that focuses on floating rate loans.

The Acquiring Fund may invest in loans via assignment, which usually means the Acquiring Fund will have direct contractual rights against the borrower. An assignment typically results in the purchaser succeeding to all rights and obligations under the loan agreement between the assigning lender and the borrower. However, assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Acquiring Fund may invest in loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. To the extent the Acquiring Fund invests in loans through participation interests, it will be more difficult for the Acquiring Fund to enforce its rights against the borrower because the Acquiring Fund will have established a direct contractual relationship with the seller of the participation interest but not with the borrower. When the Acquiring Fund invests in a loan by participation, it must rely on another party not only for the enforcement of its rights against the borrower, but also for the receipt and processing of payments due under the loan. Investing in a participation interest may also limit the Acquiring Fund’s right to vote on certain matters in connection with the loan, such as changes to the underlying loan agreement. Where the Acquiring Fund is a participant in a loan, it would be a creditor of the lender and not eligible to file a claim directly as a creditor in the event of the borrower’s bankruptcy.

The Acquiring Fund may make investments in a company through the purchase or execution of a privately negotiated note representing the equivalent of a loan. Larger loans to corporations or governments, including governments of less developed countries, may be shared or syndicated among several lenders, usually banks. The Acquiring Fund could participate in such syndicates or could buy part of a loan, becoming a direct lender.

These loans may often be obligations of companies or governments in financial distress or in default.

There is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank resale market. Market quotations for a particular loan may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline or cease. In general, a secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the Acquiring Fund’s ability to realize full value and thus cause a significant decline in the Acquiring Fund’s net asset value.

Loans in which the Acquiring Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Acquiring Fund’s ability to sell loans and may adversely affect the price that can be obtained.

Trade Claims

Trade claims are non-securitized rights of payment arising from a business transaction, such as a vendor or supplier extending credit to a company by offering payment terms for products or services. As a result of the bankruptcy of a company, payments on trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through a broker, and are typically bought at a discount to their face value with the size of the discount reflecting the probability of repayment. Trade claims may experience considerable price volatility and are typically considered to be illiquid.

Municipal Securities

The Acquiring Fund may invest in municipal notes and bonds, which are interest-bearing securities issued by state and local governments and governmental authorities to pay for public projects and services. The issuer of a municipal security has a contractual obligation to pay interest at a stated rate and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem or “call” a bond before maturity, which could require reinvestment of the proceeds at lower rates. The Acquiring Fund may purchase insured municipal bonds, which provide a guarantee that the bond’s interest and principal will be paid when due if the issuing entity defaults. Municipal bond insurance does not guarantee the price of the bond.

Income received from most municipal securities is exempt from federal income taxes. As a result, the yield on a municipal bond is typically lower than the yield on a taxable bond of similar quality and maturity. Like a taxable bond, a municipal bond’s price usually rises when interest rates fall and vice versa so its yield generally stays consistent with current market conditions.

Foreign Securities

The Acquiring Fund may invest in foreign securities. Foreign securities could include non-U.S. dollar-denominated securities traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as Yankee bonds). Investing in foreign securities involves special risks that can increase the potential for losses. These include exposure to potentially adverse local, political, social, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; the imposition of international trade and capital barriers, and other protectionist or retaliatory measures; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the potential for fluctuations in foreign exchange rates to decrease the investment’s value (favorable changes can increase its value). These risks are heightened for the Acquiring Fund’s investments in emerging markets.

Foreign securities increase fund diversification and may enhance returns, but they involve special risks, especially from emerging markets.

Mortgage-Backed Securities

The Acquiring Fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the Acquiring Fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The “big three” issuers are the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Government National Mortgage Association certificates are backed by the full faith and credit of the U.S. government, while others, such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation certificates, are only supported by the ability to borrow from the U.S. Treasury or by the credit of the agency. (Since September 2008, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation have operated under conservatorship of the Federal Housing Finance Agency, an independent federal agency.) Private mortgage bankers and other institutions also issue mortgage-backed securities.

Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the rate of mortgage prepayments, including refinancings, tends to increase. Refinanced mortgages are paid off at face value or “par,” causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the Acquiring Fund’s net asset value. When interest rates rise, the prices of mortgage-backed securities can be expected to decline. In addition, when interest rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased price volatility.

Other types of mortgage-backed securities in which the Acquiring Fund may invest include:

Collateralized Mortgage Obligations Collateralized mortgage obligations are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities including Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and non-agency-backed mortgages. All interest and principal payments from the underlying mortgages are passed through to the collateralized mortgage obligations in such a way as to create different classes with varying risk characteristics, payment structures, and maturity dates. Collateralized mortgage obligation classes may pay fixed or variable rates of interest, and certain classes have priority over others with respect to the receipt of prepayments and allocation of defaults.

Stripped Mortgage Securities Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a collateralized mortgage obligation to create additional classes of securities. Generally, one class receives interest-only payments and another receives principal-only payments. Unlike other mortgage-backed securities and principal-only strips, the value of interest-only strips tends to move in the same direction as interest rates. The Acquiring Fund can use interest-only strips as a hedge against falling prepayment rates (when interest rates are rising) and/or in an unfavorable market environment. Principal-only strips can be used as a hedge against rising prepayment rates (when interest rates are falling) and/or in a favorable market environment. Interest-only strips and principal-only strips are acutely sensitive to interest rate changes and to the rate of principal prepayments.

A rapid or unexpected increase in prepayments can severely depress the price of interest-only strips, while a rapid or unexpected decrease in prepayments could have the same effect on principal-only strips. Of course, under the opposite conditions these securities may appreciate in value. These securities can be very volatile in price and may have less liquidity than most other mortgage-backed securities. Certain non-stripped collateralized mortgage obligation classes may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain collateralized mortgage obligation classes, in addition to losing value, can exhibit characteristics of long-term securities and become more volatile. There is no guarantee that the Acquiring Fund’s investments in collateralized mortgage obligations, interest-only strips, or principal-only strips will be successful, and the Acquiring Fund’s total return could be adversely affected as a result.

Commercial Mortgage-Backed Securities Commercial mortgage-backed securities are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, and apartment buildings. Interest and principal payments from the loans are passed on to the investor according to a schedule of payments. Credit quality depends primarily on the quality of the loans themselves and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. The degree of subordination is determined by the rating agencies who rate the individual classes of the structure. Commercial mortgages are generally structured with prepayment penalties, which greatly reduce prepayment risk to the investor. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate.

Asset-Backed Securities

An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of any credit support provided by the structure or by a third-party insurance wrap or a line of credit, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are sometimes subject to prepayments, which can shorten the security’s effective maturity and may lower its return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty. The Acquiring Fund will invest the loan proceeds in additional securities and other assets consistent with its investment program. Investments in asset-backed securities can include collateralized loan obligations, which take the form of a special purpose vehicle that owns a pool of loans and receives repayments and cash flows from those loans. The underlying loans are organized into tranches based on their risk profile, with cash flows generated by the underlying loans allocated so that each tranche has its own payment schedule and maturity.

Derivatives and Leverage

A derivative is a financial instrument whose value is derived from an underlying security, such as a stock or bond, or from a market benchmark, such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards may be considered derivatives, including conventional instruments such as futures and options, as well as other potentially more complex investments such as swaps and structured notes. The use of derivatives can involve leverage. Leverage has the effect of magnifying returns, positively or negatively. The effect on returns will depend on the extent to which an investment is leveraged. For example, an investment of $1, leveraged at 2 to 1, would have the effect of an investment of $2. Leverage ratios can be higher or lower with a corresponding effect on returns. The Acquiring Fund may use derivatives in certain situations to help accomplish any or all of the following: to hedge against a decline in principal value, to increase yield, to manage exposure to changes in interest or currency exchange rates, to invest in eligible asset classes with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration or credit risk exposure.

While the Acquiring Fund’s individual investments may involve leverage, it will not invest in any high-risk, highly leveraged derivative instrument that, at the time of entering into the derivative transaction, is expected to cause the overall price volatility of the portfolio to be meaningfully greater than that of a long-term high yield bond.

Derivatives that may be used include the following instruments, as well as others that combine the risk characteristics and features of futures, options, and swaps:

Futures and Options Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, may be used to generate additional income, to enhance returns, or as a defensive technique to protect against anticipated declines in the value of an asset. Call options give the investor the right to purchase (when the investor purchases the option), or the obligation to sell (when the investor “writes” or sells the option), an asset at a predetermined price in the future. Put options give the purchaser of the option the right to sell, or the seller (or “writer”) of the option the obligation to buy, an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in interest rates, bond prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing the Acquiring Fund’s exposure to certain markets; in an effort to enhance income; to improve risk-adjusted returns; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, financial indexes, and foreign currencies. The Acquiring Fund may choose to continue a futures contract by “rolling over” an expiring futures contract into an identical contract with a later maturity date. This could increase the Acquiring Fund’s transaction costs and portfolio turnover rate.

Futures and options contracts may not always be successful hedges; their prices can be highly volatile; using them could lower the Acquiring Fund’s total return; the potential loss from the use of futures can exceed the Acquiring Fund’s initial investment in such contracts; and the losses from certain options written by the Acquiring Fund could be unlimited.

Swaps The Acquiring Fund may invest in interest rate, index, total return, credit default, and other types of swap agreements, as well as options on swaps, commonly referred to as “swaptions,” and interest rate swap futures, which are instruments that provide a way to obtain swap exposure and the benefits of futures in one contract. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Interest rate, index, and total return swaps are two-party contracts under which the Acquiring Fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indexes. Credit default swaps are agreements where one party (the protection buyer) will make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as defaults and bankruptcies related to an issuer or underlying credit instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to settle in cash at a future date at the price determined by a specific benchmark rate at the end of a fixed period. Swaps, swaptions, and swap futures can be used for a variety of purposes, including to manage the Acquiring Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Acquiring Fund’s exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.

There are risks in the use of swaps and related instruments. Swaps could result in losses if interest or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Acquiring Fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps can increase the Acquiring Fund’s exposure to credit risk and could result in losses if evaluation of the creditworthiness of the counterparty, or of the company or government on which the credit default swap is based, is incorrect. The use of swaps, swaptions, and swap futures may not always be successful. Using them could lower the Acquiring Fund’s total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the Acquiring Fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the Acquiring Fund’s investment at a reasonable price, which could turn an expected gain into a loss. Although there should be minimal counterparty risk associated with investments in interest rate swap futures, the Acquiring Fund could experience delays and/or losses due to the bankruptcy of a swap dealer through which the Acquiring Fund engaged in the transaction.

Hybrid Instruments Hybrid instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, security, or securities index or another interest rate (each a “benchmark”). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Acquiring Fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Acquiring Fund.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Currency Derivatives A fund that invests in foreign securities may attempt to hedge its exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forward currency exchange contracts, which are contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate. The Acquiring Fund may also use these instruments to create a synthetic bond, which is issued in one currency with the currency component transformed into another currency. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, the Acquiring Fund may use currency derivatives to substitute a different currency for the currency in which the investment is denominated, a strategy known as proxy hedging. If the Acquiring Fund were to engage in any of these foreign currency transactions, it could serve to protect its foreign securities from adverse currency movements relative to the U.S. dollar, although the Acquiring Fund may also use currency derivatives in an effort to gain exposure to a currency expected to appreciate in value versus other currencies. As a result, the Acquiring Fund could be invested in a currency without holding any securities denominated in that currency. Such transactions involve, among other risks, the risk that anticipated currency movements will not occur, which could reduce the Acquiring Fund’s total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

Investments in Other Investment Companies

The Acquiring Fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

The Acquiring Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Acquiring Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Acquiring Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Acquiring Fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Acquiring Fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the Acquiring Fund must pay its pro-rata share of that investment company’s fees and expenses. The Acquiring Fund’s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.

The Acquiring Fund may also invest in certain other T. Rowe Price Funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the Acquiring Fund’s investment program and policies.

Investments in other investment companies could allow the Acquiring Fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the Acquiring Fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other mutual funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks. If the Acquiring Fund invests in another T. Rowe Price Fund, the management fee paid by the Acquiring Fund will be reduced to ensure that the Acquiring Fund does not incur duplicate management fees as a result of its investment.

Illiquid Securities

Some of the Acquiring Fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business within seven days at approximately the prices at which they are valued. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the Acquiring Fund may only be able to sell such securities at prices substantially lower than what it believes they are worth.

Types of Investment Management Practices

Reserve Position

A certain portion of the Acquiring Fund’s assets may be held in reserves. The Acquiring Fund’s reserve positions will primarily consist of: 1) shares of a T. Rowe Price internal money fund or short-term bond fund (which does not charge any management fees); 2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and 3) U.S. dollar or non-U.S. dollar currencies. In order to respond to adverse market, economic, political, or other conditions, the Acquiring Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in reserves. If the Acquiring Fund has significant holdings in reserves, it could compromise its ability to achieve its objective. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Acquiring Fund, and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

Short Sales

The Acquiring Fund may sell a security short as a hedge against portfolio holdings that may be expected to decline in value. In short sales, investors sell borrowed securities in hopes of buying them back later at a lower price. However, if the price rises instead of falls, the investor will lose money when repurchasing the security.

When-Issued Securities and Forwards

The Acquiring Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on the Acquiring Fund’s investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment take place after the customary settlement period for that type of security (often a month or more later). During the interim period, the price and yield of the securities can fluctuate, and typically no interest accrues to the purchaser. At the time of delivery, the market value of the securities may be more or less than the purchase or sale price. To the extent the Acquiring Fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the Acquiring Fund’s net asset value than if the Acquiring Fund did not purchase them.

Borrowing Money and Transferring Assets

The Acquiring Fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with the Acquiring Fund’s policies as set forth in this prospectus and the Statement of Additional Information. Such borrowings may be collateralized with the Acquiring Fund’s assets, subject to restrictions.

Lending of Portfolio Securities

The Acquiring Fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected.

Credit Quality Considerations

The credit quality of many fund holdings is evaluated by rating agencies such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), and Fitch Ratings, Inc. (Fitch). Credit quality refers to the issuer’s ability and willingness to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to have the lowest credit risks. T. Rowe Price credit research analysts also evaluate the Acquiring Fund’s holdings, including those rated by outside agencies. Other things being equal, bonds and other debt obligations with lower ratings typically have higher yields due to greater credit risk.

Credit quality ratings are not guarantees. They are estimates of an issuer’s creditworthiness and ability to make interest and principal payments as they come due. Ratings can change at any time due to actual or perceived changes in an issuer’s creditworthiness or financial fundamentals.

Bonds rated Baa and above by Moody’s, and BBB and above by S&P and Fitch, are considered to be “investment grade.” Bonds that are rated below these categories are considered to have greater credit risk and are referred to as “below investment grade” or “noninvestment grade.” Bonds rated below investment grade range from speculative to highly speculative with respect to the issuer’s ability or willingness to pay interest and repay principal. The following table summarizes the rating scales and associated credit risk assigned by the major rating agencies. Within these categories, the rating may be modified with a symbol (such as 1, 2, and 3, or a plus or minus) to indicate whether the bond is ranked in the higher or lower end of its rating category. T. Rowe Price generally relies upon its own credit analysis when selecting investments.

Ratings of Debt Securities
Moody’s	S&P	Fitch	Description of Category
Aaa	AAA	AAA	Lowest level of credit risk with extremely strong capacity to meet financial commitments
Aa	AA	AA	Very low credit risk with very strong capacity to meet financial commitments
A	A	A	Low credit risk with strong capacity to meet financial commitments
Baa	BBB	BBB	Moderate credit risk with adequate capacity to meet financial commitments
Ba	BB	BB	Subject to substantial credit risk and adverse conditions could lead to inadequate capacity to meet financial commitments
B	B	B	Subject to high credit risk and adverse conditions will likely impair capacity to meet financial commitments
Caa	CCC	CCC	Subject to very high credit risk and dependent upon favorable conditions to meet financial commitments
Ca	CC	CC	Highly vulnerable to nonpayment and likely in, or very near, default with some prospect of recovery of principal and interest
C	C	C	Typically in default with little prospect for recovery of principal and interest
—	D	D	In default

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Management and Other Service Providers

 T. Rowe Price is the Acquiring Fund’s investment adviser and oversees the selection of the Acquiring Fund’s investments and management of the Acquiring Fund’s portfolio pursuant to an investment management agreement between the investment adviser and the Acquiring Fund. T. Rowe Price is a SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds.

 Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as distributor for all T. Rowe Price mutual funds on a continuous basis. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc.

 Services, a wholly owned subsidiary of T. Rowe Price, acts as the Acquiring Fund’s transfer agent and dividend disbursing agent and provides shareholder and administrative services. RPS, also a wholly owned subsidiary of T. Rowe Price, provides recordkeeping, sub-agency, and administrative services for certain types of retirement plans investing in the funds. Pursuant to an agreement between the T. Rowe Price family of funds and Services, the fees paid by the Acquiring Funds to Services are based on the costs to Services of providing these services plus a return on capital employed in support of the services.

 Certain fund accounting services are provided to the Price Funds by T. Rowe Price and, under a separate agreement, certain fund accounting services are provided to the Price Funds by The Bank of New York Mellon, subject to the oversight of T. Rowe Price.

 The address for T. Rowe Price, Investment Services, and T. Rowe Price Trust Company is 100 East Pratt Street, Baltimore, MD 21202. The address for Services and RPS is 4515 Painters Mill Road, Owings Mills, MD 21117. The address for The Bank of New York Mellon is 225 Liberty Street, New York, New York 10286.

Activities of T. Rowe Price and its Affiliates and Other Accounts Managed by T. Rowe Price

 Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section of the Acquiring Fund’s SAI, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the “Portfolio Transactions” section of the Acquiring Fund’s SAI for more information on our brokerage and trade allocation policies.

 The Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. For more information about conflicts of interest, see the Acquiring Fund’s SAI.

Information about Accounts in T. Rowe Price Funds

 The following section describes the Acquiring Fund’s Investor, Advisor, and I Class Shares, which the Acquiring Fund will make available after the Reorganization is effected, and how shareholders may buy and sell Fund shares. It also describes the T. Rowe Price Funds’ policies and procedures, including excessive trading policies.

INVESTING WITH T. ROWE PRICE

This section explains the basics of investing with T. Rowe Price and describes some of the different share classes that may be available. Certain share classes can be held directly with T. Rowe Price, while other share classes must typically be held through a financial intermediary, such as a bank, broker, retirement plan recordkeeper, or investment adviser.

AVAILABLE SHARE CLASSES

Each class of a fund’s shares represents an interest in the same fund with the same investment program and investment policies. However, each class is designed for a different type of investor and has a different cost structure primarily due to shareholder services or distribution arrangements that may apply only to that class. For example, certain classes may make payments to financial intermediaries for various administrative services they provide (commonly referred to as administrative fee payments) and/or make payments to certain financial intermediaries for distribution of the fund’s shares (commonly referred to as 12b-1 fee payments). Determining the most appropriate share class depends on many factors, including how much you plan to invest, whether you are investing directly in the fund or through a financial intermediary, and whether you are investing on behalf of a person or an organization.

While many T. Rowe Price Funds are offered in more than one class, not all funds are offered in the classes described in this section. The front cover and Section 1 of this prospectus indicate which share classes are available for the fund. This section generally describes the differences between Investor Class, I Class and Advisor Class shares. This section does not describe the policies that apply to accounts in T. Rowe Price institutional funds and certain other types of funds. Policies for these other funds are described in their respective prospectuses and all available share classes for the T. Rowe Price Funds are described more fully in the funds’ Statement of Additional Information.

Investor Class

A T. Rowe Price Fund that does not include the term “institutional” or indicate a specific share class as part of its name is considered to be the Investor Class of that fund. The Investor Class is generally designed for individual investors, but is also available to institutions and a wide variety of other types of investors. The Investor Class may be purchased directly from T. Rowe Price or through a retirement plan or financial intermediary. The Investor Class does not impose sales charges and does not make any 12b-1 fee payments to financial intermediaries but may make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets.

I Class

The I Class may be purchased directly from T. Rowe Price or through a financial intermediary. The I Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

I Class shares are designed to be sold to corporations, endowments and foundations, charitable trusts, defined benefit and defined contribution retirement plans, brokers, registered investment advisers, banks and bank trust programs, investment companies and other pooled investment vehicles, and certain individuals meeting the investment minimum or other specific criteria. The I Class generally requires a $1,000,000 initial investment minimum, although the minimum may be waived for retirement plans, financial intermediaries maintaining omnibus accounts for their customers, client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, and certain other accounts. For investors holding the I Class through a T. Rowe Price managed account program, the fees and terms and conditions of the managed account program will be applicable. Accounts that are not eligible for the I Class may be converted to the Investor Class following notice to the financial intermediary or investor.

Advisor Class

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and financial advisors. The Advisor Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.25% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets.

The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of Advisor Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the Advisor Class may be converted to the Investor Class following notice to the financial intermediary or investor.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Administrative Fee Payments (Investor Class and Advisor Class)

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the funds’ transfer agent. T. Rowe Price Funds (other than I Class shares) may make administrative fee payments to retirement plan recordkeepers, broker-dealers, and other financial intermediaries (at an annual rate of up to 0.15% of the fund’s average daily net assets) for transfer agency, recordkeeping, and other administrative services that they provide on behalf of the funds. These administrative services may include maintaining account records for each customer; transmitting purchase and redemption orders; delivering shareholder confirmations, statements, and tax forms; and providing support to respond to customers’ questions regarding their accounts. Except for funds that have an all-inclusive management fee, these separate administrative fee payments are reflected in the “Other expenses” line that appears in a fund’s fee table in Section 1.

12b-1 Fee Payments (Advisor Class)

Mutual funds are permitted to adopt a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each fund offering Advisor Class shares has adopted a 12b-1 plan under which those classes may make payments (for the Advisor Class, at an annual rate of up to 0.25% of the class’ average daily net assets) to various financial intermediaries, such as brokers, banks, insurance companies, investment advisers, and retirement plan recordkeepers for distribution and/or shareholder servicing of the Advisor. The 12b-1 plans provide for the class to pay such fees to the fund’s distributor and for the distributor to then pay such fees to the financial intermediaries that provide services for the class and/or make the class available to investors.

For the Advisor Class, distribution payments may include payments to financial intermediaries for making the Advisor Class shares available to their customers (e.g., providing the fund with “shelf space” or inclusion on a “preferred list” or “supermarket” platform). Shareholder servicing payments under the plans may include. These payments may be more or less than the costs incurred by the financial intermediaries. Because the fees are paid from the Advisor Class net assets on an ongoing basis, they will increase the cost of your investment over time. In addition, payments of 12b-1 fees may influence your financial advisor’s recommendation of the fund or of any particular share class of the fund. 12b-1 fee payments are reflected in the “Distribution and service (12b-1) fees” line that appears in a fund’s fee table in Section 1.

Comparison of Fees

The following table summarizes the distribution and shareholder servicing fee arrangements applicable to each class.

Class	12b-1 Fee Payments	Administrative Fee Payments
Investor Class	None	Up to 0.15% per year
I Class	None	None
Advisor Class	Up to 0.25% per year	Up to 0.15% per year
ACCOUNT SERVICE FEE

Investor Class

In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower-balance accounts that are held directly with the T. Rowe Price Funds’ transfer agent, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain Investor Class accounts with a balance below $10,000. The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August. The fee may be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions. The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year. Such redemption may result in a taxable gain or loss to you.

The account service fee generally does not apply to fund accounts that are held through a financial intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services provides recordkeeping services, or money market funds that are used as a T. Rowe Price Brokerage sweep account. Regardless of a particular fund account’s balance on the last business day of August, the account service fee is automatically waived for accounts that satisfy any of the following conditions:

Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, prospectuses, and shareholder reports;

• Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets includes investments through T. Rowe Price Brokerage and investments in T. Rowe Price Funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services provides recordkeeping services); or

• Any accounts of a shareholder who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000—visit troweprice.com or call 1-800-537-1098 for more information).

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee. Fund shares held in a T. Rowe Price IRA, Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

POLICIES FOR OPENING AN ACCOUNT

Investor and I Class shares may be purchased directly from T. Rowe Price or through various financial intermediaries. Advisor Class shares must be purchased through a financial intermediary (except for certain retirement plans held directly at T. Rowe Price). If you are opening an account through an employer-sponsored retirement plan or other financial intermediary, you should contact the retirement plan or financial intermediary for information regarding its policies on opening an account, including the policies relating to purchasing, exchanging, and redeeming shares, and the applicable initial and subsequent investment minimums.

Tax Identification Number

Investors must provide T. Rowe Price with a valid Social Security number or taxpayer identification number on a signed New Account Form or W-9 Form, and financial intermediaries must provide T. Rowe Price with their certified taxpayer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject you or the financial intermediary to an Internal Revenue Service fine. If this information is not received within 60 days of the account being established, the account may be redeemed at the fund’s then-current net asset value.

Important Information Required to Open a New Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

When you open an account, you will be asked for the name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number or taxpayer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law. (See “Rights Reserved by the Funds” later in this section.)

Institutional investors and financial intermediaries should call Financial Institution Services at 1-800-638-8790 for more information on these requirements, as well as to be assigned an account number and instructions for opening an account. Other investors should call Investor Services at 1-800-638-5660 for more information on these requirements.

The funds are generally available only to investors residing in the United States. However, purchases in state tax-free funds are limited to investors living in states where the fund is available for sale. The address of record on your account must be located in one of these states or you will be restricted from opening an account.

PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request depends on the day and time that T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by T. Rowe Price or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund). The share price, also called the net asset value, for each share class of a fund is calculated as of the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4 p.m. ET, on each day that the NYSE is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, a fund’s assets are valued and totaled, liabilities are subtracted, and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds.

The funds use various pricing services to provide closing market prices and information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges which trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can purchase, sell, and exchange shares are explained throughout this section. These procedures differ based on whether you hold your account directly with T. Rowe Price or through an employer-sponsored retirement plan or financial intermediary.

INVESTING DIRECTLY WITH T. ROWE PRICE

The following policies apply to accounts that are held directly with T. Rowe Price and not through a financial intermediary.

Options for Opening Your Account

If you own other T. Rowe Price Funds, you should consider registering any new account identically to your existing accounts so you can exchange shares among them easily (the name[s] of the account owner[s] and the account type must be identical).

For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership). There are multiple ways to establish a new account directly with T. Rowe Price.

Online You can open a new Investor Class account online. (I Class accounts must currently be opened either by telephone or in writing.) Go to troweprice.com/newaccount to choose the type of account you wish to open.

You can exchange shares online from an existing account in one fund to open a new account in another fund. The new account will have the same registration as the account from which you are exchanging, and any services (other than systematic purchase and systematic distribution arrangements) that you have preauthorized will carry over from the existing account to the new account.

To open an account online for the first time or with a different account registration, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to Internal Revenue Service backup withholding. Additionally, you must provide consent to receive certain documents electronically. You will have the option of providing your bank account information, which will enable you to make electronic funds transfers to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Mail If you are sending a check, please make your check payable to T. Rowe Price Funds (otherwise it may be returned) and send the check, together with the applicable New Account Form, to the appropriate address. (Please refer to the appropriate address under “Contacting T. Rowe Price” later in this section to avoid a delay in opening your new account.) T. Rowe Price does not accept third-party checks for initial purchases; however, third-party checks are typically accepted for additional purchases to an existing account. In addition, T. Rowe Price does not accept purchases by cash, traveler’s checks, money orders, or credit card checks. For exchanges from an identically registered account, be sure to specify the fund(s) and account number(s) that you are exchanging out of and the fund(s) you wish to exchange into.

By Telephone Direct investors can call Shareholder Services at
1-800-225-5132 (institutional investors should call 1-800-638-8790) to exchange from an existing fund account to open a new identically registered account in another fund. You may also be eligible to open a new account by telephone and provide your bank account information in order to make an initial purchase. To set up the account and banking service by telephone, additional steps will be taken to verify your identity and the authenticity of your bank account. Although the account may be opened and the purchase made, services may be not be established and Internal Revenue Service penalty withholding may occur until we receive the necessary signed form to certify your Social Security number or taxpayer identification number.

In Person You can also open a new account by visiting one of the T. Rowe Price Investor Centers located in downtown Baltimore, Colorado Springs, Owings Mills, Tampa, northern Virginia, or downtown Washington, D.C. Please refer to “Contacting T. Rowe Price” later in this section for the specific locations and phone numbers of the T. Rowe Price Investor Centers.

How Your Trade Date Is Determined

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value.

Note: There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and received in correct form by T. Rowe Price prior to the time the NYSE closes to be priced at that business day’s net asset value. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE, and still accept transactions and calculate their net asset value as of 4 p.m. ET.

Transaction Confirmations

We send immediate confirmations for most of your fund transactions. However, certain transactions, such as systematic purchases and systematic redemptions, dividend reinvestments, checkwriting redemptions from money funds, and transactions in money market funds used as a Brokerage sweep account, do not receive an immediate transaction confirmation but are reported on your account statement. Please review transaction confirmations and account statements as soon as you receive them, and promptly report any discrepancies to Shareholder Services.

Telephone and Online Account Transactions

You may access your accounts and conduct transactions involving Investor Class accounts using the telephone or the T. Rowe Price website at troweprice.com. You can only conduct transactions involving the I Class over the telephone or in writing. The T. Rowe Price Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. Please review your confirmation carefully, and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

Purchasing Shares

Shares may be purchased in a variety of ways.

By Check Please make your check payable to the T. Rowe Price Funds. Include a New Account Form if establishing a new account, and include either a fund investment slip or a letter indicating the fund and your account number if adding to an existing account. Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (not the day the request is received at the post office box).

By Electronic Transfer Shares may be purchased using the Automated Clearing House system if you have established the service on your account, which allows T. Rowe Price to request payment for your shares directly from your bank account or other financial institution account. You may also arrange for a wire to be sent to T. Rowe Price (wire transfer instructions can be found at troweprice.com/wireinstructions or by calling Shareholder Services). T. Rowe Price must receive the wire by the close of the NYSE to receive that day’s share price. There is no assurance that you will receive the share price for the same day you initiated the wire from your financial institution.

By Exchange You may purchase shares of a fund using the proceeds from the redemption of shares from another fund. The redemption and purchase will receive the same trade date and the new account will have the same registration as the account from which you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

Systematic Purchases (Automatic Asset Builder) You can instruct T. Rowe Price to automatically transfer money from your account at your bank or other financial institution at least once per month, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds that you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. To automatically transfer money to your account from a bank account or through payroll deductions, complete the appropriate section of the New Account Form when opening a new account or complete an Account Services Form to add the service to an existing account. Prior to establishing payroll deductions, you must set up the service with T. Rowe Price so that the appropriate instructions can be provided to your employer.

Initial Investment Minimums

Investor Class accounts, other than Summit Funds, require a $2,500 minimum initial investment ($1,000 minimum initial investment for IRAs, certain small business retirement accounts, and custodial accounts for minors, known as Uniform Gifts to Minors Act or Uniform Transfer to Minors Act accounts). Summit Funds require a $25,000 minimum initial investment. I Class accounts generally require a $1,000,000 minimum initial investment, although the minimum may be waived for certain types of accounts. If you request the I Class of a particular fund when you open a new account but the investment amount does not meet the applicable minimum, the purchase will be automatically invested in the Investor Class of the same fund.

Additional Investment Minimums

Investor Class accounts, other than Summit Funds, require a $100 minimum for additional purchases, including those made through Automatic Asset Builder. Summit Funds require a $100 minimum for additional purchases through Automatic Asset Builder and a $1,000 minimum for all other additional purchases. I Class accounts require a $100 minimum for additional purchases through Automatic Asset Builder but do not require a minimum amount for other additional purchases.

Exchanging and Redeeming Shares

Certain T. Rowe Price Funds assess a fee on redemptions of shares (including exchanges out of a fund) that are not held for a specified period of time. Please refer to “Contingent Redemption Fee” later in this section.

Exchanges You can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is available for sale and institutional investors are restricted from exchanging into a fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis.

Receiving Redemption Proceeds Redemption proceeds can be mailed to your account address by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. You can set up systematic redemptions and have the proceeds automatically sent via check or Automated Clearing House on a regular basis. If your request is received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day. However, if you request a redemption from a money market fund on a business day prior to noon ET and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale (except for wire redemptions from money market funds received prior to noon ET). A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees your financial institution may charge for an incoming wire.

If for some reason your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

If you change your address on an account, proceeds will not be mailed to the new address for 15 calendar days after the address change, unless we receive a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling Shareholder Services.

Checkwriting You may write an unlimited number of free checks on any money market fund and certain bond funds (although checkwriting will not be available for the Acquiring Fund), with a minimum of $500 per check. Keep in mind, however, that a check results in a sale of fund shares; a check written on a bond fund will create a taxable event that must be reported by T. Rowe Price to the Internal Revenue Service as a redemption.

Converting to Another Share Class

You may convert from one share class of a fund to another share class of the same fund. Although the conversion has no effect on the dollar value of your investment in the fund, the number of shares owned after the conversion may be greater or less than the number of shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same fund is a nontaxable event. The new account will have the same registration as the account from which you are converting.

T. Rowe Price conducts periodic reviews of account balances and may, if your account balance in a fund exceeds the minimum amount required for the I Class, automatically convert your Investor Class shares to I Class shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct T. Rowe Price not to effect the conversion.

Maintaining Your Account Balance

Investor Class Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance.

I Class To keep operating expenses lower, we ask you to maintain an account balance of at least $1 million. If your investment falls below $1 million (even if due to market depreciation), we have the right to convert your account to a different share class in the same fund with a higher expense ratio or redeem your account at the then-current net asset value after giving you 60 days to increase your balance.

The redemption of your account could result in a taxable gain.

INVESTING THROUGH A FINANCIAL INTERMEDIARY

The following policies apply to accounts that are held through a financial intermediary.

Accounts in Investor Class and I Class shares are not required to be held through a financial intermediary, but accounts in Advisor Class shares must be held through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). It is important that you contact your retirement plan or financial intermediary to determine the policies, procedures, and transaction deadlines that apply to your account. The financial intermediary may charge a fee for its services.

Opening an Account

The financial intermediary must provide T. Rowe Price with its certified taxpayer identification number. Financial intermediaries should call Financial Institution Services for an account number and wire transfer instructions. In order to obtain an account number, the financial intermediary must supply the name, taxpayer identification number, and business street address for the account. (Please refer to “Contacting T. Rowe Price” later in this section for the appropriate telephone number and mailing address.) Financial intermediaries must also enter into a separate agreement with the fund or its agent.

How the Trade Date Is Determined

If you invest through a financial intermediary and your transaction request is received by T. Rowe Price or its agent in correct form by the close of the NYSE, your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the New York Stock Exchange, your transaction will be priced at the next business day’s net asset value unless the fund has an agreement with your financial intermediary for orders to be priced at the net asset value next computed after receipt by the financial intermediary.

The funds have authorized certain financial intermediaries or their designees to accept orders to buy or sell fund shares on their behalf. When authorized financial intermediaries receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the authorized financial intermediary. The financial intermediary must transmit the order to T. Rowe Price and pay for such shares in accordance with the agreement with T. Rowe Price, or the order may be canceled and the financial intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or a financial intermediary may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE, and still accept transactions and calculate their net asset value as of 4 p.m. ET. Should this occur, your order must still be placed and received in correct form by T. Rowe Price (or by the financial intermediary in accordance with its agreement with T. Rowe Price) prior to the time the NYSE closes to be priced at that business day’s net asset value.

Purchasing Shares

All initial and subsequent investments by financial intermediaries should be made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services.

Investment Minimums

You should check with your financial intermediary to determine what minimum applies to your initial and additional investments.

The funds, other than Summit Funds, require a $2,500 minimum initial investment and Summit Funds require a $25,000 minimum initial investment, although the minimum is generally waived or modified for any retirement plans and financial intermediaries establishing accounts in the Investor Class or Advisor Class. I Class accounts generally require a $1,000,000 minimum initial investment, although the minimum is waived for certain retirement plans and financial intermediaries maintaining omnibus accounts for their customers.

Investments through a financial intermediary generally do not require a minimum amount for additional purchases.

Redeeming Shares

Certain T. Rowe Price Funds assess a fee on redemptions of shares (including exchanges out of a fund) that are not held for a specified period of time. Please refer to “Contingent Redemption Fee” later in this section.

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services. Normally, the fund transmits proceeds to financial intermediaries for redemption orders received in correct form on either the next business day or third business day after receipt of the order, depending on the arrangement with the financial intermediary. Proceeds for redemption orders received prior to noon ET for a money market fund may be sent via wire the same business day. You must contact your financial intermediary about procedures for receiving your redemption proceeds.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Financial Institution Services.

GENERAL POLICIES RELATING TO TRANSACATIONS

The following policies and requirements apply generally to accounts in the T. Rowe Price Funds, regardless of whether the account is held directly or indirectly with T. Rowe Price.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions. However, when authorized by the fund, certain institutions, financial intermediaries, or retirement plans purchasing fund shares directly with T. Rowe Price may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The institution, financial intermediary, or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. In addition, we request that you give us at least three business days’ notice for any purchase of $5 million or more.

Nonpayment If a check or Automated Clearing House transfer does not clear or payment for an order is not received in a timely manner, your purchase may be canceled. You (or the financial intermediary) will be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares in your account or another identically registered T. Rowe Price account as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

Contingent Redemption Fee

Short-term trading can disrupt a fund’s investment program and create additional costs for long-term shareholders. For these reasons, all share classes of the Acquiring Fund will be subject to a 2.00% redemption fee for shares held less than 90 days.

Redemption fees are paid to the fund (and not to T. Rowe Price) to deter short-term trading, offset costs, and help protect the fund’s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price Fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price Fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through a financial intermediary (such as a broker, bank, or investment adviser), recordkeeper for retirement plan participants, or other third party.

Computation of Holding Period When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the “first-in, first-out” method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The day after the date of your purchase is considered Day 1 for purposes of computing the holding period. For a fund with a 365-day holding period, a redemption fee will be charged on shares sold before the end of the required holding period. For funds with a 90-day holding period, a redemption fee will be charged on shares sold on or before the end of the required holding period. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee. If you purchase shares through a financial intermediary, consult your financial intermediary to determine how the holding period will be applied.

Transactions Not Subject to Redemption Fees The T. Rowe Price Funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price Funds will not be subject to redemption fees:

• Shares redeemed through an automated, systematic withdrawal plan;

• Shares redeemed through or used to establish certain rebalancing, asset allocation, wrap, and advisory programs, as well as non-T. Rowe Price fund-of-funds products, if approved in writing by T. Rowe Price;

• Shares purchased through the reinvestment of dividends or capital gain distributions;*

• Shares converted from one share class to another share class of the same fund;*

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees (e.g., for failure to meet account minimums);

• Shares purchased by rollover or changes of account registration within the same fund;*

• Shares redeemed to return an excess contribution from a retirement account;

• Shares of T. Rowe Price Funds purchased by another T. Rowe Price Fund and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that other shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares that are redeemed in-kind;

• Shares transferred to T. Rowe Price or a financial intermediary acting as a service provider when the age of the shares cannot be determined systematically;* and

• Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter or other approved time period, if approved in writing by T. Rowe Price.

* Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.

Redemption Fees on Shares Held in Retirement Plans If shares are held in a retirement plan, redemption fees generally will be assessed on shares redeemed by exchange only if they were originally purchased by a participant-directed exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan’s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.

Omnibus Accounts If your shares are held through a financial intermediary in an omnibus account, T. Rowe Price relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to enter into agreements with financial intermediaries establishing omnibus accounts that require the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all financial intermediaries or that the intermediaries will properly assess the fees.

Certain financial intermediaries may not apply the exemptions previously listed to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain financial intermediaries may exempt transactions not listed from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through a financial intermediary should check with their respective intermediary to determine which transactions are subject to the fees.

Large Redemptions

Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund’s portfolio rather than in cash (“redemption in-kind”). If this occurs, the securities will be selected by the fund in its absolute discretion, and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs and risks (for example, market risks until the securities are disposed of). In addition, we request that you give us at least three business days’ notice for any redemption of $5 million or more. If you continue to hold the securities, you may be subject to any ownership restriction imposed by the issuers. For example, real estate investment trusts often impose ownership restriction on their equity securities.

Delays in Sending Redemption Proceeds

Under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order.

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but will generally delay sending the proceeds for up to 10 calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned marked “uncollected.” (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

Involuntary Redemptions and Share Class Conversions

Shares held by any investors or financial intermediaries that are no longer eligible to invest in the I Class or who fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption at any time or conversion to the Investor Class of the same fund (which may have a higher expense ratio). Investments in Advisor Class shares that are no longer held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class of the same fund following notice to the financial intermediary or shareholder.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading and other costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the funds’ excessive and short-term trading policy:

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy); and

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price.

Transactions in certain rebalancing, asset allocation, wrap programs, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct a financial intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (e.g., following the advice of a newsletter). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

Financial Intermediary Accounts If you invest in T. Rowe Price Funds through a financial intermediary, you should review the financial intermediary’s materials carefully or consult with the financial intermediary directly to determine the trading policy that will apply to your trades in the funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through a financial intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Financial intermediaries may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When financial intermediaries establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the financial intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects such trading activity, T. Rowe Price may contact the financial intermediary to request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable) pursuant to a written agreement that T. Rowe Price has entered into with each financial intermediary. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy previously described, it will instruct the financial intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. Each financial intermediary has agreed to execute such instructions pursuant to a written agreement. There is no assurance that T. Rowe Price will be able to properly enforce its excessive trading policies for omnibus accounts. Because T. Rowe Price generally relies on financial intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the intermediaries’ timely performance of their responsibilities.

T. Rowe Price may allow a financial intermediary or other third party to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards.

Retirement Plan Accounts If shares are held in a retirement plan, generally the 30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper. An alternative excessive trading policy may apply to the T. Rowe Price Funds where a retirement plan has its own policy deemed acceptable to T. Rowe Price. You should contact T. Rowe Price or your plan recordkeeper to determine which of your transactions are subject to the funds’ 30-Day Purchase Block or an alternative policy.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Unclaimed Accounts and Uncashed Checks

If your account has no activity for a certain period of time and/or mail sent to you from T. Rowe Price (or your financial intermediary) is returned by the post office, T. Rowe Price (or your financial intermediary) may be required to transfer your account and any assets related to uncashed checks to the appropriate state under its abandoned property laws. To avoid such action, it is important to keep your account address up to date and periodically communicate with T. Rowe Price by contacting us or logging in to your account at least once every two years.

Delivery of Shareholder Documents

If two or more accounts own the same fund, share the same address, and T. Rowe Price reasonably believes that the two accounts are part of the same household or institution, we may economize on fund expenses by mailing only one shareholder report and prospectus for the fund. If you need additional copies or do not want your mailings to be “householded,” please call Shareholder Services.

T. Rowe Price can deliver account statements, transaction confirmations, prospectuses, tax forms, and shareholder reports electronically. If you are a registered user of troweprice.com, you can consent to the electronic delivery of these documents by logging in and changing your mailing preferences. You can revoke your consent at any time through troweprice.com, and we will begin to send paper copies of these documents within a reasonable time after receiving your revocation.

Signature Guarantees

A shareholder or financial intermediary may need to obtain a Medallion signature guarantee in certain situations, such as:

• Requests to wire redemption proceeds when bank account information is not already authorized and on file for an account;

• Requests to redeem over a specific dollar amount (varies by share class);

• Remitting redemption proceeds to any person, address, or bank account not on file;

• Establishing certain services after an account is opened; or

• Changing the account registration or broker-dealer of record for an account.

Financial intermediaries should contact T. Rowe Price Financial Institution Services for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Responsibility for Unauthorized Transactions

T. Rowe Price and its agents use procedures reasonably designed to confirm that telephone, electronic, and other instructions are genuine. These procedures include recording telephone calls; requiring personalized security codes or other information online and certain identifying information for telephone calls; requiring Medallion signature guarantees for certain transactions and account changes; and promptly sending confirmations of transactions and address changes. If T. Rowe Price and its agents follow these procedures, they are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted online, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them and notify T. Rowe Price of any inaccuracies.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc. acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc. provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay financial intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. In addition, certain funds serve as an underlying fund in which some fund-of-funds products, the T. Rowe Price Spectrum and Retirement Funds, invest. Subject to approval by each applicable fund’s Board, each underlying fund bears its proportionate share of the direct operating expenses of the T. Rowe Price Spectrum and Retirement Funds. All of the fees discussed above are included in a fund’s financial statements and, except for funds that have an all-inclusive management fee, are also reflected in the “Other expenses” line that appears in a fund’s fee table in Section 1.

CONTACTING T. ROWE PRICE

Accounts Held Directly With T. Rowe Price

Investors who want to open an account directly with T. Rowe Price or who already have an account held directly with T. Rowe Price (and not through a financial intermediary) should refer to the following information.

Online You can open an account and place most transactions online at troweprice.com.

Telephone If you have questions relating to the opening of a new account (including Traditional, Roth, and Rollover IRAs and most nonretirement accounts) with T. Rowe Price, please call Investor Services at 1-800-638-5660. To place a transaction, report unauthorized activity on your account or a discrepancy on your transaction confirmation, elect out of the “householding” of prospectuses and shareholder reports, or ask a question about an existing account, please call Shareholder Services at 1-800-225-5132. If you find our phones busy during unusually volatile markets, please consider placing your order online.

To access information on fund performance, prices, account balances, and your latest transactions 24 hours a day, please call T. Rowe Price Tele*Access® at 1-800-638-2587. (Please note that transactions cannot be placed through Tele*Access®.)

If you are an institutional investor opening an account directly with T. Rowe Price or have questions or want to place a transaction on an existing account, please call Financial Institution Services at 1-800-638-8790.

For inquiries regarding funds owned in a small business retirement plan, which include SEP-IRA, SAR-SEP, SIMPLE IRA, individual 401(k), profit sharing, money purchase pension, and certain 403(b) plan accounts, please call T. Rowe Price Retirement Client Services at 1-800-492-7670 or consult your plan administrator. Requests for redemptions from these types of retirement accounts may be required to be in writing.

Funds held through other employer-sponsored retirement plans should call the appropriate telephone number that appears on your retirement plan account statement.

If you hold shares of a T. Rowe Price Fund through a T. Rowe Price Brokerage account and want to place a transaction, please call 1-800-225-7720.

For inquiries or to place a transaction, the hearing-impaired should call
1-800-367-0763 (1-800-521-0325 if you hold shares in a small business retirement plan account).

By Mail Please be sure to use the correct address to avoid a delay in opening your account or processing your transaction. These addresses are subject to change at any time, so you may want to consider checking troweprice.com/contactus or calling the appropriate telephone number to ensure that you use the correct mailing address.

Investors (other than institutions and small business retirement plans) opening a new account or making additional purchases by check should use the following addresses:

via U.S. Mail T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors (other than institutions and small business retirement plans) requesting an exchange or redemption should use the following addresses:

via U.S. Mail T. Rowe Price Account Services P.O. Box 17468 Baltimore, MD 21298-8275	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17468 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors in a small business retirement plan opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. Mail T. Rowe Price Retirement Client Services P.O. Box 17479 Baltimore, MD 21297-1479	via private carriers/overnight services T. Rowe Price Attn.: Retirement Operations 4515 Painters Mill Road Owings Mills, MD 21117-4903

Institutional investors opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. Mail T. Rowe Price Financial Institution Services P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Financial Institution Services Mail Code: OM-4232 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (normally 4 p.m. ET), which could differ from the day that the request is received at the post office box.

Investor Centers To place a transaction or to sit down one-on-one with a counselor for investment guidance or to discuss a full range of investment topics, you may visit one of the T. Rowe Price Investor Centers at the following locations:

Baltimore Investor Center 105 East Lombard Street Baltimore, MD 21202 410-345-5757 or toll-free 888-453-7326	Colorado Springs Investor Center 2260 Briargate Parkway Colorado Springs, CO 80920 719-278-5700 or toll-free 866-728-9925
Owings Mills Investor Center Three Financial Center 4515 Painters Mill Road Owings Mills, MD 21117 410-345-5665 or toll-free 877-374-5245	Tampa Investor Center 4211 W. Boy Scout Boulevard, 8th Floor Tampa, FL 33607 813-554-4000 or toll-free 877-453-6447
Tysons Corner Investor Center 1600 Tysons Boulevard, Suite 150 McLean, VA 22102 703-873-1200 or toll-free 866-864-9847	Washington, D.C., Investor Center 1717 K Street, N.W., Suite A–100 Washington, D.C. 20006 202-466-5000 or toll-free 888-801-0316

Accounts Held Through Financial Intermediaries

If you hold shares of a fund through a financial intermediary, you must contact your financial intermediary to determine the requirements for opening a new account and placing transactions. Financial intermediaries should refer to the following information.

Telephone To open a new account, place transactions, or ask any question about an account, please call Financial Institution Services at 1-800-638-8790.

By Mail Financial intermediaries should send new account agreements and other documentation to the following addresses:

via U.S. Mail T. Rowe Price Financial Institution Services P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Financial Institution Services Mail Code: OM-4232 4515 Painters Mill Road Owings Mills, MD 21117-4842
INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option. Reinvesting distributions results in compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

Distributions not reinvested may be paid by check or transmitted to your bank account via Automated Clearing House or may be automatically invested into another fund account. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in additional shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. Dividends are declared daily and paid on the first business day of each month.

Shares of the fund earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If you purchase and redeem your shares through a financial intermediary, consult your financial intermediary to determine when your shares begin and stop accruing dividends as the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law. Capital gains are not expected from government or retail money market funds since they are managed to maintain a stable share price. However, if a money market fund unexpectedly has net capital gains for the year (after subtracting any capital losses), the capital gain may be declared and paid in December to shareholders of record.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

• You sell fund shares, including an exchange from one fund to another.

• The fund makes dividend or capital gain distributions.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Global Real Estate Fund, Real Estate Fund, bond funds, or money market funds is expected to qualify for this lower rate.

For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock funds, bond funds, or money market funds is expected to qualify for this deduction.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another fund in a taxable account is also a sale for tax purposes. As long as a money market fund maintains a stable share price of $1.00, a redemption or exchange to another fund will not result in a gain or loss for tax purposes. However, an exchange from one fund into a money market fund may result in a gain or loss on the fund from which shares were redeemed.

All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

T. Rowe Price (or your financial intermediary) will make available to you Form 1099-B, if applicable, no later than mid-February, indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the Internal Revenue Service. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. You may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as specific identification.

For mutual fund shares acquired after 2011, federal income tax regulations require us to report the cost basis information to you and the Internal Revenue Service on Form 1099-B using a cost basis method selected by you or, in the absence of such selected method, our default method if you acquire your shares directly from us. Our default method is average cost. For any fund shares acquired through a financial intermediary after 2011, you should check with your financial intermediary regarding the applicable cost basis method. You should, however, note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate. To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your financial intermediary) will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Your bond fund and money market fund dividends for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain dividends may also be subject to state and local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as real estate investment trusts (“REITs”), and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If a fund holds certain qualified tax credit bonds and elects to pass through the corresponding interest income and any available tax credits, you will need to report both the interest income and any such tax credits as taxable income. You may be able to claim the tax credits on your federal tax return as an offset to your income tax (including alternative minimum tax) liability, but the tax credits generally are not refundable. There is no assurance, however, that a fund will elect to pass through the income and credits.

If you are subject to backup withholding, we will have to withhold a 28% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money funds, to suspend redemptions to facilitate an orderly liquidation.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Section 15(f) Safe Harbor

Henderson and T. Rowe Price have agreed to use their commercially reasonable efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met. First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). In connection with the Reorganization scheduled to occur on May 22, 2017, the Henderson Trustees were advised that Henderson and T. Rowe Price were not aware of any circumstances relating to the Reorganization that might result in the imposition of such an “unfair burden” on the Acquired Fund as a result of the transaction between T. Rowe Price and Henderson. Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The Board of Directors of the

T. Rowe Price Corporation will satisfy this condition at the time of the Reorganization and, barring unforeseen departures or other circumstances outside of their control, expect to continue to satisfy this condition during the three-year period thereafter.

FINANCIAL HIGHLIGHTS

No financial highlights are provided for the Acquiring Fund because the Acquiring Fund is newly organized and has not yet begun operations. For financial statement purposes, the Acquired Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Acquired Fund’s Class A operating history will be used for the Acquiring Fund’s Advisor Class financial reporting purposes and the Acquired Fund’s Class I operating history will be used for the Acquiring Fund’s I Class financial reporting purposes after the consummation of the Reorganization.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

To help ensure that sufficient shares of common stock are represented at the meeting to permit approval of the proposal outlined in the Proxy Statement/Prospectus, the Acquired Fund has engaged the solicitation services of Computershare (the “Solicitor”). In addition, trustees and officers of the Acquired Fund, and employees of Henderson (and its affiliates), may solicit proxies. Proxies may be solicited by mail, in person, or by telephone. The costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganization will be borne by T. Rowe Price.

Revoking Proxies

Any proxy, including those given via the Internet or by telephone, may be revoked at any time before the votes have been submitted for tabulation at the meeting by filing a written notice of revocation with the Acquired Fund, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person.

Outstanding Shares

Only shareholders of record on March 1, 2017 (the “record date”) are entitled to notice of and to vote at the meeting. As of March 1, 2017, the following shares of the Acquired Fund were outstanding:

the Acquired Fund and its classes	Shares Outstanding (as of March 1, 2017)
Henderson High Yield Opportunities Fund	6,127,854
Henderson High Yield Opportunities Fund—Class A	1,226,131
Henderson High Yield Opportunities Fund—Class C	298,184
Henderson High Yield Opportunities Fund—Class I	2,292,140
Henderson High Yield Opportunities Fund—Class R6	2,311,397

Other Business

The Acquired Fund’s Board of Trustees knows of no business to be presented for consideration at the meeting other than the Proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments and Postponements

If, by the time scheduled for the meeting, a quorum of shareholders of the Acquired Fund is not present, the persons named as proxies may propose an adjournment of the meeting to another date and time, and the meeting may be held as adjourned without further notice. If the meeting is postponed, the Acquired Fund will give notice of the postponed meeting to its shareholders.

Shareholders’ Proposals

The Acquired Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by the Acquired Fund at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611 within a reasonable time before the meeting.

Appraisal Rights

If the Reorganization of the Acquired Fund is approved at the meeting, shareholders of the Acquired Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersede state law. Shareholders of the Acquired Fund, however, have the right to redeem their Acquired Fund shares until the Closing Date of the Reorganization.

OWNERSHIP OF SHARES OF THE ACQUIRED FUND

To the knowledge of the Acquired Fund, as of March 1, 2017, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Acquired Fund:

Henderson High Yield Opportunities Fund

RECORD HOLDER	SHARE CLASS	NUMBER OF SHARES	PERCENT OF CLASS
NATIONAL FINANCIAL SERVICES LLC ATTN: MUTUAL FUNDS DEPT., 4TH FLOOR 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310	Class A	768,174.86	62.65%
CHARLES SCHWAB & COMPANY INC. SPECIAL CUSTODY ACCT. FBO CUSTOMERS 211 MAIN ST. SAN FRANCISCO, CA 94105	Class A	150,864.83	12.30%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311	Class A	104,416.54	8.52%
UBS WM USA 000 110116100 OMNI ACCOUNT M/F 100 HARBOR BLVD. WEEHAWKEN, NJ 07086-6761	Class A	62,202.99	5.07%
JACQUELINE A. WALDMAN 12 LAUREL DR. NEEDHAM, MA 02492	Class C	17,314.56	5.81%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311	Class C	210,196.42	70.49%
UBS WM USA 000 110116100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 100 HARBOR BLVD. WEEHAWKEN, NJ 07086-6761	Class C	26,664.00	8.94%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311	Class I	1,037,752.11	45.27%

UBS WM USA 000 110116100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 100 HARBOR BLVD. WEEHAWKEN, NJ 07086-6761	Class I	860,061.60	37.52%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUST. ATTN: MUTUAL FUNDS DEPT., 4TH FLOOR 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310	Class I	138,522.66	6.04%
BNP PARIBAS NY BRANCH AS CUST. LONDON HENDERSON PENSION REINVEST 525 WASHINGTON BLVD., 9TH FLOOR JERSEY CITY, NJ 07310-1606	Class R6	2,118,684.20	91.66%
HENDERSON ALL ASSET FUND ATTN: TREASURER 737 N. MICHIGAN AVE., STE. 1700 CHICAGO, IL 60611	Class R6	181,329.59	7.85%

Shareholders of record with more than 25% of the outstanding shares of the fund are believed to hold shares only as nominee. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a fund can control the fund (within the meaning of the Section 2(a)(9) of the 1940 Act) and may be able to determine the outcome of a shareholder meeting.

The Acquiring Fund has not commenced operations as of the date of this Combined Proxy Statement and Prospectus, and the Registrant does not know of any persons who own of record or beneficially 5% or more of any class of the Acquiring Fund’s shares as of that date. T. Rowe Price Group, Inc., a Maryland corporation whose principal office is located at 100 East Pratt Street Baltimore, Maryland 21202, has provided an initial investment in the Acquiring Fund. For so long as T. Rowe Price Group, Inc. has a greater than 25% interest in the Acquiring Fund, T. Rowe Price Group, Inc. may be deemed to be a “control person” of the Acquiring Fund for purposes of the 1940 Act.

As of January 31, 2017, the Acquired Fund’s trustees and officers, as a group, owned less than one percent of the outstanding voting securities of the Acquired Fund.

Before the Reorganization is consummated, T. Rowe Price is expected to own more than 25% of the shares of the Acquired Fund in order to replace the investment of a Henderson affiliate (which has indicated that it intends to divest shares of the Acquired Fund prior to consummation of the Reorganization). Because T. Rowe Price was not a shareholder of record on March 1, 2017, T. Rowe Price does not have the ability to vote on this Proposal. However, it is anticipated that T. Rowe Price will continue to hold more than 25% of the shares of the Acquired Fund through the Reorganization and T. Rowe Price is therefore anticipated to be considered a control person of the Acquiring Fund. As a control person, T. Rowe Price will hold a substantial amount of the fund’s voting securities, and may be able to exercise a controlling influence in subsequent matters that are submitted to a vote of the Acquiring Fund’s shareholders, including, but not limited to, the election of Directors, approval of advisory contracts, and any vote relating to any future reorganizations or mergers of the fund. The ability to exercise a controlling influence over the Acquiring Fund may result in conflicts of interest because, among other things, T. Rowe Price is the investment adviser of the Acquiring Fund. T. Rowe Price is expected to begin selling the Acquiring Fund shares it holds as the fund accumulates greater assets, which may result in T. Rowe Price no longer having a controlling influence over shareholder approval matters.

EXPERTS

The financial statements and financial highlights of the Acquired Fund for each fiscal year since its inception on April 20, 2013 and any semi-annual period, as applicable, are incorporated by reference into this Proxy Statement/Prospectus. The financial statements and financial highlights of the Acquired Fund for its most recent fiscal year ended July 31, 2016 have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon incorporated by reference into this registration statement. In addition, the most recent semi-annual report contains unaudited financial statements and financial highlights for the six-month period ended January 31, 2017. Such financial statements and financial highlights are incorporated by reference herein.

AVAILABLE INFORMATION

You can obtain more free information about the Funds from your investment firm or

With respect to the Acquired Fund:

by writing to:	737 North Michigan Avenue, Suite 1700 Chicago, Illinois 60611
by calling:	866.3HENDERSON

The Acquired Fund’s statement of additional information and shareholder reports are available free of charge at: www.Hendersonfunds.com.

With respect to the Acquiring Fund:

by writing to:

Investors (other than institutions and small business retirement plans)

T. Rowe Price Account Services

P.O. Box 17300

Baltimore, MD 21297

Institutional Investors and Financial Intermediaries

T. Rowe Price Financial Institution Services

P.O. Box 17300

Baltimore, MD 21297-1603

by calling:	Investor Services at 1-800-638-5660 Financial Institution Services at 1-800-638-8790

Following the completion of the Reorganization, the Acquiring Fund’s statement of additional information and (when available) shareholder reports will be available free of charge at: www.troweprice.com.

Shareholder reports. Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, provide information about the Acquiring Fund’s investments. An annual report discusses market conditions and investment strategies that significantly affected the Acquiring Fund’s performance during its last fiscal year.

Each Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed onscreen or downloaded from the SEC’s Internet site at http://www.sec.gov.

EXHIBIT A

AMENDED AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this 27th day of February, 2017, by and among T. Rowe Price High Yield Fund, Inc., a Maryland corporation (the “T. Rowe Price Corporation”), with its principal place of business at 100 East Pratt Street, Baltimore, Maryland 21202, on behalf of its separate series, the T. Rowe Price U.S. High Yield Fund (the “Acquiring Fund”), and Henderson Global Funds, a Delaware statutory trust (the “Henderson Trust”), with its principal place of business at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611, on behalf of its separate series, Henderson High Yield Opportunities Fund (the “Acquired Fund”). T. Rowe Price Associates, Inc. (“Price Associates”), a Maryland corporation, joins this agreement solely for purposes of paragraphs 1.6, 5.1, 5.3, 9.2, 12, 14, 15.3, 15.4 and 15.5. Henderson Global Investors (North America) Inc. (“Henderson”), a Delaware corporation, joins this Agreement solely for purposes of paragraphs 1.6, 5.1, 5.3, 5.4, 9.2, 12, 14, 15.3, 15.4 and 15.5.

Except as otherwise specifically noted, all references in this Agreement to action taken by the Acquired Fund shall be deemed to refer to action taken by the Henderson Trust on behalf of the Acquired Fund, and all references in this Agreement to action taken by the Acquiring Fund shall be deemed to refer to action taken by the T. Rowe Price Corporation on behalf of the Acquiring Fund.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquiring Fund is an existing series of the T. Rowe Price Corporation, but has had no assets and has carried on no investment activities prior to the date first shown above;

WHEREAS, the following chart shows the Acquiring Fund and its classes of shares of common stock (par value $0.01 per share) (“Acquiring Fund Shares”) and the Acquired Fund with its corresponding classes of shares of beneficial interest (no par value) (“Acquired Fund Shares”):

Acquiring Fund and its Classes	Acquired Fund and its Corresponding Classes
T. Rowe Price U.S. High Yield Fund	Henderson High Yield Opportunities Fund
Investor Class	No corresponding class
Advisor Class	Class A Shares Class C Shares
I Class	Class I Shares Class R6 Shares

WHEREAS, throughout this Agreement, the term Acquiring Fund Shares should be read to include each class of shares of the Acquiring Fund, and each reference to Acquiring Fund Shares in connection with the Acquired Fund should be read to include each class of the Acquiring Fund that corresponds to the relevant class of the Acquired Fund;

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”);

WHEREAS, the reorganization and liquidation contemplated hereby will consist of (1) the sale, assignment, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for the Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund, as described herein, (2) the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund and (3) the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders (as defined below) in complete liquidation of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Directors of the T. Rowe Price Corporation (the “T. Rowe Price Board,” with the members of the T. Rowe Price Board referred to individually as the “T. Rowe Price Directors”), including a majority of the T. Rowe Price Directors who are not “interested person[s],” as defined by the 1940 Act, of the T. Rowe Price Corporation, has determined, with respect to the Acquiring Fund, that the sale, assignment, transfer and delivery of all of the property and assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption of the stated liabilities of the Acquired Fund by the Acquiring Fund pursuant to this Agreement is in the best interests of the Acquiring Fund and its shareholders; and

WHEREAS, the Board of Trustees of the Henderson Trust (the “Henderson Board,” with the members of the Henderson Board referred to individually as the “Henderson Trustees”), including a majority of the Henderson Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Henderson Trust, has determined that the sale, assignment, transfer and delivery of all of the property and assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption of the stated liabilities of the Acquired Fund by the Acquiring Fund pursuant to this Agreement is in the best interests of the Acquired Fund and its shareholders;

NOW, THEREFORE, in consideration of the above recitals and premises and of the covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF STATED ACQUIRED FUND LIABILITIES BY THE ACQUIRING FUND AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approval of the Acquired Fund Shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:

(i)

to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing: (A) the aggregate value of the Acquired Fund’s Assets, net of the Liabilities (each as defined in paragraph 1.2), computed in the manner set forth in paragraph 2.1, by (B) the net asset value of one share of the Acquiring Fund computed in the manner set forth in paragraph 2.1, in each case as of the time and date set forth in paragraph 2.1; and

(ii)	to assume the Liabilities of the Acquired Fund, as set forth in paragraph 1.2.

The transactions described in paragraph 1.1(i) and (ii) shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2. The property and assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, copies of all books and records belonging to the Acquired Fund (including all books and records required to be maintained under the 1940 Act), any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and all interests, rights, privileges and powers, other than the Acquired Fund’s rights under this Agreement on the Valuation Date as defined in paragraph 2.1, excluding the estimated costs of extinguishing any Excluded Liability (as defined below) and cash in an amount necessary to pay any dividends pursuant to sub-paragraph 6.3 (collectively, “Assets”). The Assets of the Acquired Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on the Statement of Assets and Liabilities of the Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period, except for the Acquired Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, “Liabilities”). For the avoidance of doubt, the Acquiring Fund shall assume only those Liabilities reflected in such Statement of Assets and Liabilities of the Acquired Fund and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Acquired Fund. The Acquired Fund will use its reasonable best efforts to discharge all known Liabilities prior to or at the Valuation Date (as defined in paragraph 2.1) to the extent permissible and consistent with its own investment objectives and policies. If prior to the Closing Date, the T. Rowe Price Corporation identifies a Liability that the T. Rowe Price Corporation and the Henderson Trust, on behalf of the Acquired Fund, mutually agree should not be assumed by the T. Rowe Price Corporation, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the T. Rowe Price Corporation and the Henderson Trust at the Closing (the “Excluded Liabilities”).

1.4. Immediately following the actions contemplated by paragraph 1.1, the Acquired Fund shall (a) distribute to its shareholders of record with respect to each class of Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 and (b) as soon as reasonably practicable thereafter, completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of that class owned by Acquired Fund Shareholders on the Valuation Date. All issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquired Fund will be dissolved in accordance with the laws of Delaware as soon as practicable following the Closing Date.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3.

1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund. The Acquired Fund shall file such regulatory reports, tax returns, or other documents on a timely basis.

1.7. Beginning at least fifteen business days prior to the Valuation Date, Henderson, on behalf of the Acquired Fund, will provide Price Associates with a daily schedule of the Assets then held by the Acquired Fund. At least ten business days prior to the Valuation Date, Price Associates, on behalf of the Acquiring Fund, will advise Henderson of any investments of the Acquired Fund shown on the Acquired Fund’s schedule of Assets that the Acquiring Fund would not be permitted to hold (i) under its investment objective, principal investment strategies or investment restrictions; (ii) under applicable law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties (including relating to valuation matters) to the Acquiring Fund in connection with facilitating the orderly transition of the Acquired Fund’s Assets to the Acquiring Fund. Under such circumstances, to the extent practicable, the Acquired Fund will, if requested by the Acquiring Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Acquired Fund, dispose of such investments prior to the Valuation Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is or will be subject with respect to such investments, to the extent practicable, the Acquired Fund will, if requested by the Acquiring Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Acquired Fund, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Valuation Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any Assets, if, in the reasonable judgment of the Acquired Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes, or would adversely affect the Acquired Fund’s status as a “regulated investment company” under the Code or would otherwise not be in the best interests of the Acquired Fund.

1.8. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books and records of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9. No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged by the Acquired Fund or the Acquiring Fund as a result of, or in connection with, the Reorganization.

1.10. Immediately after the Closing Date, the share transfer books relating to the Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2. VALUATION

2.1. The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the business day immediately preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in the then-current Acquiring Fund Prospectus (as defined below) and the valuation procedures established by the T. Rowe Price Board (such procedures, the “T. Rowe Price Valuation Procedures”). On the Valuation Date, the Acquired Fund shall record the value of the Assets, as valued pursuant to this paragraph 2.1, on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7 p.m. (Eastern Time) on the Valuation Date.

2.2. The Henderson Trust and the T. Rowe Price Corporation agree to use all commercially reasonable efforts to resolve prior to the Valuation Date any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquired Fund and those determined in accordance with the T. Rowe Price Valuation Procedures. In the event that there are material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquired Fund and those determined in accordance with the T. Rowe Price Valuation Procedures, and the use of the T. Rowe Price Valuation Procedures will result in a decrease in the aggregate net asset value of Acquiring Fund Shares to be credited to Acquired Fund Shareholders, T. Rowe Price may contribute a sufficient dollar amount to offset such difference.

3. CLOSING AND CLOSING DATE

3.1. The Closing Date for the Reorganization shall be such date as an authorized officer of each of the parties may agree, subject to the satisfaction or waiver of the conditions in this Agreement, provided that such date shall in no event be later than May 30, 2017 unless an extension is mutually agreed upon in writing by the parties. All acts taking place at the closing of the transactions provided for in this Agreement (the “Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of a time immediately before the opening of business on the Closing Date unless otherwise agreed to by the parties. To the extent the Acquired Fund’s Assets are for any reason not transferred on the Closing Date, the Acquired Fund shall cause its Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter. The Henderson Trust, on behalf of the Acquired Fund, shall notify the T. Rowe Price Corporation of any portfolio security held by the Acquired Fund in other than book-entry form at least five business days prior to the Closing Date.

3.2. The Henderson Trust shall direct State Street Bank and Trust Company (“State Street”), as custodian for the Acquired Fund (“Custodian”), to deliver to the T. Rowe Price Corporation, on behalf of the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, or such other certification as shall be agreed by the T. Rowe Price Corporation and the Henderson Trust. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the Acquiring Fund’s custodian. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as specified by the Acquiring Fund’s custodian so as to constitute good delivery thereof. The Custodian shall deliver to the Acquiring Fund’s custodian the Assets of the Acquired Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository or other permitted counterparties, in accordance with Rule 17f-4, Rule 17f-5, Rule 17f-6 or Rule 17f-7, as the case may be, under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of same day federal funds on the Closing Date. The T. Rowe Price Corporation shall direct State Street, as custodian for the Acquiring Fund, to deliver to the Henderson Trust, on behalf of the

Acquired Fund, at the Closing, a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Acquired Fund’s Assets on the Closing Date, or such other certification as shall be agreed by the T. Rowe Price Corporation and the Henderson Trust.

3.4. The Henderson Trust shall cause Boston Financial Data Services, transfer agent of the Acquired Fund (the “Transfer Agent”), to deliver to the T. Rowe Price Corporation, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that the Transfer Agent’s records contain the name and address of the Acquired Fund Shareholders and the number and percentage ownership of each outstanding class of shares owned by each such shareholder immediately prior to the Closing. The T. Rowe Price Corporation shall deliver to the Secretary of the Henderson Trust, on behalf of the Acquired Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1, (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4, and (c) the information set out in clauses (a) and (b) was provided by the T. Rowe Price Corporation’s transfer agent. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.5. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either an appropriate officer of the T. Rowe Price Corporation or an appropriate officer of the Henderson Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date and the Closing Date shall be postponed until at least the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4. REPRESENTATIONS AND WARRANTIES

4.1. Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Henderson Trust and acknowledged in writing by an officer of the T. Rowe Price Corporation, the Henderson Trust, on behalf of the Acquired Fund, represents and warrants to the T. Rowe Price Corporation as follows:

(a) The Acquired Fund is duly organized as a series of the Henderson Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with the power under the Henderson Trust’s Declaration of Trust to own all of its Assets and to carry on its business as it is currently conducted. The Acquired Fund has all necessary federal, state and local authorizations to carry out this Agreement;

(b) The Henderson Trust is registered with the Commission as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Henderson Trust, threatened. All issued and outstanding Acquired Fund Shares have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “Hart-Scott-Rodino Act”), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

(d) The Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) and current shareholder reports and each prospectus, statement of additional information and shareholder report of the Acquired Fund used during the three years prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Acquired Fund currently complies in all material respects with, and during the three years prior to the date of this Agreement, has complied in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and during the three years prior to the date of this Agreement, has complied in all material respects with, all of its investment objectives, policies, guidelines and restrictions and compliance procedures. All advertising and sales material used by the Acquired Fund during the year prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of the Financial Industry Regulatory Authority;

(f) On the Valuation Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens, encumbrances, hypothecations and claims whatsoever, other than a lien for taxes not yet due and payable and except those liens or encumbrances to which the Acquiring Fund has received notice and documentation prior to the Closing Date, and upon delivery and payment for such Assets, the T. Rowe Price Corporation, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act;

(g) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in a violation of the Henderson Trust’s Declaration of Trust or By-Laws, as each may be amended, or the laws of its jurisdiction of organization, or a material violation of any agreement, indenture, instrument, contract, lease or other undertaking to which the Henderson Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(h) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Henderson Trust, on behalf of the Acquired Fund, is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquired Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party, or by which the Acquired Fund is bound;

(i) No litigation or administrative proceeding or investigation of or before any court, governmental body or regulatory agency is presently pending or, to the Henderson Trust’s knowledge, threatened against the Henderson Trust, with respect to the Acquired Fund or any of the Acquired Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of the Acquired Fund’s business or the Acquired Fund’s ability to consummate the transactions contemplated by this Agreement. The Henderson Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency which materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated. Neither the Henderson Trust nor the Acquired Fund is in violation of, or has violated, nor, to the knowledge of the Henderson Trust, is under investigation with respect to or has been threatened to be charged with or given notice of any violation of, any applicable law or regulation. The Acquired Fund (A) does not have outstanding any option to purchase or other right to acquire shares of the Acquired Fund issued or granted by or on behalf of the Acquired Fund to any person; (B) has not, since December 31, 2016, entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, except as otherwise contemplated by this Agreement; (C) has not incurred any indebtedness, other than in the ordinary course of business consistent with past practice; (D) has not, since December 31, 2016, entered into any amendment of its organizational documents; (E) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable; and (F) has not entered into any agreement or made any commitment to do any of the foregoing;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund as of July 31, 2016 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and conform with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in conformity with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in conformity with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund’s reports on Form N-CSR and, to the knowledge of the Henderson Trust, no such disclosure will be required as of the Closing Date;

(j) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at January 31, 2017 (unaudited) are, or will be when sent to Acquired Fund Shareholders in the regular course, in conformity with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the T. Rowe Price Corporation) present or will present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in conformity with GAAP, including all known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in conformity with GAAP as of such date;

(k) Since January 31, 2017, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than 60 days from the date such indebtedness was incurred. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(l) For each taxable year of its operation ending prior to or on the Closing Date, the Acquired Fund will have declared a dividend or dividends prior to or as of the Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (determined without regard to the deduction for dividends paid) and all of its net capital gains, if any;

(m) ) The Acquired Fund is a separate series of the Henderson Trust. For each period for which the Henderson Trust had more than one series, the Acquired Fund was a separate series of the Henderson Trust treated as a separate corporation from each other series of the Henderson Trust under Section 851(g) of the Code;

(n) For each taxable year of its existence, the Acquired Fund has had in effect an election to be a regulated investment company under Subchapter M of the Code, has satisfied, and, for the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date, expects to satisfy, all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and for each such taxable year (or portion thereof), the Acquired Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Acquired Fund has not taken any action, caused any action to be taken, failed to take any action, or caused any failure to take any action which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code. The Acquired Fund does not and will not have any tax liability under Section 4982 of the Code for any period ending on or before the Closing Date. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Acquired Fund. All dividends paid by the Acquired Fund at any time prior to the Closing Date have qualified or will qualify for the deduction for dividends paid as defined in Section 561 of the Code;

(o) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all federal and other tax returns (including dividend reporting forms and other tax-related reports) that it was required to file, and all such tax returns were complete and accurate in all material respects. The Acquired Fund has not been informed in writing by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any tax return that was not filed, and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

(p) The Acquired Fund has timely paid, in the manner prescribed by law, all taxes that were due and payable or that were claimed to be due;

(q) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of taxes;

(r) The Acquired Fund has not been notified in writing that any examinations of the tax returns of the Acquired Fund are currently in progress or threatened, and, to the knowledge of the Acquired Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to the knowledge of the Acquired Fund, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to taxes existing or known to the Acquired Fund to be threatened or pending with respect to the Assets of the Acquired Fund;

(s) The Acquired Fund has no actual or potential liability for any tax obligation of any taxpayer other than itself. The Acquired Fund is not currently or has ever been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. The Acquired Fund is not a party to any tax allocation, sharing, or indemnification agreement;

(t) The unpaid taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for taxes (excluding accruals and reserves for deferred taxes established to reflect timing differences between book and tax income) set forth on the Statement of Assets and Liabilities rather than in any notes thereto. All taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(u) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all tax returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income tax returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of Section 6662 of the Code;

(v) The Acquired Fund has not undergone, has not agreed to undergo, nor is required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund (including the Acquiring Fund as its successor) will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(w) [RESERVED];

(x) The tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund’s tax books and records;

(y) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. All of the issued and outstanding Acquired Fund Shares will, on the Valuation Date and at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase of any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(z) The Henderson Trust, on behalf of the Acquired Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Henderson Trustees, on behalf of the Acquired Fund, and no other action or proceedings by the Acquiring Fund are necessary to authorize such execution, delivery and performance of this Agreement, and the transactions contemplated herein, other than the approval of the Acquired Fund Shareholders. This Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(aa) The information relating to the Acquired Fund furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(bb) As of the date of this Agreement, the Acquired Fund has provided the T. Rowe Price Corporation with information relating to the Acquired Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the T. Rowe Price Corporation (as the same may be amended or supplemented, the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. The parties shall use commercially reasonable efforts to cause such registration statement on Form N-14 to become effective. T. Rowe Price shall use commercially reasonable efforts to prepare and distribute such materials in such form consistent with all requirements of applicable law. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, such information provided by the Acquired Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that no representation or warranty is made with respect to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the T. Rowe Price Corporation or the Acquiring Fund for use therein. The parties shall cooperate to design and implement a program for soliciting and obtaining the votes of shareholders of the Acquired Fund approving the Reorganization;

(cc) There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement. The Acquired Fund does not have any material contracts, agreements or other similar commitments that will be terminated with liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Liabilities;

(dd) There have been no miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class of shares of the Acquired Fund during the twelve-month period preceding the date hereof that have not been remedied in accordance with industry practice that, individually or in the aggregate, would have a material adverse effect on the Acquired Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act;

(ee) The minute books and other similar records of the Henderson Trust made available to the Acquiring Fund and/or its counsel are true and correct in all material respects and contain no material misstatements or omissions with respect to the Acquired Fund. There are no minute books or other similar records of the Henderson Trust that were not made available to the Acquiring Fund that contain information regarding a material compliance, regulatory, or other non-routine matter relating to the Acquired Fund. All other books and records of the Acquired Fund that have been made available to the T. Rowe Price Corporation are true and correct in all material respects and contain no material misstatements or omissions with respect to the Acquired Fund;

(ff) The Henderson Trust has maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder, and such books and records are true and correct in all material respects, and copies (electronic or otherwise) will be provided to the Acquiring Fund on or about the Closing Date;

(gg) The Henderson Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquired Fund;

(hh) The Henderson Trust and the Acquired Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(ii) The Henderson Trust and the Acquired Fund have maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of its business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Henderson Trust, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(jj) The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates;

(kk) The Henderson Trust represents that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than as contemplated by this Agreement;

(ll) The officers of the Henderson Trust, on behalf of the Acquired Fund, will call a special meeting of shareholders of the Acquired Fund to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled at such date that the parties may agree to in writing and will comply with all applicable laws and regulations; and

4.2. Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the T. Rowe Price Corporation and acknowledged in writing by an officer of the Henderson Trust, the T. Rowe Price Corporation, on behalf of the Acquiring Fund, represents and warrants to the Henderson Trust as follows:

(a) The Acquiring Fund is duly organized as a series of the T. Rowe Price Corporation, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland. The Acquiring Fund has all necessary federal, state and local authorizations to carry out this Agreement;

(b) The T. Rowe Price Corporation is registered with the Commission as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of each class of Acquiring Fund Shares under the 1933 Act is in full effect and will be in full force and effect as of the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the T. Rowe Price Corporation, threatened;

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Act, each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

(d) The Acquiring Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time and in effect, the “Acquiring Fund Prospectus”) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) On the Valuation Date and the Closing Date, the Acquiring Fund will have good and marketable title to its assets, if any, free and clear of any liens, encumbrances, hypothecations and claims whatsoever, except those liens or encumbrances as to which the Acquired Fund has received notice and documentation prior to the Closing Date;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in a violation of the T. Rowe Price Corporation’s Articles of Incorporation or By-Laws, as each may be amended, or the laws of its jurisdiction of organization or a material violation of any agreement, indenture, instrument, contract, lease or other undertaking to which the T. Rowe Price Corporation, on behalf of the Acquiring Fund, is a party or by which it is bound;

(h) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, give rise to the right of termination or result in the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the T. Rowe Price Corporation, on behalf of the Acquiring Fund, is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, give rise to the right of termination or result in the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party, or by which the Acquiring Fund is bound;

(i) No litigation or administrative proceeding or investigation of or before any court, governmental body or regulatory agency is presently pending or, to the T. Rowe Price Corporation’s knowledge, threatened against the T. Rowe Price Corporation, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The T. Rowe Price Corporation, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency which materially and adversely affects the Acquiring Fund’s ability to consummate the transactions herein contemplated;

(j) The Acquiring Fund has not yet commenced operations. The Acquiring Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a regulated investment company for federal income tax purposes. However, upon filing its first federal income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a regulated investment company and until such time will take all steps necessary to ensure that it qualifies for taxation as a regulated investment company under Sections 851 and 852 of the Code.

(k) The Acquiring Fund’s shares will be, upon consummation of the Reorganization, duly and validly issued and outstanding, fully paid and non-assessable by the T. Rowe Price Corporation and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there any outstanding security convertible into any Acquiring Fund Shares;

(l) The T. Rowe Price Corporation, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the T. Rowe Price Directors, on behalf of the Acquiring Fund, and no other action or proceedings by the Acquiring Fund are necessary to authorize such execution, delivery and performance of this Agreement and the transactions contemplated herein. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference (insofar as it relates to the T. Rowe Price Corporation and the Acquiring Fund) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(n) There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus or in the Registration Statement;

(o) The T. Rowe Price Corporation has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund;

(p) The T. Rowe Price Corporation and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(q) The copy of the T. Rowe Price Corporation Valuation Procedures that the T. Rowe Price Corporation has provided to the Henderson Trust is an accurate and complete statement of such procedures as of the date that such copy was so provided; and

(r) The Acquiring Fund was formed for the purpose of effecting the transactions contemplated by this Agreement, and has not commenced investment operations and will not do so until after the Closing Date, and has no assets or liabilities (other than its rights and obligations under this Agreement). Accordingly, the Acquiring Fund does not have any tax attributes immediately before the transaction other than tax attributes, if any, related to a de minimis amount of assets held, if any, to facilitate the organization of the Acquiring Fund. The Acquiring Fund does not have any shareholders, and immediately following the Closing Date, the former shareholders of the Acquired Fund will own all of the Acquiring Fund’s outstanding shares, provided that the Acquiring Fund may issue nominal Acquiring Fund Shares to Price Associates (or an affiliate thereof) for purposes of certain organizational matters only.

5. COVENANTS OF THE PARTIES

5.1. The Acquired Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Acquired Fund Shares and regular and customary periodic dividends and distributions. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. In order to facilitate the transfer of Assets at the Closing Date, Price Associates may request in writing that Henderson use commercially reasonable efforts, subject to Henderson’s fiduciary duty, to limit or cease portfolio trading on behalf of the Acquired Fund for a period of up to three days prior to the Valuation Date. Henderson agrees that it will accommodate such requests to the extent such trading restrictions are consistent with the investment objectives, policies and strategies of the Acquired Fund and consistent with fulfilling its fiduciary obligations as an investment adviser. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2. The Acquired Fund will call a meeting of the Acquired Fund Shareholders to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby. In the event that the Acquired Fund receives insufficient votes from shareholders, the meeting may be adjourned as permitted under the Henderson Trust’s Declaration of Trust, Bylaws, applicable law and the Acquired Fund’s Prospectus/Proxy Statement in order to permit further solicitation of proxies.

5.3. In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the T. Rowe Price Corporation, on behalf of the Acquired Fund, will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, in which the T. Rowe Price Corporation will file for registration under the 1933 Act the Acquiring Fund Shares to be distributed to Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act. If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of such Registration Statement and Prospectus/Proxy Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item. The Acquired Fund agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Prospectus/Proxy Statement contained in the Registration Statement or other documents as are necessary, which each comply in all material respects with the applicable provisions of section 14(a) of the 1934 Act and section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

5.4. The Henderson Trust, the Acquired Fund, the T. Rowe Price Corporation and the Acquiring Fund will cooperate with each other, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under such acts to be set forth in the

Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, the Acquired Fund and Henderson will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Shares and will assist the Acquiring Fund and Price Associates in obtaining copies of any books and records of the Acquired Fund from its service providers reasonably requested by the T. Rowe Price Corporation or Price Associates. In addition, the T. Rowe Price Corporation and the Henderson Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any tax returns, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes, or in determining the financial reporting of any tax position. Upon reasonable notice, the Acquired Fund shall make available to the Acquiring Fund’s officers and agents, acting on behalf of the Acquiring Fund, all books and records of the Acquired Fund.

5.6. The Acquired Fund will prepare and deliver to the Acquiring Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Acquired Fund as of such date for review and agreement by the parties to determine that the Assets and the Liabilities of the Acquired Fund are being correctly determined in accordance with the terms of this Agreement. The Acquired Fund will deliver at the Closing (1) a statement of Assets and Liabilities of the Acquired Fund as of the Valuation Date and (2) a list of the Acquired Fund’s Assets as of the Closing Date showing the tax costs of each of its Assets by lot and the holding periods of such Assets, certified by the Treasurer or Assistant Treasurer of the Acquired Fund.

5.7. The Henderson Trust, on behalf of the Acquired Fund, agrees that the liquidation of the Acquired Fund will be effected in the manner provided in the Henderson Trust’s Declaration of Trust and Bylaws in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

5.8. It is the intention of the parties that the transaction contemplated by this Agreement will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization with the meaning of Section 368(a) of the Code. As promptly as practicable, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of section 381 of the Code.

5.9. Prior to the valuation of the Assets as of the Valuation Date, the Acquired Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Date, which, together with all previous dividends and distributions, shall have the effect of distributing to the shareholders of the Acquired Fund sufficient amounts of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus sufficient amounts of the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and sufficient amounts of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward) to satisfy the distribution requirements imposed by Section 852(a) of the Code for each of its taxable years.

5.10. The Acquiring Fund and the Acquired Fund will use commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to consummate and make effective in the most expeditious manner practicable the transactions contemplated by this Agreement. The Henderson Trust and the T. Rowe Price Corporation shall each use commercially reasonable efforts to make its officers available upon reasonable notice at reasonable times to provide explanations of any documents or information provided under this Agreement to the extent such officer is familiar with such documents or information.

5.11. The Henderson Trust and the T. Rowe Price Corporation will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as may be necessary, proper or advisable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the T. Rowe Price Corporation and the Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Henderson Trust and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1. The Henderson Trust and the Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on their behalf by the Henderson Trust’s President or any Vice President and its Chief Financial Officer, Treasurer or Assistant Treasurer, or any other person permitted to sign on behalf of the Acquired Fund, in form and substance reasonably satisfactory to the T. Rowe Price Corporation and dated as of the Closing Date, to the effect that the representations and warranties of the Henderson Trust and the Acquired Fund made in this Agreement are true and correct at and as of the date hereof and at and as of the Closing Date (except for such representations and warranties required to be true and correct as of another date, which representations and warranties shall be true and correct as of such other date), except as they may be affected by the transactions contemplated by this Agreement, and that the Henderson Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2. The Henderson Trust, on behalf of the Acquired Fund, shall have furnished to the T. Rowe Price Corporation a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of investments with their respective tax costs, all as of the Valuation Date, certified by the Henderson Trust’s Chief Financial Officer, Treasurer or Assistant Treasurer. This information will present fairly the financial condition and Assets of the Acquired Fund as of the Valuation Date in conformity with GAAP applied on a consistent basis, and any material contingent liabilities of the Acquired Fund shall be disclosed in such information.

6.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income (computed without regard to any deduction for dividends paid) for its taxable year ended July 31, 2016, and for any prior years, and all of the Acquired Fund’s net capital gain recognized in its taxable year ended July 31, 2016, and for any prior years (after reduction for any capital loss carryovers).

6.4. Prior to the Closing Date, the Acquired Fund shall have distributed an amount to its stockholders of at least the sum of ninety-eight percent of its ordinary income for the calendar year ended on December 31, 2016 and for any prior years, and ninety-eight and two-tenths percent of the Acquired Fund’s capital gain net income for the one-year period ending on July 31 of the calendar year ended on December 31, 2016, plus any shortfalls from prior years.

6.5. The Acquiring Fund shall have received the opinion of Vedder Price P.C., counsel to the Henderson Trust for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Vedder Price P.C. appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, to the following effect, which opinion may rely on a separate opinion of local counsel to the extent it relates to the laws of the State of Delaware, to the following effect:

(a) The Henderson Trust is validly existing in good standing under the laws of the State of Delaware and has all requisite power and authority to own all of its properties and assets and to carry on its business as an open-end investment company as described in the Prospectus, and the Acquired Fund is a series thereof duly constituted in accordance with the Declaration of Trust and Bylaws of the Henderson Trust.

(b) The Agreement has been duly authorized, executed and delivered by the Henderson Trust, on behalf of the Acquired Fund.

(c) The Agreement constitutes the valid and binding obligation of the Henderson Trust, enforceable against the Henderson Trust in accordance with its terms.

(e) The Acquired Fund has the power to sell, assign, transfer and deliver the Assets and the Liabilities to be transferred by it hereunder.

(f) Neither the execution and delivery of the Agreement by the Henderson Trust nor the performance by the Henderson Trust of its obligations under the Agreement: (i) contravenes the governing documents of the Henderson Trust; (ii) constitutes a violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquired Fund; (iii) contravenes any material judgment, order or decrees of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquired Fund; or (iv) violates the 1940 Act or any law, rule or regulation of the State of Delaware.

(h) Neither the execution and delivery by the Henderson Trust of the Agreement nor the performance by the Henderson Trust of its obligations under the Agreement requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of Delaware, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(i) The Henderson Trust is registered with the Commission pursuant to Section 8 of the 1940 Act as an open-end management investment company.

In addition, such counsel will confirm whether, as of the Closing Date, it is representing the Henderson Trust or the Acquired Fund in any pending litigation in which the Henderson Trust or the Acquired Fund is a named defendant that challenges the validity or the enforceability of the Agreement.

6.6. The Henderson Trust shall have duly executed and delivered to the T. Rowe Price Corporation, on behalf of the Acquired Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Custodian and instructions to the T. Rowe Price Corporation’s transfer agent as the T. Rowe Price Corporation may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Acquired Fund all of the right, title and interest of the Acquired Fund in and to the respective Assets of the Acquired Fund. In each case, the Assets of the Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

6.7. The T. Rowe Price Corporation shall have received at the Closing: (i) a certificate of an authorized signatory of the Custodian stating that the Assets of the Acquired Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the State Street, as custodian for the Acquiring Fund, stating that the Assets of the Acquired Fund have been received; (iii) a certificate of an authorized officer of the Transfer Agent confirming that the Transfer Agent on behalf of the Acquired Fund has delivered its records containing the names and addresses of the record holders of the Acquired Fund’s shares and the number and percentage (to four decimal places) of ownership of the Acquired Fund owned by each such holder as of the Valuation Date; (iv) a statement of the respective tax basis of all investments to be transferred by the Acquired Fund to the Acquiring Fund; and (v) the tax books and records of the Acquired Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

6.8.  [RESERVED].

6.9. The Henderson Trust’s agreements, on behalf of the Acquired Fund, with each of its service providers shall have terminated on or prior to the Closing Date with respect to the Acquired Fund, each in compliance with its termination provision without being subject to a contractual penalty, and the T. Rowe Price Corporation shall have received written assurances from the Henderson Trust that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

6.10. As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquired Fund is currently contractually obligated to pay for services provided to the Acquired Fund from those described in the Registration Statement.

6.11. [RESERVED].

6.12. The T. Rowe Price Corporation maintains a Directors & Officers / Errors & Omissions Policy (“TRP E&O/D&O Policy”), and the Acquiring Fund will be added to the TRP E&O/D&O Policy beginning on the Closing Date. The T. Rowe Price Corporation maintains an Independent Directors Liability policy (“TRP IDL Policy”), and the Acquiring Fund will be added to the TRP IDL Policy beginning on the Closing Date. The T. Rowe Price Corporation also maintains an investment company bond (“fidelity bond”), which the Acquiring Fund will be added to beginning on the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Henderson Trust and the Acquired Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the T. Rowe Price Corporation and the

Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1. The T. Rowe Price Corporation and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on their behalf by the T. Rowe Price Corporation’s President or any Vice President and its Chief Financial Officer, Treasurer or Assistant Treasurer, or any other person permitted to sign on behalf of the Acquired Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the T. Rowe Price Corporation and the Acquiring Fund made in this Agreement are true and correct at and as of the date hereof and at and as of the Closing Date (except for such representations and warranties required to be true and correct as of another date, which representations and warranties shall be true and correct as of such other date), except as they may be affected by the transactions contemplated by this Agreement, and that the T. Rowe Price Corporation and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2 The Acquired Fund shall have received the opinion of Willkie Farr & Gallagher LLP, counsel to the T. Rowe Price Corporation, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquired Fund, which opinion may rely on a separate opinion of local counsel to the extent it relates to the laws of the State of Maryland, to the following effect:

(a) The T. Rowe Price Corporation is validly existing under the laws of the State of Maryland and has all requisite corporate power and authority to carry on its business as an open-end investment company as described in the Registration Statement, and the Acquiring Fund is a separate series thereof duly authorized under the Articles of Incorporation, as amended or supplemented, and the Bylaws of the T. Rowe Price Corporation.

(b) This Agreement has been duly authorized, executed and delivered by the T. Rowe Price Corporation, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Henderson Trust, on behalf of the Acquired Fund, is the valid and binding obligation of the T. Rowe Price Corporation enforceable against the T. Rowe Price Corporation in accordance with its terms.

(c) The T. Rowe Price Corporation, acting on behalf of the Acquiring Fund, has the corporate power to assume the Liabilities to be transferred to it hereunder.

(d) Neither the execution and delivery of the Agreement by the T, Rowe Price Corporation nor the performance by the T, Rowe Price Corporation of its obligations under the Agreement: (i) conflicts with the Articles of Incorporation, as amended or supplemented, and the Bylaws of the T, Rowe Price Corporation; (ii) constitutes a violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (iii) contravenes any material judgment, order or decrees of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; or (iv) violates the 1940 Act or any law, rule or regulation of the State of Maryland.

(e) Neither the execution and delivery by the T. Rowe Price Corporation of the Agreement nor the performance by the T. Rowe Price Corporation of its obligations under the Agreement requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of Maryland, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(f) The T. Rowe Price Corporation is registered with the Commission pursuant to Section 8 of the 1940 Act as an open-end management investment company.

In addition, such counsel will confirm whether, as of the Closing Date, it is representing the T. Rowe Price Corporation or the Acquiring Fund in any pending litigation in which the T. Rowe Price Corporation or the Acquiring Fund is a named defendant that challenges the validity or the enforceability of the Agreement.

7.3. The T. Rowe Price Corporation shall have duly executed and delivered to the Henderson Trust, on behalf of the Acquiring Fund, such instrument of assumptions of liabilities and other instruments as the Acquired Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of all of the Liabilities of the Acquired Fund by the Acquiring Fund into which it is being reorganized.

7.5. The Henderson Trust shall have received from the Transfer Agent a certificate stating that it has received from the T. Rowe Price Corporation the number of full and fractional Acquiring Fund Shares of each class equal in value to the value of each corresponding class of the Acquired Fund as of the time and date set forth in paragraph 3.

7.6. As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund from those described in the Registration Statement.

7.6 The Henderson Trust will maintain the Directors & Officers / Errors & Omissions Policy (“E&O/D&O Policy”) for a period of not less than five (5) years (or some other typical tail coverage period, as mutually agreed to by the parties in writing) from the Closing Date adding the Acquired Fund to endorsement number nine (9) of the E&O/D&O Policy. The Henderson Trust will maintain the Independent Directors Liability (“IDL Policy”) for a period of not less than five (5) years (or some other typical tail coverage period, as mutually agreed to by the parties in writing) from the Closing Date adding the Acquired Fund as a tail coverage endorsement of the IDL Policy. Henderson agrees to provide T. Rowe Price a copy of the tail coverage endorsements showing the HY Fund and the separation date. If Henderson or the Henderson Trust cancels either policy within 5 years after the Closing, Henderson agrees to purchase tail coverage for the Henderson Trust and Henderson Trustees (at its expense) for such policy and provide a certificate of insurance to T. Rowe Price as evidence.

7.7 The merger of Horizon Orbit Corp. (“Merger Sub”), a direct wholly-owned subsidiary of Henderson Group, plc (“Henderson”) with and into Janus Capital Group, Inc. (“Janus”), with Janus surviving the merger as a direct wholly-owned subsidiary of Henderson, pursuant to the Agreement and Plan of Merger, dated as of October 3, 2016, among Janus, Henderson and Merger Sub (the “Janus Henderson Group Merger”), shall have been approved by the respective shareholders of Henderson and Janus and not terminated by Henderson or Janus.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The respective obligations of the T. Rowe Price Corporation, the Henderson Trust, the Acquired Fund and the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1. This Agreement shall have been approved by a majority of the outstanding shares of the Acquired Fund in the manner required by the Henderson Trust’s Declaration of Trust, Bylaws and applicable law, and the parties shall have received reasonable evidence of each such approval.

8.2. The Agreement, the transactions contemplated herein and the filing of the Registration Statement shall have been approved by the T. Rowe Price Board, and the Agreement, the transactions contemplated herein and the filing of the Prospectus/Proxy Statement shall have been approved by the Henderson Board, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or an equivalent officer.

8.3. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and to the knowledge of the parties hereto, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the T. Rowe Price Corporation and the Acquiring Fund, or the Henderson Trust and the Acquired Fund, to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or Acquired Fund.

8.5. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued, and to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6. As of the Closing Date, there shall be no pending litigation brought by any person against the Henderson Trust, the T. Rowe Price Corporation, the Acquired Fund or Acquiring Fund or any of the investment advisers, directors or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein. No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the transactions herein contemplated.

8.7. The Acquired Fund and Acquiring Fund shall have received the opinion of Willkie Farr & Gallagher LLP dated on the Closing Date satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in Section 1 hereof, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b) Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund, as contemplated in Section 1 hereof, except for any gain or loss that may be required to be recognized solely as a result of gain recognized on the transfer of certain assets of the Acquired Fund.

(c) Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the assumption of the Liabilities of the Acquired Fund and issuance of Acquiring Fund Shares as contemplated in Section 1 hereof.

(d) Under Section 362(b) of the Code, the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Acquired Fund upon the transfer.

(e) Under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets on which gain is recognized on the transfer to the Acquiring Fund).

(f) Under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

(g) Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h) Under Section 1223(1) of the Code, an Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code.

The parties acknowledge that the opinion will be based on certain factual certifications made by officers of the Henderson Trust and the T. Rowe Price Corporation and will also be based on customary assumptions; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above; and there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.8. With respect to the Acquired Fund, the Reorganization of the Acquired Fund into the Acquiring Fund and the material attributes of the Acquiring Fund, including, but not limited to, its investment advisory agreement, Rule 12b-1 Plan, administrative fee payment program, share classes, redemption fees, distribution agreement, transfer agent agreement, custody agreement, fund accounting agreements, and independent registered public accounting firm, shall, in all material respects, be in substantially the form as described in the Prospectus/Proxy Statement.

8.9. At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for paragraph 8.1 and paragraph 8.7) may be jointly waived by the Henderson Board and the T. Rowe Price Board, if, in the judgment of the Henderson Board, such waiver will not have a material adverse effect on the interests of the Acquired Fund Shareholders and, if, in the judgment of the T. Rowe Price Board, such waiver will not have a material adverse effect on the interests of the shareholders, if any, of the Acquiring Fund.

8.10. All of the conditions to the closing of the transactions contemplated by the Transfer Agreement between Henderson and Price Associates, dated February 27, 2017 (the “Transfer Agreement”), shall be satisfied or waived, and the closing of the transactions contemplated by the Transfer Agreement shall be consummated concurrently with the Closing.

9. BROKERAGE FEES AND EXPENSES

9.1. The T. Rowe Price Corporation, on behalf of the Acquiring Fund, and the Henderson Trust, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. Subject to Section 5.2(d) of the Transfer Agreement, the responsibility for payment of all of the costs of the Henderson Trust, the Acquired Fund, the T. Rowe Price Corporation or the Acquiring Fund arising in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded, shall be borne by Price Associates or its affiliates. The costs arising in connection with the transactions contemplated by this Agreement shall include, but not be limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Henderson Board and the T. Rowe Price Board, costs incurred in attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain matters, the preparation of this Agreement, fees of the Commission, state corporate fees and any fees of any state securities commission, transfer agency fees, auditing fees associated with the Acquiring Fund’s financial statements, costs and expenses associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Prospectus/Proxy Statement and Registration Statement, printing and distributing the Prospectus/Proxy Statement and Registration Statement, solicitation fees, brokerage commissions incurred in connection with paragraph 1.6, all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization under Section 368(a) of the Code pursuant to applicable guidance including, but not limited to, IRS Revenue Ruling 73-54.

10. ENTIRE AGREEMENT; INDEMNIFICATION

10.1. The T. Rowe Price Corporation and the Henderson Trust agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 From and after the Closing Date, the Acquired Fund (for purposes of this Section 10, an “Indemnitor”) shall indemnify, defend and hold harmless Price Associates, the T. Rowe Price Corporation (including its officers and directors), the Acquiring Fund and their affiliates (each a “T. Rowe Price Indemnified Party”) from and against any existing or future claims, liabilities or expenses, including reasonable attorneys’ fees, that such persons may incur, suffer, sustain or become subject to, arising from, based on or resulting from or constituting any breach or non-fulfillment of any representation, warranty, covenant, agreement or obligation of the Henderson Trust or the Acquired Fund under this Agreement or any other document delivered pursuant to this Agreement; provided, however, that no T. Rowe Price Indemnified Party shall be indemnified hereunder against any losses arising directly from such T. Rowe Price Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such T. Rowe Price Indemnified Party’s position.

10.3. From and after the Closing Date, the Acquiring Fund (for purposes of this Section 10, an “Indemnitor”) shall indemnify, defend and hold harmless Henderson, the Henderson Trust (including its officers and trustees), the Acquired Fund and their affiliates (each, a “Henderson Indemnified Party” and together with a T. Rowe Price Indemnified Party, an “Indemnified Party”) from and against any existing or future claims, liabilities or expenses, including reasonable attorneys’ fees, that such persons may incur, suffer, sustain or become subject to, arising from, based on or resulting from or constituting any breach or non-fulfillment of any representation, warranty, covenant, agreement or obligation of Price Associates, the T. Rowe Price Corporation or the Acquiring Fund under this Agreement or any other document delivered pursuant to this Agreement; provided, however, that no Henderson Indemnified Party shall be indemnified hereunder against any losses arising directly from such Henderson Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Henderson Indemnified Party’s position.

10.4. The Indemnified Party shall use its best efforts to minimize any liabilities, claims and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of thirty (30) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after thirty (30) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

11. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the T. Rowe Price Board or the Henderson Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a) by the written consent of each of the parties;

(b) by the Henderson Trust (i) following a breach by the T. Rowe Price Corporation of any of its representations, warranties or covenants contained in this Agreement, provided that the T. Rowe Price Corporation shall have been given a period of 10 business days from the date of the occurrence of a breach of a covenant or agreement to cure such breach and shall have failed to do so (provided, that the Henderson Trust is not then in material breach of the terms of this Agreement, and, provided further that no cure period shall be required for a breach that is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the T. Rowe Price Corporation or the Acquiring Fund;

(c) by the T. Rowe Price Corporation (i) following a breach by the Henderson Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Henderson Trust shall have been given a period of 10 business days from the date of the occurrence of a breach of a covenant or agreement to cure such breach and shall have failed to do so (provided, that the T. Rowe Price Corporation is not then in material breach of the terms of this Agreement, and, provided further that no cure period shall be required for a breach that is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Henderson Trust or the Acquired Fund;

(d) by either the T. Rowe Price Corporation or the Henderson Trust if: (i) there shall be a final, non-appealable order of a federal or state court in effect preventing consummation of the transactions contemplated hereby; or (ii) there shall be any final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated hereby by any governmental entity which would make consummation of the transactions contemplated hereby illegal; or

(f) by either the T. Rowe Price Corporation or the Henderson Trust if the Closing shall not have been consummated by May 30, 2017, provided the right to terminate this Agreement under this paragraph 11(e) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date.

If a party terminates this Agreement in accordance with this Section 11, other than a termination under (b), (c), (d) or (e) in connection with a willful default, there shall be no liability for damages on the part of any party, or the trustees, directors or officers of such party. In the event of a termination under (b), (c), (d) or (e) in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive.

At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for paragraph 8.1 and paragraph 8.7) may be waived by either the Henderson Trust or the T. Rowe Price Corporation, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented by a written instrument in such manner as may be deemed necessary or advisable by both the authorized officers of the applicable parties; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to each corresponding class of Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

To the T. Rowe Price Corporation:
 100 East Pratt Street
 Baltimore, Maryland 21202
 Attention: Darrell N. Braman, Esq., Secretary

With a copy (which shall not constitute notice) to:
 Willkie Farr & Gallagher LLP
 787 Seventh Avenue
 New York, NY 11598
 Attention: Margery K. Neale, Esq.

To the Henderson Trust:
 737 North Michigan Avenue, Suite 1700
 Chicago, Illinois 60611
 Attention: Christopher M. Golden, Esq.

With a copy (which shall not constitute notice) to:
 Vedder Price P.C.
 222 North LaSalle Street
 Chicago, Illinois 60601
 Attention: Cathy G. O’Kelly, Esq.

To Price Associates:
 100 East Pratt Street
 Baltimore, Maryland 21202
 Attention: David Oestreicher, Esq., Chief Legal Counsel

With a copy (which shall not constitute notice) to:
 Dechert LLP
 1900 K Street NW
 Washington, DC 20006
Attention: Tony Y. Chan, Esq.

To Henderson:
 Henderson Global Investors (North America) Inc.
 737 North Michigan Avenue, Suite 1700
 Chicago, Illinois 60611
 Attention: Christopher M. Golden, Esq.

With a copy (which shall not constitute notice) to:
 Vedder Price P.C.
 222 North LaSalle Street
 Chicago, Illinois 60601
 Attention: Cathy G. O’Kelly, Esq.

14. PUBLICITY/CONFIDENTIALITY

14.1. Publicity. The parties shall cooperate on determining the manner in which any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein are made, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

14.2. Confidentiality. (a) The Henderson Trust, the T. Rowe Price Corporation, Henderson and Price Associates (for purposes of this paragraph 14.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the Henderson Trust, the T. Rowe Price Corporation, Henderson and Price Associates agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

15. HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

15.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4. The name “T. Rowe Price High Yield Fund, Inc.” is the designation of the Board of Directors for the time being under the Articles of Incorporation dated October 8, 1984, as may be amended or supplemented from time to time, and all persons dealing with the T. Rowe Price Corporation or the Acquiring Fund must look solely to the property of the T. Rowe Price Corporation or the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assumes any personal liability for obligations entered into on behalf of the T. Rowe Price Corporation. No portfolio of the T. Rowe Price Corporation shall be liable for any claims against any other portfolio of the T. Rowe Price Corporation. The Acquired Fund, Henderson and Price Associates specifically acknowledge and agree that any liability of the T. Rowe Price Corporation under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other portfolio of the T. Rowe Price Corporation shall be liable with respect thereto.

15.5. The name “Henderson Global Funds” is the designation of the Board of Trustees for the time being under a Declaration of Trust dated June 4, 2001, as may be amended or supplemented from time to time, and all persons dealing with the Henderson Trust or the Acquired Fund must look solely to the property of the Henderson Trust or the Acquired Fund for the enforcement of any claims as none of the directors, officers, agents or shareholders assumes any personal liability for obligations entered into on behalf of the Henderson Trust or its successors or assigns. No portfolio of the Henderson Trust shall be liable for any claims against any other portfolio of the Henderson Trust or its successors or assigns. The Acquiring Fund, Henderson and Price Associates specifically acknowledge and agree that any liability of the Henderson Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund and that no other portfolio of the Henderson Trust shall be liable with respect thereto.

15.6. This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

T. Rowe Price High Yield Fund, Inc.,
on behalf of its series:
T. Rowe Price U.S. High Yield Fund

By:  _____________________________

 Darrell N. Braman
 Secretary

Henderson Global Funds,
on behalf of its series:
Henderson High Yield Opportunities Fund

By:  _____________________________

 James G. O’Brien
 President

Solely for purpose of paragraphs 1.6, 5.1, 5.3, 9.2, 12, 14, 15.3, 1 5.4 and 15.5

T. Rowe Price Associates, Inc.

By:  _____________________________

 Edward A. Wiese
 Vice President

Solely for purpose of paragraphs 1.6, 5.1, 5.3, 5.4, 9.2, 12, 14, 15.3, 15.4 and 15.5

Henderson Global Investors (North America) Inc.

By:  _____________________________

 James G. O’Brien
 President

PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 21, 2017

Fund and Class	Ticker
T. Rowe Price U.S. High Yield Fund

T. Rowe Price U.S. High Yield Fund—Advisor Class	TUHAX
T. Rowe Price U.S. High Yield Fund—I Class	TUHIX

(a series of T. ROWE PRICE HIGH YIELD FUND, INC.)

T. Rowe Price High Yield Fund, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

 This Statement of Additional Information (the “SAI”) is not a Prospectus. It should be read in conjunction with the related Combined Proxy Statement and Prospectus (also dated April 21, 2017) which covers Advisor Class and I Class Shares of the T. Rowe Price U.S. High Yield Fund to be issued in exchange for Class A and Class C shares, and Class I and Class R6 shares, respectively, of the Henderson High Yield Opportunities Fund, a series of Henderson Global Funds. Please retain this SAI for further reference. To obtain a copy of the Combined Proxy Statement and Prospectus, free of charge, please write to the T. Rowe Price Funds at the address set forth above or call the T. Rowe Price Funds at 1-800-621-2550.

TABLE OF CONTENTS

Introduction	108
Documents Incorporated by Reference	108
Pro Forma Financial Information	108

T. Rowe Price Associates, Inc. Investment Adviser 100 East Pratt Street Baltimore, MD 21202	T. Rowe Price Investment Services, Inc. Distributor 100 East Pratt Street Baltimore, MD 21202
T. Rowe Price Services, Inc. Transfer Agent 4515 Painters Mill Road Owings Mills, MD 21117
Investor Services at 1-800-638-5660 Financial Institution Services at 1-800-638-8790

INTRODUCTION

 This SAI is intended to supplement the information provided in the Combined Proxy Statement and Prospectus dated April 21, 2017 (the “Proxy Statement/Prospectus”) relating specifically to (i) the proposed transfer of all of the assets and the assumption of the stated liabilities of Henderson High Yield Opportunities Fund (the “Acquired Fund”), in exchange for shares of T. Rowe Price High Yield Opportunities Fund (the “Acquiring Fund”) to be distributed to the shareholders of the Acquired Fund, and (ii) the solicitation by the Board of Trustees of Henderson Global Funds of proxies to be used at a special meeting of the shareholders of the Acquired Fund to be held on May 15, 2017. The Acquiring Fund is a newly-organized fund that will commence operations upon consummation of the proposed reorganization (the “Reorganization”). Please retain this SAI for further reference.

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages, additional information regarding the Acquiring Fund and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1. Acquired Fund’s Semi-Annual Report for the fiscal period ended January 31, 2017 (File Nos. 333-62270 and 811-10399) as filed with the SEC on April 4, 2017 (Accession No.0000891804-17-000276) is incorporated herein by reference.

2. Acquired Fund’s Annual Report for the fiscal year ended July 31, 2016 (File Nos. 333-62270 and 811-10399) as filed with the SEC on September 29, 2016 (Accession No. 0000891804-16-001782) is incorporated herein by reference.

3. Acquired Fund’s Statement of Additional Information, dated March 27, 2017 (as supplemented) (File Nos. 333-62270 and 811-10399) as filed with the SEC on March 27, 2017 (Accession No. 0000891804-17-000220) is incorporated herein by reference.

4. Acquiring Fund’s Statement of Additional Information, dated April 19, 2017 (File Nos. 002-93707 and
811-04119) as filed with the SEC on April 19, 2017 (Accession No. 0000754915-17-000016) is incorporated herein by reference.

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma information set forth below as of January 31, 2017, for the six months ended January 31, 2017, and for the year ended July 31, 2016 is intended to present financial information as if the acquisition of Henderson High Yield Opportunities Fund (the “Acquired Fund”) by T. Rowe Price U.S. High Yield Fund (the “Acquiring Fund”) had been consummated at August 1, 2015. The resulting fund is referred to herein as the “Combined Fund.” The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Fund, which are available in its annual and semi-annual shareholder reports.

Note 1 – Reorganization

The Acquired Fund will be reorganized into the Acquiring Fund, which is a newly organized shell fund with no assets or liabilities, which will commence investment operations upon completion of the Reorganization. The Reorganization would be accomplished by the transfer of all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the shareholders of the Acquired Fund, in complete liquidation of the Acquired Fund followed by the termination of the Acquired Fund.

The Acquired Fund will be the accounting and performance survivor of the Reorganization, with the result that the Acquiring Fund, as the legal survivor in the Reorganization, will adopt the performance history of the Acquired Fund. The Combined Fund will have substantially the same portfolio composition, investment objectives, and investment policies and limitations as the Acquired Fund. It is expected that the current portfolio manager of the

Acquired Fund will continue to serve as the portfolio manager of the Acquiring Fund, and the investment professionals supporting the portfolio manager are expected to remain substantially the same. It is anticipated that none of the holdings of the Acquired Fund will be sold as a result of the Reorganization.

The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a direct result of the Reorganization. In accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), for financial reporting purposes, the historical cost basis of the investments received from the Acquired Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

As of January 31, 2017, the net assets of: (i) the Acquired Fund were approximately $57,368,519 and (ii) the Acquiring Fund were $0. The net assets of the Combined Fund as of January 31, 2017 would have been approximately $57,368,519.

Note 2 — Accounting Policies

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any contracts of the Acquiring Fund are expected as a result of the Reorganization. However, differences in valuation methodology between the Acquired Fund (mean) and the Acquiring Fund (bid) will have a negative impact on the net asset value per share that Acquired Fund shareholders receive in the Reorganization.

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to expenses made to the Combined Fund financial information for the six months ended January 31, 2017, and for the year ended July 31, 2016 as if the Reorganization had been in effect on August 1, 2015 using the fees and expenses information of the Acquiring Fund shown in the Proxy Statement/Prospectus and the actual fees and expenses of the Acquired Fund. The pro forma information has been prepared in accordance with U.S. GAAP which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

	Fee and Expense Increase/(Decrease)
Net Expense Category	Six Months Ended January 31, 2017	Year Ended July 31, 2016

Investment Management(1)	$21,082	$497.2
Shareholder Servicing(2)	(6,582.1)	(10,271.7)
Custody and accounting fees	64,061.6	133,801.1
Other Expenses(3)	(654.1)	6,149.3
Reimbursement(4)	(94,250.5)	(179,898.9)
Total Pro Forma Net Expense Adjustment	$(16,343.0)	$(49,723.0)

(1) Reflects the impact of applying the Acquiring Fund’s administration fee rates following the Reorganization to the combined fund’s average net assets.

(2) Reflects the anticipated reduction of certain duplicative expenses eliminated and economies of scale achieved as a result of the Reorganization.

(3) Includes organizational costs of approximately $5,000 related to the opening of the Acquiring Fund.

(4) Reflects the increase in expense reimbursement payments the advisor would have made to the combined fund if the Reorganization had occurred on August 1, 2015.

Note 4 — Reorganization Costs

T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Acquiring Fund’s investment adviser, and Henderson Global Investors (North America) Inc., the Acquired Fund’s investment adviser, estimate that expenses for the Reorganization will be approximately $6,184. These costs represent management’s estimate of professional services fees, printing costs and mailing charges related to the Reorganization. T. Rowe Price or its affiliates will pay the direct costs of the Reorganization.

Note 5 — Capital Loss Carryforwards

As of January 31, 2017, the Acquired Fund has $1,383,075 in capital loss carryforwards with no expiration. The reorganization is not expected to impact the use of the Acquired Fund’s capital loss carryforwards. The capital loss carryforwards may change significantly between now and the Closing Date. Further, the ability to use these losses (even in the absence of the Reorganization) depends on certain factors such as the future realization of capital gains or losses. Additionally, the amount of capital losses that can be carried forward and used in any single year may be limited if a fund experiences an “ownership change” within the meaning of Section 382 of the Internal Revenue Code.

PART C: OTHER INFORMATION

Item 15. Indemnification

T. Rowe Price High Yield Fund, Inc. (the “Corporation” or the “Registrant”) maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. (“Manager”), and its subsidiaries and affiliates as listed in Item 16 of this Registration Statement and all other investment companies in the T. Rowe Price family of mutual funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

General. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; provided, however, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article X, Section 10.01 of the Registrant’s By-Laws provides as follows:

Section 10.01. Indemnification and Payment of Expenses in Advance: The Corporation shall indemnify any individual (“Indemnitee”) who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a “Proceeding”) against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys’ fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under applicable Maryland law, as from time to time amended. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under applicable Maryland law, as from time to time amended. Subject to any applicable limitations and requirements set forth in the Corporation’s Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in applicable Maryland law, as from time to time amended.

Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“Disabling Conduct”).

Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

i. the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

ii. an independent legal counsel in a written opinion.

Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a) the Indemnitee provides a security for his undertaking; or

(b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

i. a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

ii. an independent legal counsel in a written opinion.

Section 10.02. Insurance of Officers, Directors, Employees, and Agents: To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1) CHARTER OF THE REGISTRANT

 (a) Articles of Incorporation of Registrant, dated October 9, 1984 (electronically filed with Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A, dated April 25, 1994)

 (b) Articles Supplementary of Registrant, on behalf of T. Rowe Price High Yield Fund—Advisor Class, dated March 14, 2000 (electronically filed with Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, dated March 27, 2000)

 (c) Articles Supplementary of Registrant, on behalf of T. Rowe Price High Yield Fund and T. Rowe Price High Yield Fund—Advisor Class, dated May 19, 2004 (electronically filed with Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, dated September 29, 2004)

 (d) Articles Supplementary of Registrant, dated April 5, 2007 (electronically filed with Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A, dated September 19, 2007)

 (e) Articles Supplementary of Registrant, dated February 7, 2012 (electronically filed with Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A, dated September 27, 2012)

 (f) Articles Supplementary of Registrant, on behalf of T. Rowe Price High Yield Fund—I Class, dated July 23, 2015 (electronically filed with Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A, dated August 12, 2015)

 (g) Articles Supplementary of Registrant, on behalf of T. Rowe Price U.S. High Yield Fund, T. Rowe Price U.S. High Yield Fund—Advisor Class, and T. Rowe Price U.S. High Yield Fund—I Class, dated March 20, 2017 (electronically filed with Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, dated April 18, 2017)

(2) BYLAWS OF THE REGISTRANT

 (a) By-Laws of Registrant, as amended January 21, 1988, April 20, 1990, July 1, 1991, July 20, 1993, January 18, 1994, July 21, 1999, October 16, 2002, February 5, 2003, April 21, 2004, February 8, 2005, July 22, 2008, and October 17, 2011 (electronically filed with Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A, dated September 27, 2012)

(3) VOTING TRUST AGREEMENT

  Not applicable

(4) AGREEMENT AND PLAN OF REORGANIZATION

 (a) Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to Part A of this Registration Statement on Form N-14

(5) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

 (a) Article SEVENTH, Section I—Issue of the Corporation’s Shares and Section II—Redemption and Repurchase of the Corporation’s Shares, in their entirety, from the Registrant’s Articles of Incorporation, is hereby incorporated by reference from Amendment No. 15, electronically filed and dated April 25, 1994 and Article II, Shareholders, in its entirety, and Article VIII, Capital Stock, from the Registrant’s By-Laws, are also incorporated by reference from Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A electronically filed and dated April 25, 1994

(6) INVESTMENT MANAGEMENT AGREEMENTS

 (a) Investment Management Agreement between Registrant, on behalf of T. Rowe Price High Yield Fund, and T. Rowe Price Associates, Inc., dated July 1, 1987 (electronically filed with Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A, dated April 25, 1994)

 (b) Amended Investment Management Agreement between Registrant, on behalf of T. Rowe Price High Yield Fund, and T. Rowe Price Associates, Inc., dated August 1, 2004 (electronically filed with Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, dated September 29, 2004)

 (c) Investment Management Agreement between Registrant, on behalf of T. Rowe Price U.S. High Yield Fund, T. Rowe Price U.S. High Yield Fund—Advisor Class, and T. Rowe Price U.S. High Yield Fund—I Class, and T. Rowe Price Associates, Inc., dated February 6, 2017 (electronically filed with Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, dated April 18, 2017)

(7) UNDERWRITING AND DISTRIBUTION CONTRACTS

 (a) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated May 1, 2003 (electronically filed with Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A, dated September 26, 2003)

 (b) Form of Selling Agreement to be used by T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, dated March 27, 2000)

(8) BONUS OR PROFIT SHARING PLAN

  Not applicable

(9) CUSTODIAN AGREEMENTS

 (a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, June 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2010, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2,

2016, July 12, 2016, August 1, 2016, and October 3, 2016 (electronically filed with Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, dated April 18, 2017)

 (b) Global Custody Agreement between JPMorgan Chase Bank and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003, October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, October 1, 2009, October 20, 2009, December 16, 2009, February 10, 2010, April 29, 2010, July 21, 2010, February 3, 2011, April 21, 2011, July 29, 2011, October 17, 2011, February 8, 2012, April 24, 2012, February 5, 2013, March 5, 2013, July 24, 2013, December 10, 2013, February 4, 2014, July 17, 2014, December 22, 2014, July 31, 2015, February 26, 2016, April 21, 2016, July 15, 2016, and July 26, 2016 (electronically filed with Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, dated April 18, 2017)

(10) RULE 12B-1 PLAN AND RULE 18F-3 PLAN

 (a) Rule 12b-1 Plan for T. Rowe Price High Yield Fund—Advisor Class, dated May 1, 2003 (electronically filed with Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A, dated September 26, 2003)

 (b) Rule 12b-1 Rule for T. Rowe Price U.S. High Yield Fund—Advisor Class, dated May 22, 2017 (electronically filed with Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A, dated February 17, 2017)

 (c) Rule 18f-3 Plan for T. Rowe Price High Yield Fund, T. Rowe Price High Yield Fund—Advisor Class, and T. Rowe Price High Yield Fund—I Class, dated February 9, 2000 (electronically filed with Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, dated March 27, 2000)

 (d) Amended and Restated Rule 18f-3 Plan for T. Rowe Price High Yield Fund, T. Rowe Price High Yield Fund—Advisor Class, and T. Rowe Price High Yield Fund—I Class, dated August 28, 2015 (electronically filed with Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A, dated August 12, 2015)

 (e) Rule 18f-3 Plan for T. Rowe Price U.S. High Yield Fund, T. Rowe Price U.S. High Yield Fund—Advisor Class, and T. Rowe Price U.S. High Yield Fund—I Class, dated May 22, 2017 (electronically filed with Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A, dated February 17, 2017)

(11) LEGAL OPINION AND CONSENT (AS TO LEGALITY OF THE SECURITIES BEING REGISTERED)

 (a) Legal Letter (filed herewith)

(12) AN OPINION AND CONSENT OF COUNSEL (AS TO CERTAIN TAX CONSEQUENCES)

 (a) Opinion of Willkie Farr & Gallagher LLP (to be filed by amendment)

(13) OTHER MATERIAL CONTRACTS OF THE REGISTRANT

 (a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2017, as amended April 10, 2017 (electronically filed with Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, dated April 18, 2017)

 (b) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 2014, as amended February 4, 2014, April 29, 2014, November 1, 2014, December 29, 2014, January 20, 2015, July 1, 2015, and July 27, 2015 (electronically filed with Amendment No. 47, dated September 23, 2015)

 (c) Agreement between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds for Fund Accounting and Related Administrative Services, dated August 1, 2015, as amended November 3, 2015, April 27, 2016, July 19, 2016, August 1, 2016, October 25, 2016, and April 18, 2017 (electronically filed with Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, dated April 18, 2017)

 (d) Fund Accounting Agreement between T. Rowe Price Funds, T. Rowe Price Associates, Inc. and The Bank of New York Mellon, dated August 1, 2015, as amended December 9, 2015, February 23, 2016, April 27, 2016, April 30, 2016, July 19, 2016, August 1, 2016, September 28, 2016, and October 25, 2016 (electronically filed with Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, dated April 18, 2017)

 (e) Fund Accounting Agreement Side Letter between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds in connection with the Fund Accounting Agreement between the T. Rowe Price Funds, T. Rowe Price Associates, Inc. and The Bank of New York Mellon dated August 1, 2015, as amended November 3, 2015, April 18, 2016, July 19, 2016, August 1, 2016, and October 25, 2016

 (f) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the T. Rowe Price Funds, dated January 1, 2017, as amended April 10, 2017 (electronically filed with Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, dated April 18, 2017)

 (g) I Class Expense Limitation Agreement between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds listed on Exhibit A of the Agreement, dated July 27, 2015 (electronically filed with Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A, dated August 12, 2015)

 (h) Expense Limitation Agreement between T. Rowe Price Associates, Inc. and Registrant, on behalf of the T. Rowe Price U.S. High Yield Fund, T. Rowe Price U.S. High Yield Fund—Advisor Class, and T. Rowe Price U.S. High Yield Fund—I Class, dated February 6, 2017 (electronically filed with Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, dated April 18, 2017)

(14) OTHER OPINIONS AND CONSENTS

 (a) Consent of Independent Registered Public Accounting Firm

(15) OMITTED FINANCIAL STATEMENTS

  Not applicable

(16) POWERS OF ATTORNEY

 (a) Power of Attorney, dated April 21, 2016 (electronically filed with Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, dated April 18, 2017)

(17) ADDITIONAL EXHIBITS

 (a) Form of Proxy Card (filed herewith)

 (b) Acquired Fund’s Summary Prospectus, dated November 30, 2016 (as supplemented) (File Nos. 333-62270 and 811-10399) as filed with the SEC on November 29, 2016 (Accession No. 0000891804-16-001933)

 (c) Acquired Fund’s Semi-Annual Report for the fiscal period ended January 31, 2017 (File Nos. 333-62270 and 811-10399) as filed with the SEC on April 4, 2017 (Accession No. 0000891804-17-000276) is incorporated herein by reference.

 (d) Acquired Fund’s Annual Report for the fiscal year ended July 31, 2016 (File Nos. 333-62270 and 811-10399) as filed with the SEC on September 29, 2016 (Accession No. 0000891804-16-001782) is incorporated herein by reference.

 (e) Acquired Fund’s Prospectus and Statement of Additional Information, each dated March 27, 2017 (as supplemented) (File Nos. 333-62270 and 811-10399) as filed with the SEC on March 27, 2017 (Accession No. 0000891804-17-000220) is incorporated herein by reference.

 (f) Acquiring Fund’s Statement of Additional Information, dated April 19, 2017 (File Nos. 002-93707 and 811-04119) as filed with the SEC on April 18, 2017 (Accession No. 0000754915-17-000016) is incorporated herein by reference.

Item 17. Undertakings

 (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

 (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

 (c) The Registrant hereby undertakes to file, by post-effective amendment, the final opinion of Willkie Farr & Gallagher LLP supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

Signatures

As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Baltimore and State of Maryland on the 20th day of April, 2017.

 T. Rowe Price High Yield Fund, Inc.

 /s/Edward C. Bernard

By: Edward C. Bernard

 Chairman of the Board

As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/Edward C. Bernard	Chairman of the Board	April 20, 2017

Edward C. Bernard	(Chief Executive Officer)

/s/Catherine D. Mathews	Treasurer	April 20, 2017

Catherine D. Mathews	(Chief Financial Officer)
and Vice President

*

Anthony W. Deering	Director	April 20, 2017

*

Bruce W. Duncan	Director	April 20, 2017

*

Robert J. Gerrard, Jr.	Director	April 20, 2017

*

Paul F. McBride	Director	April 20, 2017

*

Cecilia E. Rouse	Director	April 20, 2017

*

John G. Schreiber	Director	April 20, 2017

*

Mark. R. Tercek	Director	April 20, 2017

/s/Edward A. Wiese

Edward A. Wiese	Director	April 20, 2017

*/s/David Oestreicher

David Oestreicher	Vice President and	April 20, 2017

Attorney-In-Fact